FIRST FOCUS FUNDS
                                  ANNUAL REPORT
                                 MARCH 31, 2003

                                [GRAPHIC MISSING]
                                First Focus Cover

                                 [LOGO MISSING]
                                   FIRST FOCUS
                                      FUNDS
                           Value. Stability. Service.

                       TABLE OF CONTENTS

Shareholder Letter .....................................  1
Management Discussion and Analysis .....................  2
Statements of Net Assets ............................... 15
Statements of Operations ............................... 44
Statements of Changes in Net Assets .................... 46
Financial Highlights ................................... 50
Notes to Financial Statements .......................... 52
Directors and Officers of the
   First Focus Funds ................................... 63
Notice to Shareholders ................................. 65

                               NOTICE TO INVESTORS

                        Shares of First Focus Funds are:

                                NOT FDIC INSURED

                        MAY LOSE VALUE | NO BANK GUARANTEE


The First Focus Funds are distributed by an independent third party, SEI Investments Distribution Co.

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                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS

ANNUAL REPORT
First Focus Funds SM



MARCH 31, 2003

DEAR SHAREHOLDER

Let us all take a deep breath. We find ourselves at the end of the first quarter, 2003, in the midst of one of the most painful equity bear markets of all time. As of March 31, the S&P 500 Composite Index sits 42% below its all time high of 1527 set on March 24, 2000, and the NASDAQ 73% below its March 5, 2000 all time high of 5049. We are thankfully in the final stages of the overt portion of the campaign to remove Saddam Hussein and his regime from power in Iraq, but have the difficult task ahead of rebuilding a country oppressed for over 30 years by a brutal dictatorship. The memories of 9/11 and its devastating effects still are fresh in our memories. Our economy is teetering on the brink of another recession, and although the odds are still in favor of avoiding such a double dip, they do exist.

Over the course of the last decade, bonds have outperformed stocks. The Lehman Long Government Bond Index has returned 8.89% annualized for the last 10 years vs. 8.52% for the S&P 500 Composite Index. This phenomenon has occurred only a handful of times over the course of the last 100 years. Over the last 3 years, bonds have soundly thrashed stocks, with the Lehman Long Government Index returning 11.43% annualized vs. -16.05% for the S&P 500 Composite Index. Although bonds have given up a little of their luster recently, they are still very close to 40 year highs, and those of you living on fixed incomes know all too well, are yielding next to nothing. Some money market funds have found themselves in the unenviable position of having to cut their expense ratios just to keep their yields in the positive category. We watch with a certain amount of consternation as we see mutual fund data suggesting there is a great deal of money going out of stock funds and into bond funds. According to FRC, an industry publication tracking monthly mutual fund flows, the top 7 categories for inflows so far in 2003 are all bond funds.

The tone of this letter is not meant to be preachy, just cautionary. It is human nature to "follow the herd" when it comes to investing. The problem is the herd is rarely right. Proper diversification is always prudent, and should be done with some discipline, to counteract our natural tendencies to let two primary emotional responses, fear and greed, dictate our decisions. Stocks have been out of favor for three years. Perhaps we should take a closer look. Bonds have been in favor for the last 3 years. As part of any prudent asset allocation, we should base our decisions on where we believe the markets are going, not where they have been.

Let there be no misunderstanding, there are plenty of challenges that we face as financial asset managers in the days, weeks and months ahead. But as we study our models, it appears that there is a great deal of risk premium priced into equity valuations today. Although we may see some further short-term downside in equity prices, the risk is much less significant than in the late 1999 and early 2000 timeframe. Just like it was impossible to call the top of the market in 1999-2000, it is impossible to call the bottom today. But for those investors with true long-term investment horizons, it may be time once again to revisit asset allocations and your commitment to stocks versus bonds.

                                 Stephen Frantz
                            Chief Investment Officer
                                sfrantz@fnni.com

ANNUAL REPORT
First Focus Funds SM


FIRST FOCUS SHORT/INTERMEDIATE
BOND FUND

The First Focus Short/Intermediate Bond Fund invests at least 80% of its total assets in investment grade fixed income securities. We expect to maintain a weighted average maturity between two and five years in the portfolio.

As of March 31, 2003, the portfolio's composition was 25.9% treasury securities, 29.2% government agency securities, 44.0% corporate securities and 0.9% cash equivalents. The overall weighted average credit quality of the portfolio was Aa2, while the weighted average maturity was 4.25 years.

A year ago, many economists and bond traders thought yields were trending higher. The economy was showing hints of recovery from accounting scandals, weak equity markets and the effects of 9/11. The Federal Reserve had aggressively cut overnight borrowing rates and mortgage refinancing looked as though they would help keep the consumer in healthy financial shape. However, a lack of follow-through in the equity markets and continued concern about geo-political forces, pushed the economy towards further slowing. The Federal Reserve took action again in November, cutting the overnight rate to 1.25%, but a possible war in Iraq and the threat of terrorist retaliation kept equity markets down and bond prices rallying.

From March of 2002 through March of 2003, the two and five year Treasury yields dropped over two percent. The Treasury, government agency and corporate sectors all performed well during the last year. The corporate sector was a slight overall winner for the year (averaging a 13.5% return), but most of the strong performance came during the second half of the year. Mortgage bonds lagged the other major sectors by four to six percent, but averaged a return of over eight percent during the year ended March 31, 2003.

The Short/Intermediate Bond Fund had a good year versus its Lehman Intermediate Gov't./Credit Index benchmark. The drop in yields across all bond market segments meant that longer-term bond funds out performed their shorter counterparts. The mid-to-lower quality credits were strong performers during the last six months and the Short/Intermediate Fund was well positioned to take advantage of that trend.

SHORT/INTERMEDIATE BOND FUND PORTFOLIO COMPOSITION
AS OF MARCH 31, 2003


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS;

Corporate Bonds 44.0%
U.S. Treasury 25.9%
U.S. Government Agencies 29.2%
Cash Equivalent 0.9%


TOTAL RETURN
AS OF MARCH 31, 2003

                                   ANNUALIZED   ANNUALIZED
                         1 YEAR      5 YEAR       10 YEAR
                         RETURN      RETURN       RETURN
----------------------------------------------------------
First Focus
Short/Intermediate
Bond Fund(1)             10.87%       5.70%        5.43%
----------------------------------------------------------

(1) PERFORMANCE DATA FROM THE COMMENCEMENT DATE OF DECEMBER 13, 1992 THROUGH APRIL 9, 1995 RELATES TO A PREDECESSOR, FIRST OMAHA SHORT/INTERMEDIATE FIXED INCOME FUND, THE ASSETS OF WHICH WERE ACQUIRED BY THE FUND ON THAT DATE.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

RETURN ON A $10,000 INVESTMENT


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS;

   First Focus        Lehman Intermediate
Short/Intermediate          Gov't
    Bond Fund            Credit Index
     $10,000                $10,000
      10,214                 10,251
      10,591                 10,710
      11,414                 11,734
      11,870                 12,299
      12,863                 13,488
      13,583                 14,373
      13,679                 14,670
      15,119                 16,455
      15,309                 17,305
      16,973                 19,333


THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 3/31/93. TOTAL RETURN IS BASED ON NET CHANGE IN N.A.V. ASSUMING REINVESTMENT OF DISTRIBUTIONS. RETURNS SHOWN ON THIS PAGE INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PERFORMANCE FIGURES REFLECT FEE WAIVERS IN EFFECT, REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND WILL FLUCTUATE. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FIRST FOCUS SHORT/INTERMEDIATE BOND FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND IS ADVISED BY FNB FUND ADVISERS, A DIVISION OF FIRST NATIONAL BANK.

THE LEHMAN INTERMEDIATE GOV'T./CREDIT INDEX IS A MARKET VALUE WEIGHTED PERFORMANCE BENCHMARK FOR GOVERNMENT AND CORPORATE FIXED-RATE DEBT ISSUES WITH MATURITIES BETWEEN ONE AND TEN YEARS.


2
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                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS




FIRST FOCUS BOND FUND

The First Focus Bond Fund invests at least 80% of its total assets in investment grade fixed income securities.

As of March 31, 2003, the portfolio's composition was 22.7% treasury securities, 20.6% government agency securities, 56.0% corporate securities and 0.7% cash equivalents. The overall weighted average credit quality of the portfolio was Aa2, while the weighted average maturity was just over 8.0 years.

A year ago, many economists and bond traders thought yields were trending higher. The economy was showing hints of recovery from accounting scandals, weak equity markets and the effects of 9/11. The Federal Reserve had aggressively cut overnight borrowing rates and mortgage refinancing looked as though they would help keep the consumer in healthy financial shape. However, a lack of follow-through in the equity markets and continued concern about geo-political forces, pushed the economy towards further slowing. The Federal Reserve took action again in November, cutting the overnight rate to 1.25%, but a possible war in Iraq and the threat of terrorist retaliation kept equity markets down and bond prices rallying.

From March of 2002 through March of 2003, the two and five year Treasury yields dropped over two percent. The Treasury, government agency and corporate sectors all performed well during the last year. The corporate sector was a slight overall winner for the year (averaging a 13.5% return), but most of the strong performance came during the second half of the year. Mortgage bonds lagged the other major sectors by four to six percent, but averaged a return of over eight percent during the year ended March 31, 2003.

The Bond Fund had a great year versus its Lehman U.S. Gov't./Credit Index benchmark. Over the year, the single and double "A" components of the Lehman Index were the best performing sector and the Bond Fund was well positioned within this group.

BOND FUND PORTFOLIO COMPOSITION
AS OF MARCH 31, 2003


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS;

Corporate Bonds 56.0%
U.S. Treasury 22.7%
U.S. Government Agencies 20.6%
Cash Equivalent 0.7%


TOTAL RETURN
AS OF MARCH 31, 2003

                                   ANNUALIZED   ANNUALIZED
                         1 YEAR      5 YEAR       10 YEAR
                         RETURN      RETURN       RETURN
----------------------------------------------------------
First Focus Bond Fund(1) 13.34%       6.02%        6.20%
----------------------------------------------------------

(1) PERFORMANCE DATA FROM THE COMMENCEMENT DATE OF DECEMBER 13, 1992 THROUGH APRIL 19, 1995 RELATES TO A PREDECESSOR, FIRST OMAHA FIXED INCOME FUND, THE ASSETS OF WHICH WERE ACQUIRED BY THE FUND ON THAT DATE.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

RETURN ON A $10,000 INVESTMENT

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS;

First Focus          Lehman U.S.
 Bond Fund        Gov't/Credit Index
   $10,000             $10,000
    10,289              10,278
    10,638              10,750
    11,758              11,924
    12,118              12,455
    13,629              13,999
    14,436              14,914
    14,307              15,165
    15,812              17,047
    16,105              17,838
    18,253              20,226


THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 3/31/93. TOTAL RETURN IS BASED ON NET CHANGE IN N.A.V. ASSUMING REINVESTMENT OF DISTRIBUTIONS. RETURNS SHOWN ON THIS PAGE INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PERFORMANCE FIGURES REFLECT FEE WAIVERS IN EFFECT, REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND WILL FLUCTUATE. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FIRST FOCUS BOND FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND IS ADVISED BY FNB FUND ADVISERS, A DIVISION OF FIRST NATIONAL BANK.

THE LEHMAN U.S. GOV'T./CREDIT INDEX INCLUDES ALL PUBLIC OBLIGATIONS OF THE U.S. TREASURY, EXCLUDING FOREIGN-TARGETED ISSUES; ALL PUBLICLY ISSUED DEBT OF U.S. GOVERNMENT AGENCIES AND QUASI-FEDERAL CORPORATIONS, AND CORPORATE DEBT GUARANTEED BY THE U.S. GOVERNMENT; AND ALL PUBLICLY ISSUED, FIXED RATE, NONCONVERTIBLE, INVESTMENT GRADE, DOLLAR-DENOMINATED, SEC-REGISTERED CORPORATE DEBT (INCLUDING DEBT ISSUED OR GUARANTEED BY FOREIGN SOVEREIGN GOVERNMENTS, MUNICIPALITIES, OR GOVERNMENTAL AGENCIES, OR INTERNATIONAL AGENCIES). THE RETURNS FOR THIS INDEX DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

ANNUAL REPORT
First Focus Funds SM


FIRST FOCUS INCOME FUND

The First Focus Income Fund invests at least 65% of its total assets in investment grade fixed income securities. We expect to maintain a weighted average maturity between five and ten years in the portfolio.

As of March 31, 2003, the portfolio's composition was 15.7% treasury securities, 9.9% government agency securities, 42.3% corporate securities, 31.0% mortgage-backed securities and 1.1% cash equivalents. The overall Moody's weighted average credit quality of the portfolio was Aa1, while the weighted average maturity was 6.5 years.

A year ago, many economists and bond traders thought yields were trending higher. The economy was showing hints of recovery from accounting scandals, weak equity markets and the effects of 9/11. The Federal Reserve had aggressively cut overnight borrowing rates and mortgage refinancing looked as though they would help keep the consumer in healthy financial shape. However, a lack of follow-through in the equity markets and continued concern about geo-political forces, pushed the economy towards further slowing. The Federal Reserve took action again in November, cutting the overnight rate to 1.25%, but a possible war in Iraq and the threat of terrorist retaliation kept equity markets down and bond prices rallying.

From March of 2002 through March of 2003, the two and five year Treasury yields dropped over two percent. The Treasury, government agency and corporate sectors all performed well during the last year. The corporate sector was a slight overall winner for the year (averaging a 13.5% return), but most of the strong performance came during the second half of the year. Mortgage bonds lagged the other major sectors by four to six percent, but averaged a return of over eight percent during the year ended March 31, 2003.

The Income Fund performed well versus its Lehman U.S. Aggregate Bond Index benchmark, but the funds mortgage component kept returns slightly below that of non-mortgage funds.

INCOME FUND PORTFOLIO COMPOSITION
AS OF MARCH 31, 2003


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS;

Corporate Bonds 42.3%
U.S. Government Mortgage-Backed Obligations 31.0%
U.S. Treasury 15.7%
U.S. Government Agencies 9.9%
Cash Equivalent 1.1%



TOTAL RETURN
AS OF MARCH 31, 2003

                                      ANNUALIZED   ANNUALIZED
                            1 YEAR      5 YEAR       10 YEAR
                            RETURN      RETURN       RETURN
-------------------------------------------------------------
First Focus Income Fund(1)   10.79%      5.93%        5.88%
-------------------------------------------------------------

(1) FOR PERIODS PRIOR TO MARCH 9, 2001, WHEN THE FUND BEGAN OPERATING, THE PERFORMANCE QUOTED REFLECTS PERFORMANCE OF THE ADVISER'S SIMILARLY MANAGED COLLECTIVE INVESTMENT FUND, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES. THE COLLECTIVE INVESTMENT FUND WAS NOT A REGISTERED MUTUAL FUND AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT AND TAX RESTRICTIONS WHICH MAY HAVE ADVERSELY AFFECTED PERFORMANCE.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

RETURN ON A $10,000 INVESTMENT


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS;

         First Focus    Lehman U.S. Aggregate
         Income Fund         Bond Index
3/31/93    $10,000             $10,000
Mar 94      10,168              10,236
Mar 95      10,531              10,748
Mar 96      11,516              11,906
Mar 97      11,896              12,491
Mar 98      13,280              13,990
Mar 99      14,068              14,896
Mar 00      13,810              15,177
Mar 01      15,276              17,078
Mar 02      15,986              17,990
Mar 03      17,711              20,093


THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 3/31/93. TOTAL RETURN IS BASED ON NET CHANGE IN N.A.V. ASSUMING REINVESTMENT OF DISTRIBUTIONS. RETURNS SHOWN ON THIS PAGE INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PERFORMANCE FIGURES REFLECT FEE WAIVERS IN EFFECT, REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND WILL FLUCTUATE. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FIRST FOCUS INCOME FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND IS ADVISED BY FNB FUND ADVISERS, A DIVISION OF FIRST NATIONAL BANK.

THE LEHMAN U.S. AGGREGATE BOND INDEX IS A MARKET VALUE-WEIGHTED INDEX THAT TRACKS THE DAILY PRICE, COUPON, PAYDOWNS AND TOTAL RETURN PERFORMANCE OF FIXED-RATE, PUBLICLY PLACED, DOLLAR DENOMINATED AND NONCONVERTIBLE, INVESTMENT-GRADE DEBT ISSUES WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND WITH AT LEAST ONE YEAR TO FINAL MATURITY. THE INDEX WAS INTRODUCED IN 1972 AND IT COMBINES THE LEHMAN U.S. GOVERNMENT/ CORPORATE BOND INDEX, THE MORTGAGE-BACKED SECURITIES INDEX, AND THE ASSET-BACKED SECURITIES INDEX. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.


4
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                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS


FIRST FOCUS NEBRASKA TAX-FREE FUND

STATE NOTES

The Nebraska Tax-Free Fund invests primarily in Nebraska municipal securities, which generate income exempt from both Federal and Nebraska state income taxes.

As of March 31, 2003, the portfolio's composition was 98.8% invested in Nebraska municipal securities. The overall Moody's weighted average credit quality of the portfolio was A1, while the weighted average maturity was approximately 7 years.

A year ago, many economists and bond traders thought yields were trending higher. The economy was showing hints of recovery from accounting scandals, weak equity markets and the effects of 9/11. The Federal Reserve had aggressively cut overnight borrowing rates and mortgage refinancing looked as though they would help keep the consumer in healthy financial shape. However, a lack of follow-through in the equity markets and continued concern about geo-political forces, pushed the economy towards further slowing. The Federal Reserve took action again in November, cutting the overnight rate to 1.25%, but a possible war in Iraq and the threat of terrorist retaliation kept equity markets down and bond prices rallying.

From March of 2002 through March of 2003, the two and five year Treasury yields dropped over two percent. The Treasury, government agency and corporate sectors all performed well during the last year. The corporate sector was a slight overall winner for the year (averaging a 13.5% return), but most of the strong performance came during the second half of the year. Mortgage bonds lagged the other major sectors by four to six percent, but averaged a return of over eight percent during the year ended March 31, 2003.

NEBRASKA TAX-FREE FUND PORTFOLIO COMPOSITION
AS OF MARCH 31, 2003


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS;

Municipal Bonds 98.8%
Cash Equivalent 1.2%



TOTAL RETURN
AS OF MARCH 31, 2003

                                   ANNUALIZED   ANNUALIZED
                         1 YEAR      5 YEAR       10 YEAR
                         RETURN      RETURN       RETURN
----------------------------------------------------------
First Focus
Nebraska Tax-Free Fund(1) 9.03%       4.98%        4.74%
----------------------------------------------------------

(1) FOR PERIODS PRIOR TO MARCH 9, 2001, WHEN THE FUND BEGAN OPERATING, THE PERFORMANCE QUOTED REFLECTS PERFORMANCE OF THE ADVISER'S SIMILARLY MANAGED COLLECTIVE INVESTMENT FUND, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES. THE COLLECTIVE INVESTMENT FUND WAS NOT A REGISTERED MUTUAL FUND AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT AND TAX RESTRICTIONS WHICH MAY HAVE ADVERSELY AFFECTED PERFORMANCE.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.



RETURN ON A $10,000 INVESTMENT


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS;

          First Focus     Lehman Municipal
       Nebraska Tax-Free         Bond
             Fund               Index
3/31/93     $10,000            $10,000
Mar 94       10,106             10,232
Mar 95       10,647             10,992
Mar 96       11,285             11,913
Mar 97       11,680             12,565
Mar 98       12,468             13,912
Mar 99       12,565             14,775
Mar 00       12,971             14,763
Mar 01       14,185             16,376
Mar 02       14,581             17,002
Mar 03       15,897             18,683


THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 3/31/93 TOTAL RETURN IS BASED ON NET CHANGE IN N.A.V. ASSUMING REINVESTMENT OF DISTRIBUTIONS. RETURNS SHOWN ON THIS PAGE INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PERFORMANCE FIGURES REFLECT FEE WAIVERS IN EFFECT, REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND WILL FLUCTUATE. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FIRST FOCUS NEBRASKA TAX-FREE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND IS ADVISED BY FNB FUND ADVISERS, A DIVISION OF FIRST NATIONAL BANK.

THE LEHMAN MUNICIPAL BOND INDEX IS A BROAD-BASED TOTAL RETURN INDEX COMPRISED OF 8,000 INVESTMENT GRADE, FIXED RATE, TAX-EXEMPT SECURITIES, WITH A REMAINING MATURITY OF AT LEAST ONE YEAR, INCLUDING STATE AND LOCAL GENERAL OBLIGATION, REVENUE, INSURED AND PRE-REFUNDED BONDS. SECURITIES ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

ANNUAL REPORT
First Focus Funds SM


FIRST FOCUS COLORADO TAX-FREE FUND
In 2003, the municipal bond market has continued the strong performance it experienced in 2002, particularly in the intermediate-long term maturity range. And, since bond yields go down as prices go up, this has resulted in tighter spreads to treasury yields. Since the beginning of the year, the yield spread between municipal bonds and treasury bonds has decreased by nearly 15%. In spite of this narrowing, however, the tax-equivalent yield offered on municipal bonds still far exceeds yields offered on taxable bonds of similar quality and maturity.

Due to ongoing market unease, high quality bonds continue to attract investors. First Focus Colorado Tax-Free Fund has maintained its focus on high-quality municipal bonds. Most of the issues in the Fund are insured by strong bond insurance companies, therefore they have a triple-A credit rating. However, in addition to the insurance, the majority of the issuers have strong underlying credit ratings of their own. The average S&P quality of the bonds held in the portfolio remains AAA. It is still our belief that little yield can be gained by extending too far out on the yield curve, so we continue to concentrate on bonds maturing in the intermediate range, resulting in a duration of 6.02 years. This volatility measure falls on the low end of the intermediate range, and when combined with our strong credit quality, the Fund should be well-positioned to maintain performance if the markets turn around.

COLORADO TAX-FREE FUND PORTFOLIO COMPOSITION
AS OF MARCH 31, 2003

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS;

Municipal Bonds 99.3%
Cash Equivalents 0.7%

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS;


School Dist.       27.7
Water & Sewer Sys.   22
Misc                 10
Sales Tax Res.      9.9
General Oblig.      6.2
Open Space          6.1
Transportation      5.9
University Res.     5.7
Utility Res.          4
Hospital Healthcare 1.8



Our focus is to provide our investors with high quality, double-tax-exempt income as is consistent with preservation of capital. To attain this objective, we will continue to take advantage of the higher yields offered in the 10-15 year intermediate maturity range by purchasing bonds rated A or better.


TOTAL RETURN
AS OF MARCH 31, 2003

                                                  ANNUALIZED
                                         1 YEAR    INCEPTION
                                         RETURN   TO DATE(1)
------------------------------------------------------------
First Focus Colorado Tax-Free
Fund                                        10.23%     6.36%
------------------------------------------------------------

(1) COMMENCEMENT DATE IS 3/9/01

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

RETURN ON A $10,000 INVESTMENT



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS;

           First Focus       Lehman 7-Year     Lipper Intermediate
        Colorado Tax-Free   Municipal Bond       Municipal Debt
              Fund              Index                Index
3/31/01     $10,000            $10,000             $10,000
Mar 02       10,222             10,351              10,322
Mar 03       11,268             11,443              11,213



THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 3/31/01. TOTAL RETURN IS BASED ON NET CHANGE IN N.A.V. ASSUMING REINVESTMENT OF DISTRIBUTIONS. RETURNS SHOWN ON THIS PAGE INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PERFORMANCE FIGURES REFLECT FEE WAIVERS IN EFFECT, REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND WILL FLUCTUATE. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FIRST FOCUS COLORADO TAX-FREE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND IS ADVISED BY FNC FUND ADVISERS, A DIVISION OF FNC TRUST GROUP, N.A.

THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX OF MUNICIPAL BONDS ISSUED AFTER JANUARY 1, 1991 WITH A MINIMUM CREDIT RATING OF AT LEAST BAA, BEEN ISSUED AS PART OF A DEAL OF AT LEAST $50 MILLION, HAVE A MATURITY VALUE OF AT LEAST $5 MILLION AND A MATURITY RANGE OF 6-8 YEARS. AS OF JANUARY 1996 THE INDEX ALSO INCLUDES ZERO COUPON BONDS AND BONDS SUBJECT TO THE ALTERNATIVE MINIMUM TAX.

THE LIPPER INTERMEDIATE MUNICIPAL DEBT INDEX INVESTS IN MUNICIPAL DEBT ISSUES WITH DOLLAR-WEIGHTED AVERAGE MATURITIES OF FIVE TO TEN YEARS. THE RETURNS FOR THIS INDEX DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS


FIRST FOCUS BALANCED FUND
The past year was another very difficult one for investors in common stocks. The major market indices posted declines ranging from -21.44% for the Dow Jones Industrials and -24.76% for the S&P 500 Composite Index, to a decline of -27.32% for the NASDAQ Composite Index. The Frank Russell Mid-Cap Index declined by -21.50% during the year ended March 31, 2003. Bonds, on the other hand, had a very strong year. The Lehman U.S. Gov't./Credit Index was up by 13.39% for the year. The First Focus Balanced Fund had an -8.19% decline in value.

Slower than anticipated economic activity resulted in many industries and companies missing their projected sales and earnings targets.

Software, business services and brokerage-related companies experienced difficulty during the year and companies in those industries held by the Fund were down sharply in the past year. Investment Technology Group, Jack Henry, Convergys and Maximus all hurt the Fund's performance. Consumer discretionary spending, particularly recreation related also performed poorly. Bally Fitness and Nautilus experienced large declines in share price. There were few areas of strength. Amazon, Apache, Cognizant, Dean Foods and Doral Financial were among the few companies that delivered positive returns to shareholders. The past year presented challenges for our strategy of buying rapidly growing companies, but being disciplined in the price level we pay. The economic and market environment produced few winners, but we expect that in the long run stock valuations will be determined by underlying earnings momentum and not the market action of the stock price.

As interest rates declined, and common stock share prices declined, the Balanced Fund continued to emphasize common stocks in our asset allocation. While this emphasis hurt returns in the year just past, our expectation has been that prospective returns will return to more normal levels in the not too distant future.


BALANCED FUND PORTFOLIO COMPOSITION
AS OF MARCH 31, 2003


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS;

Common Stock 63.7%
Corporate Bonds 22.7%
U.S. Treasury 9.0%
U.S. Government Agencies 4.6%




TOP TEN HOLDINGS*
AS OF MARCH 31, 2003
                                            % OF NET ASSETS
-----------------------------------------------------------
 U.S. Treasury Note, 4.875%, 02/15/12                4.43%
-----------------------------------------------------------
 Vodafone Group Plc                                  2.22
-----------------------------------------------------------
 Norsk Hydro                                         2.21
-----------------------------------------------------------
 U.S. Treasury Note, 4.375%, 08/15/12                1.94
-----------------------------------------------------------
 U.S. Treasury Bond, 7.250%, 05/15/16                1.91
-----------------------------------------------------------
 Doral Financial Corp.                               1.84
-----------------------------------------------------------
 FTI Consulting, Inc.                                1.71
-----------------------------------------------------------
 Kimberly-Clark Corp.                                1.68
-----------------------------------------------------------
 Nautilus Group, Inc.                                1.64
-----------------------------------------------------------
 Hertz Corp.                                         1.63
-----------------------------------------------------------
* EXCLUDING CASH AND CASH EQUIVALENTS
PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

TOTAL RETURN
AS OF MARCH 31, 2003

                                       ANNUALIZED ANNUALIZED
                               1 YEAR    5 YEAR    INCEPTION
                               RETURN    RETURN   TO DATE(1)
------------------------------------------------------------
First Focus Balanced
Fund                              -8.19%    -1.35%     2.95%
------------------------------------------------------------

(1) COMMENCEMENT DATE IS 8/6/96

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

ANNUAL REPORT
First Focus Funds SM


RETURN ON A $10,000 INVESTMENT


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS;

          First Focus       S&P 500    Lehman U.S. Gov't      Frank Russell
           Balanced        Composite        Credit               Mid-Cap
             Fund            Index          Index                 Index
           $10,000         $10,000         $10,000               $10,000
Mar 97      10,738          11,750          10,398                11,017
Mar 98      13,135          17,386          11,687                15,879
Mar 99      12,650          20,600          12,451                15,704
Mar 00      11,878          24,296          12,660                20,536
Mar 01      12,840          19,029          14,231                18,074
Mar 02      13,366          19,074          14,892                19,867
Mar 03      12,271          14,352          16,886                15,595


THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 8/31/96. TOTAL RETURN IS BASED ON NET CHANGE IN N.A.V. ASSUMING REINVESTMENT OF DISTRIBUTIONS. RETURNS SHOWN ON THIS PAGE INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PERFORMANCE FIGURES REFLECT FEE WAIVERS IN EFFECT, REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND WILL FLUCTUATE. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FIRST FOCUS BALANCED FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND IS ADVISED BY FNB FUND ADVISERS, A DIVISION OF FIRST NATIONAL BANK.

THE LEHMAN U.S. GOV'T./CREDIT INDEX INCLUDES ALL PUBLIC OBLIGATIONS OF THE U.S. TREASURY, EXCLUDING FOREIGN-TARGETED ISSUES; ALL PUBLICLY ISSUED DEBT OF U.S. GOVERNMENT AGENCIES AND QUASI-FEDERAL CORPORATIONS, AND CORPORATE DEBT GUARANTEED BY THE U.S. GOVERNMENT; AND ALL PUBLICLY ISSUED, FIXED RATE, NONCONVERTIBLE, INVESTMENT GRADE, DOLLAR-DENOMINATED, SEC-REGISTERED CORPORATE DEBT (INCLUDING DEBT ISSUED OR GUARANTEED BY FOREIGN SOVEREIGN GOVERNMENTS, MUNICIPALITIES, OR GOVERNMENTAL AGENCIES, OR INTERNATIONAL AGENCIES). THE RETURNS FOR THIS INDEX DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

THE S&P 500 COMPOSITE INDEX IS AN UNMANAGED INDEX OF 500 SELECTED COMMON STOCKS, MOST OF WHICH ARE LISTED ON THE NEW YORK STOCK EXCHANGE. THE INDEX IS HEAVILY WEIGHTED TOWARD STOCKS WITH LARGE MARKET CAPITALIZATIONS AND REPRESENTS APPROXIMATELY TWO-THIRDS OF THE TOTAL MARKET VALUE OF ALL DOMESTIC COMMON STOCKS. THE RETURNS FOR THIS INDEX DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

THE FRANK RUSSELL MID-CAP INDEX IS AN UNMANAGED INDEX OF 400 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE RETURNS FOR THIS INDEX DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.



FIRST FOCUS CORE EQUITY FUND

For the year ended March 31, 2003 the First Focus Core Equity Fund Institutional Class returned -22.64% versus the loss of -24.76% generated by the S&P 500 Composite Index and -22.79% experienced by the Frank Russell 1000 Value Index. Although this brings us little consolation after such a difficult period, this is the third year in a row that this Fund beat its indices. Following two years of disappointing equity returns in calendar years 2000 and 2001, 2002 seemed to offer better prospects for both the market and the economy. As the year progressed, economic recovery eluded the U.S., and equity markets were further punished as corporate scandals commanded the headlines. The latter part of the year saw high energy prices and geopolitical uncertainty as illustrated by the conflict in Iraq. As we move through 2003, it appears that the peak of corporate scandal was seen last summer, pressures on the economy have tempered, and for all practical purposes, the objectives of the military campaign in Iraq have been accomplished. This leaves the economy and, more specifically, corporate earnings as the main focus for the rest of the year. We continue to see a muted economic recovery with modest gains in corporate earnings as we progress through 2003. We envision moderate equity gains that may improve as earnings visibility increases, and we have taken steps to participate in an economic upturn.

THE PORTFOLIO
During the year ended March 31, 2003 we increased the number of companies held in the Fund from 50 to 52. We increased our sector weightings in materials and energy while reducing utilities and leaving the remaining sectors relatively unchanged.

We initiated positions in Sanmina-SCI, Guidant, Xcel Energy, Air Products and Chemicals, Masco, Microsoft, and Target. Sanmina-SCI is a contract electronics manufacturer serving the communications, computing, medical, and industrial segments of the market. In the midst of a significant downturn in its largest two end-markets, the company has been cutting out costs and streamlining its capacity and is poised to benefit when spending in either or both segments improves. Guidant Corporation researches and manufactures products for vascular intervention, cardiac rhythm management, and surgical procedures. Their products include stents and catheters as well as pacemakers and defibrillators. The addition follows our theme of increasing exposure to non-pharmaceutical health care companies to benefit from the demographic of an aging population. Xcel Energy operates a regulated electric utility and regulated gas utility and is currently exiting its debt-strapped non-regulated energy businesses. Industrial gas and specialty chemical producer Air Product and Chemicals serves end-markets in electronics, chemical processing, steel, agriculture and numerous others. While Masco Corporation may not be a familiar name to the average consumer, several of its brands probably are, including DELTA faucets, BEHR paints, and MILLS PRIDE cabinetry. Its products are sold direct to contractors as well as through retail chains such as Home Depot, Lowe's, and Wal-Mart, and management estimates that around $3,000 of its products go

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS

into every new home in the U.S. Conversely, it is unlikely that investors are unfamiliar with a name like Microsoft Corporation, the largest software company in the world. Shares of this bellwether were added on what we considered an undeserved pullback following an earnings release. The last addition to the portfolio was Target Corporation, which sells discount retail products and groceries. We believe the company is somewhat recession-resistant due to its low price points and staple product mix, while at the same time it has developed a solid franchise as a low cost brand name store that is poised to thrive during healthy economic times.

We eliminated Sherwin Williams, R.R. Donnelly, Schering Plough, Allegheny Energy, and TXU Corp. The first was sold due to unsustainable price appreciation and the others due to changes in our outlook for the companies.

At March 31, 2003, 93.0% of the portfolio was invested in equities with the balance in cash equivalents. The portfolio held positions in 52 different companies across all economic sectors. The weighted average dividend yield of the companies in the portfolio was 2.5% versus the S&P 500 Composite Index yield of 1.7%.

CORE EQUITY FUND PORTFOLIO COMPOSITION*
AS OF MARCH 31, 2003


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS;

Financial 21.9%
Information Technology 12.3%
Energy 12.1%
Health Care 10.5%
Industrials 10.5%
Consumer Discretionary 10.3%
Consumer Staples 9.8%
Telecommunication 5.1%
Materials 4.3%
Utilities 3.2%




* SECTOR WEIGHTINGS REPRESENT THE PERCENTAGE OF THE FUND'S EQUITY INVESTMENTS IN CERTAIN GENERAL SECTORS. THESE SECTORS INCLUDE MORE THAN ONE INDUSTRY.

TOP TEN HOLDINGS**
AS OF MARCH 31, 2003
                                            % OF NET ASSETS
-----------------------------------------------------------
 First Data Corporation                              3.72%
-----------------------------------------------------------
 SAFECO Corporation                                  3.70
-----------------------------------------------------------
 Newell Rubbermaid, Inc.                             3.69
-----------------------------------------------------------
 Burlington Resources, Inc.                          3.62
-----------------------------------------------------------
 Mattel, Inc.                                        3.30
-----------------------------------------------------------
 PepsiCo, Inc.                                       3.12
-----------------------------------------------------------
 Union Pacific Corporation                           2.87
-----------------------------------------------------------
 Exxon Mobil Corporation                             2.58
-----------------------------------------------------------
 Parker Hannifin Corporation                         2.57
-----------------------------------------------------------
 Verizon Communications, Inc.                        2.55
-----------------------------------------------------------

** EXCLUDING CASH AND CASH EQUIVALENTS
PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.



TOTAL RETURN
AS OF MARCH 31, 2003

                                   ANNUALIZED   ANNUALIZED
                         1 YEAR      5 YEAR       10 YEAR
                         RETURN      RETURN       RETURN
----------------------------------------------------------
First Focus Core Equity
Fund(1)                  -22.64%     -5.92%        4.99%
----------------------------------------------------------

(1) PERFORMANCE DATA FROM THE COMMENCEMENT DATE OF DECEMBER 13, 1992 THROUGH APRIL 9, 1995 RELATES TO A PREDECESSOR, FIRST OMAHA EQUITY FUND, THE ASSETS OF WHICH WERE ACQUIRED BY THE FUND ON THAT DATE.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

RETURN ON A $10,000 INVESTMENT


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS;

         First Focus          S&P 500         Frank Russell
         Core Equity         Composite         1000 Value
             Fund              Index              Index
Mar 93     $10,000            $10,000            $10,000
Mar 94      10,320             10,144             10,395
Mar 95      12,182             11,720             11,560
Mar 96      14,884             15,479             15,432
Mar 97      17,125             18,547             18,220
Mar 98      22,086             27,444             26,815
Mar 99      20,079             32,518             28,166
Mar 00      18,300             38,352             29,952
Mar 01      19,731             30,038             30,033
Mar 02      21,041             30,110             31,348
Mar 03      16,277             22,654             24,204


THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 03/31/93. TOTAL RETURN IS BASED ON NET CHANGE IN N.A.V. ASSUMING REINVESTMENT OF DISTRIBUTIONS. RETURNS SHOWN ON THIS PAGE INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PERFORMANCE FIGURES REFLECT FEE WAIVERS IN EFFECT, REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND WILL FLUCTUATE. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FIRST FOCUS CORE EQUITY FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND IS ADVISED BY FNB FUND ADVISERS, A DIVISION OF FIRST NATIONAL BANK.

THE FRANK RUSSELL 1000 VALUE INDEX IS AN INDEX THAT MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

THE S&P 500 COMPOSITE INDEX IS AN UNMANAGED INDEX OF 500 SELECTED COMMON STOCKS, MOST OF WHICH ARE LISTED ON THE NEW YORK STOCK EXCHANGE. THE INDEX IS HEAVILY WEIGHTED TOWARD STOCKS WITH LARGE MARKET CAPITALIZATIONS AND REPRESENTS APPROXIMATELY TWO-THIRDS OF THE TOTAL MARKET VALUE OF ALL DOMESTIC COMMON STOCKS. THE RETURNS FOR THIS INDEX DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

ANNUAL REPORT
First Focus Funds SM



FIRST FOCUS GROWTH OPPORTUNITIES FUND

The past year was another very difficult one for investors in common stock. The major market indices posted declines ranging from -21.44% for the Dow Jones Industrials and -24.76% for the S&P 500 Composite Index, to a decline of -27.32% for the NASDAQ Composite Index. The Frank Russell Mid-Cap Index declined by -21.50% during the year ended March 31, 2003. The First Focus Growth Opportunities Fund had a -21.24% decline in value.

Slower than anticipated economic activity resulted in many industries and companies missing their projected sales and earnings targets.

Software, business services and brokerage-related companies experienced difficulty during the year and companies in those industries held by the Fund were down sharply in the year just past. Investment Technology Group, Jack Henry, Convergys and Maximus all hurt the Fund's performance. Consumer discretionary spending, particularly recreation related also performed poorly. Bally Fitness and Nautilus experienced large declines in share price. There were few areas of strength. Amazon, Apache, Cognizant, Dean Foods and Doral Financial were among the few companies that delivered positive returns to shareholders. The past year presented challenges for our strategy of buying rapidly growing companies, but being disciplined in the price level we pay. The economic and market environment produced few winners, but we expect that in the long run stock valuations will be determined by underlying earnings momentum and not the market action of the stock price. The First Focus Growth Opportunities Fund had better returns than the widely followed S&P 500 Composite Index for the past year, (the third year in a row) indicating that our approach may be developing it's own momentum.


GROWTH OPPORTUNITIES FUND PORTFOLIO COMPOSITION*
AS OF MARCH 31, 2003


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS;

Industrials 19.2%
Financial 16.6%
Consumer Discretionary 15.0%
Information Technology 14.8%
Consumer Staples 14.1%
Energy 6.1%
Health Care 4.4%
Telecommunication 4.2%
Materials 3.7%
Utilities 1.9%



* SECTOR WEIGHTINGS REPRESENT THE PERCENTAGE OF THE FUND'S EQUITY INVESTMENTS IN CERTAIN GENERAL SECTORS. THESE SECTORS INCLUDE MORE THAN ONE INDUSTRY.

TOP TEN HOLDINGS**
AS OF MARCH 31, 2003
                                            % OF NET ASSETS
-----------------------------------------------------------
 Constellation Brands, Inc., Cl A                    2.66%
-----------------------------------------------------------
 Alliant Techsystems, Inc.                           2.58
-----------------------------------------------------------
 Cerner Corp.                                        2.36
-----------------------------------------------------------
 Lowe's Cos., Inc.                                   2.24
-----------------------------------------------------------
 Dean Foods Co.                                      2.16
-----------------------------------------------------------
 Canadian Pacific Railway Ltd.                       2.16
-----------------------------------------------------------
 Apache Corp.                                        2.13
-----------------------------------------------------------
 EMCOR Group, Inc.                                   2.12
-----------------------------------------------------------
 L-3 Communications Holdings, Inc.                   2.11
-----------------------------------------------------------
 Univision Communications, Inc., Cl A                2.07
-----------------------------------------------------------
** EXCLUDING CASH AND CASH EQUIVALENTS
PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

TOTAL RETURN
AS OF MARCH 31, 2003

                                       ANNUALIZED   ANNUALIZED
                               1 YEAR    5 YEAR       10 YEAR
                               RETURN    RETURN       RETURN
--------------------------------------------------------------
First Focus Growth Opportunities
Fund                           -21.24%   -0.51%        7.52%
--------------------------------------------------------------

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS

RETURN ON A $10,000 INVESTMENT


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS;

         First Focus         S&P 500        S&P MidCap     Frank Russell
    Growth Opportunities    Composite         400            Mid-Cap
            Fund             Index           Index           Index
Mar 31     $10,000          $10,000         $10,000         $10,000
Mar 94       9,449           10,144          10,605          10,520
Mar 95      10,936           11,720          11,500          11,718
Mar 96      14,077           15,479          14,772          15,129
Mar 97      15,655           18,547          16,345          16,842
Mar 98      21,186           27,444          24,352          24,274
Mar 99      20,279           32,518          24,464          24,007
Mar 00      24,481           38,352          33,783          31,395
Mar 01      24,143           30,038          31,432          27,630
Mar 02      26,215           30,110          37,369          30,371
Mar 03      20,647           22,654          28,606          23,841
,

THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 03/31/93. TOTAL RETURN IS BASED ON NET CHANGE IN N.A.V. ASSUMING REINVESTMENT OF DISTRIBUTIONS. RETURNS SHOWN ON THIS PAGE INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PERFORMANCE FIGURES REFLECT FEE WAIVERS IN EFFECT, REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND WILL FLUCTUATE. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FIRST FOCUS GROWTH OPPORTUNITIES FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND IS ADVISED BY FNC TRUST ADVISERS, A DIVISION OF FNC TRUST GROUP, N.A.

THE FRANK RUSSELL MID-CAP INDEX CONTAINS THE SMALLEST 800 COMPANIES IN THE RUSSELL 1000 INDEX, AS RANKED BY TOTAL MARKET CAPITALIZATION. THE RUSSELL MIDCAP INDEX ACCURATELY CAPTURES THE MEDIUM-SIZED UNIVERSE OF SECURITIES AND REPRESENTS APPROXIMATELY 34.9% OF THE RUSSELL 1000 TOTAL MARKET CAPITALIZATION. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

THE S&P 500 COMPOSITE INDEX IS AN UNMANAGED INDEX OF 500 SELECTED COMMON STOCKS, MOST OF WHICH ARE LISTED ON THE NEW YORK STOCK EXCHANGE. THE INDEX IS HEAVILY WEIGHTED TOWARD STOCKS WITH LARGE MARKET CAPITALIZATIONS AND REPRESENTS APPROXIMATELY TWO-THIRDS OF THE TOTAL MARKET VALUE OF ALL DOMESTIC COMMON STOCKS. THE RETURNS FOR THIS INDEX DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

THE S&P MIDCAP 400 INDEX CONSISTS OF 400 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. IT IS ALSO A MARKET-VALUE WEIGHTED INDEX AND WAS THE FIRST BENCHMARK OF MIDCAP STOCK PRICE MOVEMENT. THE RETURNS FOR THIS INDEX DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.





FIRST FOCUS SMALL COMPANY FUND

For the year ended March 31, 2003 the Fund declined 15.81%, versus a 23.27% drop in the Frank Russell 2000 Value Index and 26.96% for the Frank Russell 2000 Index. Unlike the past two years, small cap value participated with the rest of the market in its continued downturn. As evidence, the S&P 500 Composite Index declined 24.8% over the same time period.

In the past year, we have continued to search for companies with stronger qualitative characteristics and greater risk/return profiles. In doing so, we have added 2 new stocks and eliminated 5. On March 31, 2003, the Fund held 58 companies, diversified across the major sectors of the market.

The less-than-market decline experienced by our portfolio for the year ended March 31, 2003 was driven by the performance of our Industrial, Technology and Healthcare holdings. Valmont, Clarcor (Industrial), Avocent, Daktronic (Technology), Steris and Medicis (Healthcare) were among the best performers, each posting gains for the year ended March 31, 2003.

Trinity Industries, Inc. was added to the portfolio in June. Trinity is the largest U.S. supplier of railcars (45-50% of the market), as well as a manufacturer/supplier of other industrial and construction products. Trinity is the market leader at the bottom of the cycle. When we purchased Trinity, it was selling below book value while boasting a solid balance sheet. We feel that Trinity is in a great position to take advantage of an upcoming "demographic" factor. The average life of a railcar is 30 years and there are more than a half million cars in use that are greater than 20 years old.

Greater Bay Bancorp was an addition to the portfolio in December. Greater Bay is a bank holding company in the Bay area of California, stretching from Petaluma to Monterrey. The bank has a community-banking concept built through acquisitions, where there are essentially ten individually managed banks within the system. This set up allows the management of each community bank to have better control and feel for the community in which it does business. We took advantage of a downturn in the California economy to acquire shares of a quality banking franchise at a reasonable value.

As of March 31, 2003, the portfolio was 95.7% invested in equities and 4.3% in short-term money market investments. We have a long-term goal to maintain minimal cash levels in the mutual fund and we will continue to evaluate both the qualitative and quantitative attributes of various businesses and commit these funds to the equity markets as appropriate investments are discovered.

ANNUAL REPORT
First Focus Funds SM


SMALL COMPANY FUND
PORTFOLIO COMPOSITION*
AS OF MARCH 31, 2003


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS;

Financial 18.4%
Industrials 17.8%
Health Care 13.3%
Consumer Discretionary 11.9%
Consumer Staples 10.2%
Information Technology 8.2%
Utilities 7.5%
Energy 6.7%
Materials 6.0%


* SECTOR WEIGHTINGS REPRESENT THE PERCENTAGE OF THE FUND'S EQUITY INVESTMENTS IN CERTAIN GENERAL SECTORS. THESE SECTORS INCLUDE MORE THAN ONE INDUSTRY. TOP TEN HOLDINGS** AS OF MARCH 31, 2003
                                            % OF NET ASSETS
-----------------------------------------------------------
 Casey's General Stores, Inc.                        3.69%
-----------------------------------------------------------
 Medicis Pharmaceutical, Cl A                        3.32
-----------------------------------------------------------
 Cullen/Frost Bankers, Inc.                          3.06
-----------------------------------------------------------
 Everest Re Group Ltd.                               3.05
-----------------------------------------------------------
 Hasbro, Inc.                                        2.83
-----------------------------------------------------------
 Adolph Coors, Cl B                                  2.73
-----------------------------------------------------------
 Newfield Exploration Co.                            2.60
-----------------------------------------------------------
 Tecumseh Products Co., Cl A                         2.57
-----------------------------------------------------------
 Journal Register Co.                                2.46
-----------------------------------------------------------
 Zoll Medical Corp.                                  2.45
-----------------------------------------------------------
** EXCLUDING CASH AND CASH EQUIVALENTS
PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

TOTAL RETURN
AS OF MARCH 31, 2003

                                       ANNUALIZED  ANNUALIZED
                               1 YEAR    5 YEAR     INCEPTION
                               RETURN    RETURN    TO DATE(1)
-------------------------------------------------------------
First Focus Small Company Fund  -15.81%      1.33%     5.99%
-------------------------------------------------------------
(1)  COMMENCEMENT DATE IS 6/10/96

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

RETURN ON A $10,000 INVESTMENT


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS;

           First Focus        Frank Russell     Frank Russell
        Small Company Fund     2000 Index        Value Index
6/30/96       $10,000           $10,000           $10,000
Mar 97         10,700            10,011            11,143
Mar 98         13,869            14,216            15,950
Mar 99         11,076            11,904            12,436
Mar 00         11,916            16,344            14,086
Mar 01         14,313            13,838            16,825
Mar 02         17,598            15,773            20,820
Mar 03         14,816            11,520            15,975


THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 6/30/96. TOTAL RETURN IS BASED ON NET CHANGE IN N.A.V. ASSUMING REINVESTMENT OF DISTRIBUTIONS. RETURNS SHOWN ON THIS PAGE INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PERFORMANCE FIGURES REFLECT FEE WAIVERS IN EFFECT, REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND WILL FLUCTUATE. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FIRST FOCUS SMALL COMPANY FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND IS ADVISED BY FNB FUND ADVISERS, A DIVISION OF FIRST NATIONAL BANK.

THE FRANK RUSSELL 2000 INDEX IS AN INDEX THAT MEASURES THE PERFORMANCE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 8% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. AS OF THE LATEST RECONSTITUTION, THE AVERAGE MARKET CAPITALIZATION WAS APPROXIMATELY $530 MILLION; THE MEDIAN MARKET CAPITALIZATION WAS APPROXIMATELY $410 MILLION. THE LARGEST COMPANY IN THE INDEX HAD AN APPROXIMATE MARKET CAPITALIZATION OF $1.4 BILLION.

THE FRANK RUSSELL 2000 VALUE INDEX IS AN INDEX THAT MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS


FIRST FOCUS INTERNATIONAL EQUITY FUND
KBC Asset Management was appointed as sub advisor to the First Focus International Equity Fund on the May 30, 2002. The period to March 31, 2003 saw the Fund post a return of -25.60% against the MSCI EAFE return of -23.23%.

Markets during the initial stages of this period were engulfed in a crisis of confidence which was to last through the summer months. A series of high profile corporate scandals and bankruptcies, beginning with the collapse of Enron, ushered in a period of extreme risk aversion. The back end of 2002 saw geo-political worries firmly overshadow markets, which continued to weaken through the first quarter of 2003, as the prospect of war in Iraq loomed closer. Markets recorded record daily gains and falls in hugely volatile markets as investors largely ignored economic and corporate data and focused instead on the developing Iraq situation.

During the period under review, we have maintained an overweight position in the Pacific Basin (ex Japan region), believing that we are at the start of a new cycle in the region, with valuations towards the bottom of the range of recent years. This market has performed strongly relative to other markets benefiting from the accelerating Chinese economy. The impact of SARS on the region is likely to have economic consequences, and whether we will persist with this position over the coming months remains to be seen. With regard to Japan, we have maintained an underweight position in the region, citing the negative impact from the lack of economic structural reform. These were the main investment decisions we had in place during the period and were of benefit to the performance of the Fund.

Having held a slightly overweight position in Europe ex UK for most of 2002 we decided to move to neutral towards the end of the year. With the German economy domestically very weak and with public sentiment at an all time low, we felt there was a strong possibility of a sell off from international investors. We enforced a strong discipline of selling into strength within the region, and moved the assets into the UK where we had been slightly underweight versus the MSCI EAFE benchmark. The UK market offered an attractive dividend yield, and valuations appeared to have factored in an overly pessimistic outlook for 2003. Furthermore, during a period of volatility, the defensive element of the market offered the portfolio relative stability. During Q1 2003, the UK market outperformed Europe ex UK, consequently having a positive impact on the Fund.

With regard to the stock selection, we have held a bias towards sectors that are geared into economic and market recovery, such as retailers, logistics, media and leisure, believing they would outperform given the improving economic environment. Whilst this improving economic environment did materialize, defensive sectors, such as health, food and paper have outperformed given the negative sentiment that has plagued markets over the period. During the fourth quarter of 2002 we increased our weighting in the energy sector, most notably in the UK, adding to positions in BP and Shell. We felt that these companies would benefit from a higher oil price which appeared inevitable given the likelihood of war in Iraq, the cold winter in the U.S. and the political tensions in Venezuela and Nigeria. Given the expected lack of top-line growth in company profits during the period, a dominant theme for us was cost-cutting stories, with positions purchased in the household goods' company, Electrolux and the specialist engineering company, Sandvik. Both these companies have targeted reductions in their cost base as well as improving operational efficiencies as key strategies in the current low growth environment.

Looking forward, we are predicting a muted economic recovery in 2003 and 2004. We believe that following an end to the war in Iraq, markets will once again focus on economic fundamentals, whilst the oil price should regain stability towards the upper end of the OPEC range of $22-28. With top line earnings growth being relatively subdued, corporate restructuring and cost cutting remain key factors in the current environment.

INTERNATIONAL EQUITY FUND PORTFOLIO COMPOSITION
AS OF MARCH 31, 2003


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS;

Foreign Stock 100.0%


TOTAL RETURN
AS OF MARCH 31, 2003

                                                 CUMULATIVE
                                                INCEPTION TO
                                                   DATE(1)
------------------------------------------------------------
First Focus International Equity Fund              -25.60%
------------------------------------------------------------
(1)  COMMENCEMENT DATE IS MAY 30, 2002

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

ANNUAL REPORT
First Focus Funds SM



FIRST FOCUS INTERNATIONAL EQUITY FUND (CONTINUED)


RETURN ON A $10,000 INVESTMENT


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS;
               First Focus            Morgan Stanley
              International       Capital International
               Equity Fund             EAFE Index
May 31 02        $10,000                 $10,000
Mar 03             7,426                   7,531


THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 5/31/02. TOTAL RETURN IS BASED ON NET CHANGE IN N.A.V. ASSUMING REINVESTMENT OF DISTRIBUTIONS. RETURNS SHOWN ON THIS PAGE INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PERFORMANCE FIGURES REFLECT FEE WAIVERS IN EFFECT, REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND WILL FLUCTUATE. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FIRST FOCUS INTERNATIONAL EQUITY FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND IS ADVISED BY FNB FUND ADVISERS, A DIVISION OF FIRST NATIONAL BANK.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX IS AN UNMANAGED, ARITHMETIC, MARKET VALUE-WEIGHTED AVERAGE OF THE PERFORMANCE OF OVER 900 SECURITIES LISTED ON THE STOCK EXCHANGES OF COUNTRIES IN EUROPE, AUSTRALIA AND THE FAR EAST. THE RETURNS FOR THIS INDEX DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS


STATEMENT OF NET ASSETS
March 31, 2003

SHORT/INTERMEDIATE BOND FUND



  PRINCIPAL
   AMOUNT                                          VALUE
  ---------                                    ------------

U.S. TREASURY OBLIGATIONS 25.7%
               U.S. TREASURY NOTES 25.7%
  $2,000,000   7.500%, 02/15/05                $  2,222,960
   1,750,000   7.250%, 05/15/04                   1,867,372
      50,000   6.500%, 10/15/06                      57,180
   1,510,000   6.250%, 02/15/07                   1,725,402
   1,500,000   6.000%, 08/15/09                   1,739,640
      25,000   5.750%, 11/15/05                      27,531
   2,500,000   5.250%, 08/15/03                   2,538,575
       5,000   5.000%, 08/15/11                       5,482
   1,505,000   4.625%, 05/15/06                   1,621,872
   1,025,000   4.375%, 08/15/12                   1,071,526
   1,505,000   3.000%, 11/30/03                   1,523,519
                                               ------------
                                                 14,401,059
                                               ------------
Total U.S. Treasury Obligations
   (Cost $13,935,444)                            14,401,059
                                               ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS 30.9%
               FFCB 1.9%
   1,025,000   4.375%, 04/15/05                   1,080,072
                                               ------------
               FHLB 8.1%
     750,000   5.450%, 01/12/09                     831,360
   1,825,000   5.350%, 04/05/07                   1,903,334
   1,725,000   4.500%, 02/15/06                   1,833,551
                                               ------------
                                                  4,568,245
                                               ------------
               FHLMC 6.4%
     750,000   6.943%, 03/21/07                     871,016
     385,000   6.250%, 03/05/12                     420,717
     500,000   4.750%, 08/13/09                     514,904
   1,150,000   3.250%, 02/25/08                   1,154,684
               FHLMC MTN
     600,000   3.750%, 11/21/07                     602,010
                                               ------------
                                                  3,563,331
                                               ------------
               FNMA 14.5%
      10,000   7.250%, 01/15/10                      12,141
   1,025,000   6.250%, 02/17/11                   1,064,607
     780,000   6.000%, 05/15/08                     886,337
     700,000   5.500%, 10/18/11                     731,364
   1,000,000   5.350%, 03/18/09                   1,058,615
   1,000,000   5.250%, 01/15/09                   1,100,020
   1,000,000   4.875%, 03/11/07                   1,034,825
   1,075,000   3.080%, 04/28/06                   1,076,071


  PRINCIPAL
   AMOUNT                                          VALUE
  ---------                                    ------------

               FNMA MTN
  $1,000,000   6.870%, 07/17/07                $  1,161,470
                                               ------------
                                                  8,125,450
                                               ------------
Total U.S. Government Agency Obligations
   (Cost $16,923,240)                            17,337,098
                                               ------------
CORPORATE BONDS 41.7%
               BANKS 3.6%
               Bank of America Corp.
       5,000   5.250%, 02/01/07                       5,417
               Bank of New York Co., Inc.
     750,000   6.375%, 04/01/12                     843,608
               Bank One Corp.
     555,000   10.000%, 08/15/10                    737,281
               Bank One Texas
      10,000   6.250%, 02/15/08                      11,287
               Northern Trust Co.
     350,000   6.250%, 06/02/08                     396,653
               PNC Bank
      10,000   7.875%, 04/15/05                      11,037
                                               ------------
                                                  2,005,283
                                               ------------
               COMPUTERS, PRODUCTS & SERVICES 3.4%
               Dell Computer Corp.
     164,000   6.550%, 04/15/08                     186,960
               Electronic Data Systems
     595,000   6.850%, 10/15/04                     614,337
               Oracle Corp.
     870,000   6.910%, 02/15/07                     983,100
     100,000   6.720%, 02/15/04                     104,625
                                               ------------
                                                  1,889,022
                                               ------------
               COSMETICS & TOILETRIES 1.6%
               Avon Products, Inc.
     190,000   7.150%, 11/15/09                     222,300
     600,000   6.550%, 08/01/07                     675,688
                                               ------------
                                                    897,988
                                               ------------
               FINANCIAL SERVICES 5.5%
               Block Financial Corp.
     816,000   8.500%, 04/15/07                     937,001
               Countrywide Home Loan
     760,000   5.625%, 07/15/09                     809,695

ANNUAL REPORT
First Focus Funds SM



STATEMENT OF NET ASSETS
March 31, 2003

SHORT/INTERMEDIATE BOND FUND (CONTINUED)




  PRINCIPAL
   AMOUNT                                          VALUE
  ---------                                    ------------

               FINANCIAL SERVICES (CONTINUED)
               General Electric Capital Corp.
  $  750,000   8.850%, 04/01/05                $    849,375
               General Electric Capital
               Corp. MTN
      10,000   7.250%, 02/01/05                      10,987
               Morgan Stanley
      10,000   6.300%, 01/15/06                      10,913
               XTRA, Inc. MTN, Ser C
     420,000   6.875%, 03/15/06                     450,725
                                               ------------
                                                  3,068,696
                                               ------------
               FOOD, BEVERAGE & TOBACCO 2.3%
               Conagra Foods, Inc.
     420,000   9.875%, 11/15/05                     495,045
               Safeway, Inc.
     755,000   6.150%, 03/01/06                     820,616
                                               ------------
                                                  1,315,661
                                               ------------
               INSURANCE 7.0%
               AMBAC Financial Group, Inc.
     760,000   9.375%, 08/01/11                     968,579
               General Reinsurance Corp.
     800,000   9.000%, 09/12/09                   1,012,538
               John Hancock Financial Services
     645,000   5.625%, 12/01/08                     693,109
               Metlife, Inc.
     450,000   5.375%, 12/15/12                     469,030
               Radian Group, Inc.
     675,000   7.750%, 06/01/11                     779,795
                                               ------------
                                                  3,923,051
                                               ------------
               MEDICAL PRODUCTS & SERVICES 6.3%
               Abbott Laboratories
       5,000   6.800%, 05/15/05                       5,471
               Cardinal Health, Inc.
     750,000   6.750%, 02/15/11                     867,187
               Guidant Corp.
     755,000   6.150%, 02/15/06                     818,001
               Health Net, Inc.
     770,000   8.375%, 04/15/11                     900,181
               Mckesson Corp.
     810,000   7.750%, 02/01/12                     940,940
               Pfizer, Inc.
      10,000   6.000%, 01/15/08                      11,166
                                               ------------
                                                  3,542,946
                                               ------------


  PRINCIPAL
   AMOUNT                                          VALUE
  ---------                                    ------------

               PETROLEUM & FUEL PRODUCTS 4.4%
               BP Amoco Plc
   $  10,000   8.500%, 04/01/12                $     12,875
               Conoco Funding Co.
       5,000   6.350%, 10/15/11                       5,653
               ConocoPhillips
     670,000   6.375%, 03/30/09                     758,627
               Marathon Oil Corp.
     800,000   9.375%, 02/15/12                   1,031,000
               Seariver Maritime, Inc. (A)
   1,005,000   4.977%, 09/01/12                     635,902
                                               ------------
                                                  2,444,057
                                               ------------
               PHOTOGRAPHIC EQUIPMENT & SUPPLIES 0.3%
               Eastman Kodak Co. MTN, Ser A
     142,000   7.250%, 06/15/05                     153,726
                                               ------------
               RETAIL 1.3%
               Limited Brands, Inc.
     700,000   6.125%, 12/01/12                     728,664
               Target Corp.
      15,000   7.500%, 02/15/05                      16,537
                                               ------------
                                                    745,201
                                               ------------
               RUBBER & PLASTIC 1.1%
               Clorox Co., Ser B
     110,000   7.250%, 03/01/07                     121,474
               Reebok International Ltd.
     475,000   6.750%, 09/15/05                     502,394
                                               ------------
                                                    623,868
                                               ------------
               TRANSPORTATION 1.8%
               Fedex Corp.
     880,000   7.800%, 08/01/06                   1,003,672
                                               ------------
               UTILITIES & ELECTRICAL SERVICES 3.1%
               Allete, Inc.
     890,000   7.800%, 02/15/08                     971,369
               TXU Electric Co.
     750,000   6.250%, 10/01/04                     784,688
                                               ------------
                                                  1,756,057
                                               ------------
Total Corporate Bonds
   (Cost $22,298,922)                            23,369,228
                                               ------------

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS


STATEMENT OF NET ASSETS
March 31, 2003

SHORT/INTERMEDIATE BOND FUND (CONCLUDED)




  NUMBER OF
   SHARES                                          VALUE
  ---------                                    ------------

INVESTMENT COMPANY 0.8%
               Goldman Sachs Financial
               Square Funds, Treasury
     470,557   Obligations Fund                $    470,557
                                               ------------
Total Investment Company
   (Cost $470,557)                                  470,557
                                               ------------
Total Investments 99.1%
   (Cost $53,628,163)                            55,577,942
                                               ------------
OTHER ASSETS AND LIABILITIES, NET:
   Investment advisory fees payable                 (14,471)
   Fund administration fees payable                  (9,647)
   Administrative services plan fees payable         (2,412)
   Transfer agent out of pocket fees payable            (79)
   Other assets and liabilities                     512,223
                                               ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET 0.9%        485,614
                                               ------------
NET ASSETS:
Paid in capital of Institutional Class shares
   (authorized 50,000,000 -- $0.00001
   par value) based on 5,535,766
   outstanding shares of beneficial interest     55,095,726
Accumulated net investment loss                    (502,773)
Accumulated net realized loss on investments       (479,176)
Net unrealized appreciation on investments        1,949,779
                                               ------------
TOTAL NET ASSETS 100.0%                        $ 56,063,556
                                               ============
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Class            $10.13
                                                     ======
FFCB -- Federal Farm Credit Bank
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
Ltd.-- Limited
MTN -- Medium Term Note
Plc -- Public limited company
Ser -- Series
(A) Zero Coupon Bond -- The rate reported on the Statement of Net Assets is the effective yield at time of purchase.

See Notes to Financial Statements.

ANNUAL REPORT
First Focus Funds SM



STATEMENT OF NET ASSETS
March 31, 2003

BOND FUND



  PRINCIPAL
   AMOUNT                                          VALUE
  ---------                                    ------------

U.S. TREASURY OBLIGATIONS 22.5%
               U.S. TREASURY BOND 0.8%
  $  250,000   5.500%, 08/15/28                $    269,482
                                               ------------
               U.S. TREASURY NOTES 21.7%
     750,000   6.125%, 08/15/07                     859,478
   1,250,000   5.875%, 11/15/04                   1,339,600
   1,500,000   5.750%, 11/15/05                   1,651,875
     500,000   3.500%, 11/15/06                     521,055
   1,604,666   3.375%, 01/15/07 (A)               1,765,633
   1,439,236   3.000%, 07/15/12 (A)               1,566,068
                                               ------------
                                                  7,703,709
                                               ------------
Total U.S. Treasury Obligations
   (Cost $7,746,974)                              7,973,191
                                               ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS 20.3%
               FHLB 4.0%
   1,400,000   3.500%, 11/15/07                   1,430,599
                                               ------------
               FHLMC 8.2%
   1,350,000   5.250%, 01/15/06                   1,464,130
   1,350,000   4.875%, 03/15/07                   1,463,144
                                               ------------
                                                  2,927,274
                                               ------------
               FNMA 8.1%
   1,150,000   7.125%, 01/15/30                   1,432,118
   1,300,000   5.250%, 04/15/07                   1,427,215
                                               ------------
                                                  2,859,333
                                               ------------
Total U.S. Government Agency Obligations
   (Cost $6,707,209)                              7,217,206
                                               ------------
CORPORATE BONDS 55.4%
               AEROSPACE & DEFENSE 1.9%
               United Technologies Corp.
     575,000   6.500%, 06/01/09                     664,125
                                               ------------
               BANKS 8.7%
               Bank One Corp.
     550,000   8.000%, 04/29/27                     691,625
               Key Bank
     700,000   7.250%, 06/01/05                     772,625


  PRINCIPAL
   AMOUNT                                          VALUE
  ---------                                    ------------

               SouthTrust Bank
  $  750,000   6.125%, 01/09/28                $    827,640
               Wells Fargo & Co.
     750,000   5.125%, 02/15/07                     809,512
                                               ------------
                                                  3,101,402
                                               ------------
               COMPUTERS, PRODUCTS & SERVICES 4.0%
               Dell Computer Corp.
     625,000   6.550%, 04/15/08                     712,500
               Electronic Data Systems
     700,000   6.850%, 10/15/04                     722,750
                                               ------------
                                                  1,435,250
                                               ------------
               DATA PROCESSING 2.2%
               First Data Corp.
     725,000   4.700%, 11/01/06                     765,754
                                               ------------
               FINANCIAL SERVICES 7.8%
               Block Financial Corp.
     600,000   8.500%, 04/15/07                     688,971
               Countrywide Home Loan
     625,000   6.850%, 06/15/04                     661,719
               Goldman Sachs Group, Inc.
     650,000   6.125%, 02/15/33                     652,158
               Household Finance Corp.
     675,000   7.875%, 03/01/07                     777,094
                                               ------------
                                                  2,779,942
                                               ------------
               FOOD, BEVERAGE & TOBACCO 4.1%
               Anheuser-Busch Cos., Inc.
     625,000   7.125%, 07/01/17                     728,906
               Nabisco, Inc.
     650,000   7.050%, 07/15/07                     740,188
                                               ------------
                                                  1,469,094
                                               ------------
               FOREIGN GOVERNMENTS 2.0%
               Province of Ontario
     700,000   3.282%, 03/28/08                     701,309
                                               ------------
               GAS & NATURAL GAS 4.5%
               Duke Capital Corp.
     700,000   7.500%, 10/01/09                     723,282
               Laclede Group, Inc.
     800,000   6.500%, 11/15/10                     874,000
                                               ------------
                                                  1,597,282
                                               ------------

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS


STATEMENT OF NET ASSETS
March 31, 2003

BOND FUND (CONCLUDED)




  PRINCIPAL
   AMOUNT                                          VALUE
  ---------                                    ------------

               INSURANCE 1.9%
               Chubb Corp.
  $  650,000   6.800%, 11/15/31                $    675,992
                                               ------------
               MEDICAL PRODUCTS & SERVICES 4.4%
               Bristol-Myers Squibb
     625,000   7.150%, 06/15/23                     720,478
               Wyeth
     750,000   7.900%, 02/15/05                     826,875
                                               ------------
                                                  1,547,353
                                               ------------
               PETROLEUM & FUEL PRODUCTS 4.0%
               BP Amoco Plc
     600,000   10.875%, 07/15/05                    716,250
               Tosco Corp.
     550,000   8.125%, 02/15/30                     697,125
                                               ------------
                                                  1,413,375
                                               ------------
               RETAIL 3.9%
               Limited Brands (B)
     650,000   6.950%, 03/01/33                     660,627
               Wal-Mart Stores
     650,000   8.500%, 09/15/24                     730,437
                                               ------------
                                                  1,391,064
                                               ------------
               TELEPHONES & TELECOMMUNICATIONS 2.0%
               Verizon Global Funding Corp.
     575,000   7.750%, 06/15/32                     695,573
                                               ------------
               UTILITIES & ELECTRICAL SERVICES 4.0%
               Allete, Inc.
     600,000   7.800%, 02/15/08                     654,856
               Union Electric
     650,000   6.750%, 05/01/08                     749,937
                                               ------------
                                                  1,404,793
                                               ------------
Total Corporate Bonds
   (Cost $18,680,862)                            19,642,308
                                               ------------



  NUMBER OF
   SHARES                                          VALUE
  ---------                                    ------------

INVESTMENT COMPANY 0.6%
               Goldman Sachs Financial
               Square Funds, Treasury
     227,871   Obligations Fund                $    227,871
                                               ------------
Total Investment Company
   (Cost $227,871)                                  227,871
                                               ------------
Total Investments 98.8%
   (Cost $33,362,916)                            35,060,576
                                               ------------
OTHER ASSETS AND LIABILITIES, NET:
   Investment advisory fees payable                 (15,712)
   Fund administration fees payable                  (6,285)
   Administrative services plan fees payable         (1,571)
   Transfer agent out of pocket fees payable           (176)
   Other assets and liabilities                     464,010
                                               ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET 1.2%        440,266
                                               ------------
NET ASSETS:
Paid in capital of Institutional Class shares
   (authorized 50,000,000 -- $0.00001
   par value) based on 3,390,868
   outstanding shares of beneficial interest     34,875,483
Distributions in excess of net investment income   (176,864)
Accumulated net realized loss on investments       (895,437)
Net unrealized appreciation on investments        1,697,660
                                               ------------
TOTAL NET ASSETS 100.0%                        $ 35,500,842
                                               ============
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Class            $10.47
                                                     ======
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
Plc -- Public limited company
(A) Treasury Inflation Index Notes
(B) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions.

See Notes to Financial Statements.

ANNUAL REPORT
First Focus Funds SM



STATEMENT OF NET ASSETS
March 31, 2003

INCOME FUND





  PRINCIPAL
   AMOUNT                                          VALUE
  ---------                                    ------------

U.S. TREASURY OBLIGATIONS 15.7%
               U.S. TREASURY BONDS 8.6%
  $2,000,000   13.750%, 08/15/04               $  2,338,594
   1,500,000    8.125%, 08/15/21                  2,111,655
     500,000    7.250%, 05/15/16                    642,730
     500,000    6.250%, 05/15/30                    596,679
     750,000    5.500%, 08/15/28                    808,448
                                               ------------
                                                  6,498,106
                                               ------------
               U.S. TREASURY NOTES 7.1%
   1,500,000   7.500%, 02/15/05                   1,667,220
   1,000,000   7.250%, 05/15/04                   1,067,070
     500,000   5.250%, 08/15/03                     507,715
   2,000,000   3.500%, 11/15/06                   2,084,218
                                               ------------
                                                  5,326,223
                                               ------------
Total U.S. Treasury Obligations
   (Cost $11,788,474)                            11,824,329
                                               ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS 14.3%
               FHLB 2.7%
   1,000,000   7.375%, 02/12/10                   1,221,485
     750,000   4.500%, 02/15/06                     797,196
                                               ------------
                                                  2,018,681
                                               ------------
               FHLMC 2.5%
     760,000   6.943%, 03/21/07                     882,630
     380,000   6.250%, 03/05/12                     415,252
               FHLMC MTN
     600,000   3.750%, 11/21/07                     602,010
                                               ------------
                                                  1,899,892
                                               ------------
               FNMA 9.1%
   1,500,000   7.125%, 01/15/30                   1,867,980
   1,000,000   6.250%, 02/17/11                   1,038,641
     600,000   5.500%, 10/18/11                     626,883
   3,000,000   5.250%, 01/15/09                   3,300,060
                                               ------------
                                                  6,833,564
                                               ------------
Total U.S. Government Agency Obligations
   (Cost $10,363,901)                            10,752,137
                                               ------------



  PRINCIPAL
   AMOUNT                                          VALUE
  ---------                                    ------------

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS 31.0%
               FHLMC 11.4%
  $  533,032   7.000%, 02/15/29                $    539,130
     810,937   7.000%, 10/01/31                     854,156
   1,508,390   6.500%, 02/01/31                   1,574,179
   1,434,698   6.000%, 01/15/20                   1,480,880
     718,094   6.000%, 01/15/29                     732,860
   1,150,000   5.750%, 11/15/25                   1,166,405
   1,100,000   5.500%, 07/15/13                   1,147,665
   1,004,422   5.500%, 03/01/16                   1,042,955
                                               ------------
                                                  8,538,230
                                               ------------
               FNMA 16.9%
     771,762   7.000%, 07/01/17                     823,678
     938,490   7.000%, 05/01/29                     990,290
     949,808   7.000%, 06/01/31                   1,001,611
   1,129,338   7.000%, 09/01/31                   1,190,932
     680,327   7.000%, 05/01/32                     717,435
   1,075,631   6.500%, 03/01/32                   1,122,854
   3,275,071   5.500%, 03/01/13                   3,449,954
   3,300,000   5.000%, 04/01/13                   3,437,474
                                               ------------
                                                 12,734,228
                                               ------------
               GNMA 2.7%
   1,908,142   7.000%, 12/15/27                   2,029,885
                                               ------------
Total U.S. Government Mortgage-Backed Obligations
   (Cost $22,916,448)                            23,302,343
                                               ------------
CORPORATE BONDS 38.1%
               BANKS 2.4%
               Bank One Corp.
   1,011,000   10.000%, 08/15/10                  1,343,047
               Northern Trust Co.
     375,000   6.250%, 06/02/08                     424,985
                                               ------------
                                                  1,768,032
                                               ------------
               COMPUTERS, PRODUCTS & SERVICES 3.1%
               Dell Computer Corp.
     750,000   6.550%, 04/15/08                     855,000
               Oracle Corp.
     700,000   6.910%, 02/15/07                     791,000
     650,000   6.720%, 02/15/04                     680,063
                                               ------------
                                                  2,326,063
                                               ------------

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS


STATEMENT OF NET ASSETS
March 31, 2003

INCOME FUND (CONTINUED)


  PRINCIPAL
   AMOUNT                                          VALUE
  ---------                                    ------------

               COSMETICS & TOILETRIES 2.9%
               Avon Products, Inc.
  $  493,000   7.150%, 11/15/09                $    576,810
     490,000   6.550%, 08/01/07                     551,812
               Kimberly-Clark Corp.
   1,000,000   7.000%, 08/15/23                   1,037,276
                                               ------------
                                                  2,165,898
                                               ------------
               FINANCIAL SERVICES 4.5%
               Block Financial Corp.
   1,085,000   8.500%, 04/15/07                   1,245,890
               Countrywide Home Loan
   1,000,000   5.625%, 07/15/09                   1,065,388
               XTRA, Inc. MTN, Ser C
   1,025,000   6.875%, 03/15/06                   1,099,983
                                               ------------
                                                  3,411,261
                                               ------------
               FOOD, BEVERAGE & TOBACCO 3.2%
               Anheuser-Busch Cos., Inc.
   1,025,000   7.125%, 07/01/17                   1,195,406
               Conagra Foods, Inc.
   1,000,000   9.875%, 11/15/05                   1,178,679
                                               ------------
                                                  2,374,085
                                               ------------
               FOREIGN GOVERNMENTS 1.2%
               Province of Ontario
     875,000   3.282%, 03/28/08                     876,636
                                               ------------
               GAS & NATURAL GAS 1.3%
               TXU Corp.
   1,000,000   6.375%, 02/01/04                     990,000
                                               ------------
               INSURANCE 4.0%
               AMBAC Financial Group, Inc.
   1,250,000   9.375%, 08/01/11                   1,593,058
               General Reinsurance Corp.
   1,100,000   9.000%, 09/12/09                   1,392,240
                                               ------------
                                                  2,985,298
                                               ------------
               MEDICAL PRODUCTS & SERVICES 6.9%
               Cardinal Health, Inc.
   1,250,000   6.750%, 02/15/11                   1,445,312
               Health Net, Inc.
     965,000   8.375%, 04/15/11                   1,128,149




  PRINCIPAL
   AMOUNT                                          VALUE
  ---------                                    ------------

               Johnson & Johnson
  $1,000,000   8.720%, 11/01/24                $  1,146,250
               Mckesson Corp.
   1,250,000   7.750%, 02/01/12                   1,452,068
                                               ------------
                                                  5,171,779
                                               ------------
               PETROLEUM & FUEL PRODUCTS 0.2%
               BJ Services Co., Ser B
     115,000   7.000%, 02/01/06                     125,707
                                               ------------
               PHOTOGRAPHIC EQUIPMENT & SUPPLIES 0.9%
               Eastman Kodak Co. MTN, Ser A
     664,000   7.250%, 06/15/05                     718,832
                                               ------------
               RETAIL 4.2%
               Limited Brands (A)
     900,000   6.950%, 03/01/33                     914,714
               Safeway, Inc.
   1,025,000   7.250%, 09/15/04                   1,096,170
               Wal-Mart Stores
   1,000,000   8.500%, 09/15/24                   1,123,750
                                               ------------
                                                  3,134,634
                                               ------------
               SEMI-CONDUCTORS & INSTRUMENTS 0.6%
               Applied Material, Inc.
     400,000   6.750%, 10/15/07                     451,500
                                               ------------
               TRANSPORTATION 1.5%
               Fedex Corp.
   1,010,000   7.800%, 08/01/06                   1,151,941
                                               ------------
               UTILITIES & ELECTRICAL SERVICES 1.2%
               Allete, Inc.
     825,000   7.800%, 02/15/08                     900,426
                                               ------------
Total Corporate Bonds
   (Cost $26,908,854)                            28,552,092
                                               ------------



  NUMBER OF
   SHARES
  ---------
INVESTMENT COMPANY 1.1%
               Goldman Sachs Financial
               Square Funds, Treasury
     859,397   Obligations Fund                     859,397
                                               ------------
Total Investment Company
   (Cost $859,397)                                  859,397
                                               ------------
Total Investments 100.2%
   (Cost $72,837,074)                            75,290,298
                                               ------------

ANNUAL REPORT
First Focus Funds SM



STATEMENT OF NET ASSETS
March 31, 2003

INCOME FUND (CONCLUDED)





                                                  VALUE
                                               ------------

OTHER ASSETS AND LIABILITIES, NET:
   Investment advisory fees payable               $ (27,620)
   Fund administration fees payable                 (12,847)
   Administrative services plan fees payable         (3,211)
   Transfer agent out of pocket fees payable           (168)
   Other assets and liabilities                    (135,815)
                                               ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET (0.2%)     (179,661)
                                               ------------
NET ASSETS:
Paid in capital of Institutional Class shares
   (authorized 50,000,000 -- $0.00001
   par value) based on 7,313,206
   outstanding shares of beneficial interest     73,053,027
Distributions in excess of net investment income   (748,677)
Accumulated net realized gain on investments        353,063
Net unrealized appreciation on investments        2,453,224
                                               ------------
TOTAL NET ASSETS 100.0%                        $ 75,110,637
                                               ============
Net Asset Value, Offering and Redemption
   Price Per Share-- Institutional Class             $10.27
                                                     ======
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
MTN -- Medium Term Note
Ser -- Series

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions.

See Notes to Financial Statements.

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS


STATEMENT OF NET ASSETS
March 31, 2003

NEBRASKA TAX-FREE FUND




  PRINCIPAL
   AMOUNT                                          VALUE
  ---------                                    ------------

MUNICIPAL BONDS 98.2%
               NEBRASKA 97.9%
               Columbus County, BAN, GO
  $  500,000   2.900%, 10/15/04                $    500,240
               Dakota County, School
               District No. 011, GO, FSA
   1,400,000   5.250%, 12/15/22                   1,466,500
               Dawson County, School
               District No. 020, GO, MBIA
   2,000,000   5.350%, 12/15/26                   2,097,500
     400,000   4.850%, 12/15/13                     421,500
               Dodge County, School
               District No. 001, GO, FSA
     880,000   5.600%, 12/15/17                     980,100
   1,715,000   5.450%, 12/15/15                   1,890,787
               Douglas County, Henry Doorly
               Zoo Facility, RB Ref
   1,000,000   5.875%, 09/01/14                   1,103,750
               Douglas County, School
               District No. 001, GO Ref
     500,000   5.000%, 06/15/09                     556,875
   1,960,000   5.000%, 06/15/10                   2,178,050
   1,000,000   5.000%, 06/15/11                   1,103,750
               Douglas County, School
               District No. 001, Ser B, GO
     440,000   4.900%, 12/15/17                     462,550
               Hastings, Electric Systems, RB Ref
     875,000   5.000%, 01/01/07                     910,184
               Hastings, Electric Systems,
               RB, FSA Ref
     500,000   5.000%, 01/01/16                     531,250
               Hastings, Electric Systems,
               RB, FSA Ref
   1,000,000   5.000%, 01/01/19                   1,040,000
     155,000   3.750%, 01/01/05                     161,200
               Lancaster County, Hospital
               Authority, Bryanlgh Medical
               Center Project, Ser A, RB, AMBAC
     855,000   5.000%, 06/01/19                     889,200
               Lancaster County, School
               District No. 001, Lincoln Public
               School District, GO Ref
   1,185,000   5.000%, 01/15/13                   1,305,870



  PRINCIPAL
   AMOUNT                                          VALUE
  ---------                                    ------------

               Lancaster County, School
               District No. 001, Lincoln
               Public Schools, GO
  $1,480,000   5.250%, 07/15/17                $  1,596,550
   2,000,000   5.250%, 07/15/18                   2,140,000
               Lincoln County, School
               District No. 001, GO, FSA
     250,000   4.850%, 12/15/12                     258,125
               Lincoln, Electric
               Systems, Ser A, RB
     205,000   5.300%, 09/01/09                     212,366
               Lincoln, Electric System, Power
               Supply Facility, RB
   3,000,000   5.000%, 09/01/18                   3,165,000
     580,000   4.000%, 09/01/10                     608,275
               Lincoln, Electric System, Power
               Supply Facility, Ser A, RB
   2,000,000   4.600%, 09/01/11                   2,130,000
               Lincoln, Electric System, RB Ref
   1,000,000   5.000%, 09/01/21                   1,038,750
               Lincoln, Electric Systems,
               Ser A, RB
               Pre-Refunded @ 102 (A)
     835,000   5.300%, 09/01/03                     866,137
               Lincoln, North Haymarket
               Redevelopment Project, TA Ref
     160,000   3.750%, 11/15/04                     160,443
     115,000   3.650%, 11/15/03                     115,335
               Lincoln, Parking Facility,
               Ser A, RB Ref
   3,040,000   5.375%, 08/15/14                   3,313,600
               Lincoln, Tax-supported Antelope
               Project, RB
     855,000   5.000%, 09/15/15                     924,469
     815,000   4.500%, 09/15/14                     856,769
               Nebraska State, American Public
               Energy Agency, Ser C, RB, AMBAC
     440,000   4.000%, 09/01/06                     470,800
               Nebraska State, Educational
               Finance Authority, RB, RADIAN Ref
   1,000,000   5.150%, 04/01/22                   1,030,000
               Nebraska State, Educational
               Finance Authority, Creighton
               University Project, RB, AMBAC
     920,000   5.950%, 01/01/11                   1,017,750

ANNUAL REPORT
First Focus Funds SM



STATEMENT OF NET ASSETS
March 31, 2003

NEBRASKA TAX-FREE FUND (CONTINUED)




  PRINCIPAL
   AMOUNT                                          VALUE
  ---------                                    ------------

               Nebraska State, Educational
               Finance Authority, Creighton
               University Project, Ser A, RB,
               AMBAC Ref
  $2,660,000   5.000%, 09/01/09                $  2,975,875
               Nebraska State, Municipal Energy
               Agency, Ser A, RB, AMBAC Ref
   1,000,000   5.250%, 04/01/16                   1,093,750
     500,000   5.000%, 04/01/14                     540,625
     500,000   5.000%, 04/01/15                     538,125
               Nebraska State, Netc Facilities
               Corp., RB
   1,000,000   4.500%, 04/01/09                   1,072,500
               Nebraska State, Public Power
               District, Electric System, Ser A,
               RB, MBIA
               Pre-Refunded @ 101 (A)
   1,000,000   5.250%, 01/01/05                   1,078,585
               Nebraska State, Public Power
               District, Power Supply System,
               Ser A, RB, MBIA
   1,400,000   5.250%, 01/01/07                   1,554,000
               Nebraska State, Public Power
               District, Power Supply System,
               Ser B, RB, MBIA
   3,425,000   5.250%, 01/01/10                   3,780,344
               Nebraska State, Public Power
               Supply District, Ser A, RB, MBIA
               Pre-Refunded @ 101 (A)
   1,000,000   5.250%, 01/01/05                   1,076,040
               Nebraska State, Utility
               Corp., Lincoln Project, RB
   1,000,000   5.250%, 01/01/23                   1,053,750
               O'Neill, Hospital Authority,
               St. Anthony's Hospital
               Project, RB (B)
   2,720,000   6.250%, 09/01/12                   2,866,200
               Omaha Convention Hotel
               Corp., Convention Center
               1st Tier, Ser A, RB, AMBAC
   1,000,000   5.500%, 04/01/16                   1,116,250
               Omaha, Douglas Public
               Building, GO
   1,500,000   5.100%, 05/01/20                   1,558,125
               Omaha, GO
   1,300,000   4.850%, 12/01/14                   1,402,375



  PRINCIPAL
   AMOUNT                                          VALUE
  ---------                                    ------------

               Omaha, GO Ref
  $2,285,000   5.000%, 12/01/10                $  2,550,631
   1,440,000   5.000%, 12/01/11                   1,587,600
     705,000   5.000%, 12/01/12                     778,144
               Omaha, Housing Authority,
               Timbercreek Apartments, RB
   1,235,000   5.150%, 11/20/22                   1,247,350
               Omaha, Public Power District,
               Electric System, Ser B, RB, ETM
   2,000,000   5.900%, 02/01/06                   2,230,000
   2,000,000   5.700%, 02/01/04                   2,076,080
               Omaha, Public Power District,
               Ser B, RB
   1,000,000   4.500%, 02/01/08                   1,085,000
               Omaha, School District, GO Ref
   2,000,000   4.550%, 12/15/12                   2,052,820
               Omaha, Special Obligation,
               Riverfront Redevelopment
               Project, Ser A, RB
   1,000,000   5.125%, 02/01/32                   1,027,500
     580,000   4.500%, 02/01/11                     619,875
     570,000   4.375%, 02/01/10                     609,187
     250,000   4.250%, 02/01/09                     267,187
               Omaha, Stadium Facilities
               Corp., Rosenblatt
               Stadium Project, RB
   1,635,000   5.250%, 11/01/16                   1,790,325
               Papillion-la Vista, School District
               No. 027,GO
   1,000,000   4.900%, 12/01/22                   1,012,500
               Phelps County, Hospital Authority,
               Phelps Memorial Health Center
               Project, Ser B, RB
   2,000,000   4.750%, 07/01/12                   2,042,500
               Phelps County, Leasing
               Corp., County Correctional
               Facility Project, RB
   1,630,000   5.450%, 09/15/22                   1,676,862
               Seward, GO
     170,000   5.100%, 02/15/22                     171,275
     180,000   5.100%, 02/15/23                     181,125
               University of Nebraska, Deferred
               Maintenance Project, RB
   2,000,000   5.250%, 07/15/07                   2,237,500
   1,940,000   5.250%, 07/15/09                   2,163,100
   1,000,000   5.250%, 07/15/10                   1,101,250

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS


STATEMENT OF NET ASSETS
March 31, 2003

NEBRASKA TAX-FREE FUND (CONCLUDED)





  PRINCIPAL
   AMOUNT                                          VALUE
  ---------                                    ------------

               University of Nebraska, Medical
               Center Project, RB
               Pre-Refunded @ 100 (A)
  $3,000,000   5.250%, 07/01/05                $  3,255,000
               University of Nebraska, Medical
               Center Research Project, RB
   1,000,000   5.000%, 02/15/12                   1,097,500
   1,000,000   4.750%, 02/15/10                   1,085,000
                                               ------------
                                                 93,155,530
                                               ------------
               WASHINGTON 0.3%
               Vancouver, Water & Sewer,
               RB, MBIA
     275,000   5.000%, 06/01/03                     276,730
                                               ------------
Total Municipal Bonds
   (Cost $88,567,583)                            93,432,260
                                               ------------



  NUMBER OF
   SHARES
  ---------
INVESTMENT COMPANY 1.1%
               Goldman Sachs Financial
               Square Funds, Tax-Free Money
   1,092,721   Market Fund                        1,092,721
                                               ------------
Total Investment Company
   (Cost $1,092,721)                              1,092,721
                                               ------------
Total Investments 99.3%
   (Cost $89,660,304)                            94,524,981
                                               ------------
OTHER ASSETS AND LIABILITIES, NET:
   Investment advisory fees payable                 (40,241)
   Fund administration fees payable                 (16,096)
   Administrative services plan fees payable         (4,024)
   Transfer agent out of pocket fees payable           (443)
   Other assets and liabilities                     716,413
                                               ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET 0.7%        655,609
                                               ------------


                                                   VALUE
                                               ------------

NET ASSETS:
Paid in capital of Institutional Class shares
   (authorized 50,000,000 -- $0.00001
   par value) based on 9,311,317
   outstanding shares of beneficial interest    $90,148,493
Undistributed net investment income                     166
Accumulated net realized gain on investments        167,254
Net unrealized appreciation on investments        4,864,677
                                               ------------
TOTAL NET ASSETS 100.0%                        $ 95,180,590
                                               ============
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Class            $10.22
                                                     ======
AMBAC -- American Municipal Bond Assurance Corporation
BAN -- Bond Anticipation Note
ETM -- Escrowed to Maturity
FSA -- Financial Security Assurance
GO -- General Obligation
MBIA -- Municipal Bond Insurance Association
RB -- Revenue Bond
Ref -- Refunding
Ser -- Series
TA -- Tax Allocation
(A) Pre-Refunded Security -- the maturity date shown is the pre-refunded date.
(B) Security considered illiquid.

See Notes to Financial Statements.

ANNUAL REPORT
First Focus Funds SM



STATEMENT OF NET ASSETS
March 31, 2003

COLORADO TAX-FREE FUND




  PRINCIPAL
   AMOUNT                                          VALUE
  ---------                                    ------------

MUNICIPAL BONDS 98.7%
               COLORADO 98.7%
               Adams County, School
               District No. 1, GO Ref
    $ 50,000   4.850%, 12/01/05                $     51,087
               Adams County, School
               District No. 12, COP, MBIA
     150,000   3.100%, 12/15/08                     154,125
               Arapahoe County, School
               District No. 5 Bus Project,
               COP, MBIA
     100,000   3.800%, 12/15/10                     104,007
               Arrowhead Metropolitan
               District, GO Ref, MBIA
     250,000   4.650%, 12/01/14                     265,312
               Aspen, Ser A, GO Ref
      50,000   5.500%, 12/01/08                      51,730
               Aurora, GO
      75,000   4.650%, 12/01/11                      80,156
               Berthoud, Fire Protection
               District, GO, AMBAC
     120,000   4.600%, 12/01/13                     127,950
               Berthoud, Water, RB, FSA
     110,000   4.850%, 10/15/07                     122,375
               Boulder County, Open
               Space Capital Improvement, RB
     155,000   4.250%, 07/15/10                     165,075
               Boulder County, University Corp.
               for Atmospheric Research, Ref
               RB, MBIA
     600,000   4.200%, 09/01/13                     621,750
               Boulder Valley, School
               District RE2, GO Ref, FGIC
     250,000   4.750%, 12/01/09                     271,875
               Boulder, Larimer & Weld Counties,
               School District  RE1J, GO, FGIC
     300,000   4.875%, 12/15/11                     321,000
               Boulder, Open Space Acquisition
               Authority, GO Ref
     300,000   4.350%, 08/15/08                     321,000
               Boulder, Water & Sewer Authority,
               RB
     500,000   4.000%, 12/01/11                     520,625
               Broomfield, Sewer Activity
               Enterprise, Ser A, RB Ref, FSA
     175,000   4.200%, 12/01/07                     190,094



  PRINCIPAL
   AMOUNT                                          VALUE
  ---------                                    ------------

               Burlington, School District
               RE006J, GO, FSA
    $285,000   4.150%, 12/01/08                $    308,512
               Clear Creek, School
               District RE1, GO Ref, FSA
     300,000   4.300%, 12/01/13                     314,625
               Clear Creek, School
               District RE1, GO, FSA
     200,000   5.500%, 12/01/09                     231,000
               Colorado Springs, Ser A, GO Ref
      50,000   4.900%, 09/01/05                      50,687
               Colorado Springs, Utility System,
               Sub-Lien, Improvement Facilities,
               Ser A, RB
     190,000   4.625%, 11/15/13                     199,025
               Colorado, Department of
               Transportation, Ser A, RAN, MBIA
     250,000   4.500%, 06/15/13                     266,875
     300,000   4.300%, 06/15/11                     318,000
               Colorado, Department of
               Transportation, RAN
     400,000   4.250%, 06/15/13                     418,000
               Colorado, Educational & Cultural
               Facilities, University of Northern
               Colorado Student Housing,
               Ser A, RB, MBIA
     250,000   4.350%, 07/01/12                     263,750
               Colorado, Regional Transportation
               District, Sales Tax, Ser A, RB, FGIC
     145,000   4.500%, 11/01/10                     157,506
               Colorado, School of Mines
               Auxiliary Facilities Enterprise,
               Ser A, RB, MBIA
     150,000   5.000%, 12/01/10                     162,187
               Colorado, School of Mines
               Auxiliary Facilities, Refunding &
               Improvement Authority, RB, MBIA
               Partially Pre-Refunded @ 100 to
               12/01/03 (A)
      50,000   4.875%, 12/01/07                      50,905
               Colorado, Water Resources &
               Power Development Authority,
               Clean Water, Ser 1999A,
               RB, Ref ETM
       5,000   4.625%, 09/01/07                       5,519

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                                   FIRST FOCUS
                                      FUNDS


STATEMENT OF NET ASSETS
March 31, 2003

COLORADO TAX-FREE FUND (CONTINUED)




  PRINCIPAL
   AMOUNT                                          VALUE
  ---------                                    ------------

               Colorado, Water Resources &
               Power Development Authority,
               Clean Water, Ser 2001A, RB
    $250,000   5.000%, 09/01/12                $    276,562
               Colorado, Water Resources &
               Power Development Authority,
               Drinking Water, Ser 2000A, RB
     250,000   5.000%, 09/01/10                     280,625
               Colorado, Water Resources &
               Power Development Authority,
               Small Water, Ser 1993A, RB, Ref
               FGIC
      50,000   4.650%, 11/01/04                      50,132
               Colorado, Water Resources &
               Power Development Authority,
               Small Water, Ser 1997A, RB, FGIC
     150,000   5.450%, 11/01/12                     168,750
               Colorado, Water Resources &
               Power Development Authority,
               Small Water, Ser 1998B, RB, FGIC
     300,000   4.550%, 11/01/12                     316,875
               Colorado, Water Resources &
               Power Development Authority,
               Small Water, Ser 2001A, RB, FGIC
     300,000   4.300%, 11/01/12                     315,750
               Denver (City & County),
               Auditorium Theatre & Zoo,
               Ser A, GO
     300,000   3.300%, 08/01/12                     293,250
               Denver (City & County), Board
               Water Commission, Ser A, GO Ref
     300,000   4.300%, 09/01/12                     315,375
               Denver (City & County), COP,
               Ser B, AMBAC
     150,000   5.000%, 12/01/11                     166,687
               Denver (City & County), Excise
               Tax, Ser A, RB Ref, FSA
     150,000   5.000%, 09/01/07                     167,250
               Denver (City & County), Water,
               GO Ref
     150,000   4.900%, 10/01/09                     162,937
               Douglas & Elbert Counties,
               School District RE1, GO
     300,000   4.500%, 12/15/09                     327,375
               Douglas County, Sales & Use Tax,
               RB, MBIA
     100,000   5.250%, 10/15/07                     110,875


  PRINCIPAL
   AMOUNT                                          VALUE
  ---------                                    ------------

               El Paso County,  School
               District No. 2, UT GO, MBIA
    $100,000   3.750%, 12/01/12                $    101,375
               El Paso County, School District
               No. 2, UT GO Ref, MBIA
     200,000   4.500%, 12/01/09                     219,000
               El Paso County, School District
               No. 2, UT GO, MBIA
      25,000   4.000%, 12/01/11                      26,031
               El Paso County, School District
               No. 38, GO, Ref AMBAC
     200,000   4.150%, 12/01/08                     216,500
               El Paso County, School District
               No. 38, UT GO Ref
     250,000   5.000%, 12/01/16                     265,312
               El Paso County, School District
               No. 49, Ser A, UT GO, FSA
      45,000   3.850%, 12/01/06                      48,150
               Evergreen, Park & Recreation
               District, LT GO, AMBAC
     130,000   5.000%, 12/01/11                     143,487
               Fort Collins, Stormwater Utility
               Enterprise, Storm Drain, RB, FSA
      20,000   4.750%, 12/01/10                      21,825
               Fort Collins, Stormwater Utility
               Enterprise, Storm Drain, Refunding
               & Improvement, RB, AMBAC
     150,000   5.000%, 12/01/10                     162,188
               Glenwood Springs, Sales & Use
               Tax, Refunding & Improvement,
               RB, MBIA
     100,000   4.150%, 10/01/09                     107,250
               Golden, Sales & Use Tax,
               Improvement, Ser B, RB, AMBAC
     300,000   5.375%, 12/01/15                     335,625
               Golden, Sales & Use Tax,
               Improvement, Ser C, RB, AMBAC
     100,000   4.800%, 12/01/12                     109,000
               Grand Lake, Fire Protection
               District, Ser 2001, UT GO, AMBAC
     100,000   4.450%, 12/01/11                     106,750
               Jefferson County, Open Space
               Sales Tax, RB, AMBAC
     500,000   5.000%, 11/01/15                     539,375
               La Plata County, School District
               No. 9-R, UT GO Ref, MBIA
     100,000   5.150%, 11/01/09                     110,000

ANNUAL REPORT
First Focus Funds SM



STATEMENT OF NET ASSETS
March 31, 2003

COLORADO TAX-FREE FUND (CONTINUED)




  PRINCIPAL
   AMOUNT                                          VALUE
  ---------                                    ------------

               Lakewood, Sales & Use Tax,
               Ref RB
    $250,000   4.650%, 12/01/11                $    265,625
               Larimer County, Courthouse &
               Jail Facilities, COP, FSA
     250,000   4.650%, 12/15/08                     277,188
               Larimer County, School District
               No. R-1, UT GO Ref
     300,000   5.250%, 12/15/12                     328,500
               Larimer County, School District
               No. R-1, UT GO, FGIC
     350,000   4.600%, 12/15/10                     382,813
               Longmont, Sales & Use Tax, RB,
               AMBAC
     250,000   4.300%, 11/15/11                     265,938
               Mesa County, School District
               No. 051, UT GO, MBIA
     150,000   5.100%, 12/01/08                     166,688
               Morgan County, School District
               No. RE-3, UT GO, AMBAC
      25,000   3.900%, 12/01/06                      26,813
               Parker, Water & Sanitation District,
               RB, Ref FGIC
     115,000   4.500%, 10/01/08                     126,213
               Platte River, Power Authority,
               Ser DD, RB, MBIA
     155,000   5.000%, 06/01/08                     173,988
               Platte River, Power Authority,
               Ser EE, RB
     300,000   4.125%, 06/01/11                     312,375
               Pueblo County, School District
               No. 070, Ser B, UT GO, MBIA
      25,000   5.200%, 12/01/10                      27,219
               Pueblo County, School District
               No. 070, UT GO Ref, AMBAC
      50,000   4.650%, 12/01/07                      55,313
               Pueblo County, School District
               No. 070, UT GO Ref, FGIC
     300,000   4.300%, 12/01/13                     313,125



  PRINCIPAL
   AMOUNT                                          VALUE
  ---------                                    ------------

               Pueblo, Waterworks Improvement,
               Ser A , RB, FSA
    $300,000   5.250%, 11/01/09                $    341,625
               Summitt County, School District
               No. RE1, UT GO Ref, FSA
     300,000   4.500%, 12/01/09                     328,500
               Teller County, Library District,
               UT GO, AMBAC
     130,000   4.650%, 12/01/12                     140,238
               Thornton, Open Space & Parks,
               Sales & Use Tax, RB, FSA
     300,000   5.000%, 09/01/14                     325,500
               Thornton, Water Authority,
               UT GO Ref, FSA
     200,000   3.375%, 12/01/10                     202,250
               Thorton, COP, AMBAC
     220,000   3.500%, 12/01/09                     227,700
               University of Colorado,
               Enterprise System, Ser B, RB
     300,000   4.500%, 06/01/13                     319,875
               University of Northern Colorado,
               Auxiliary Facility System, RB, MBIA
               Pre-Refunded @ 100 (A)
     150,000   5.375%, 06/01/07                     169,125
               Widefield, Water & Sanitation
               District, Refunding & Improvement,
               Ser A, RB, MBIA
     150,000   5.550%, 12/01/10                     170,438
               Wray, Community Hospital
               District, UTGO Ref, AMBAC
     250,000   4.950%, 10/15/10                     258,750
      50,000   4.650%, 10/15/07                      52,250
                                               ------------
                                                 16,837,112
                                               ------------
Total Municipal Bonds
   (Cost $15,733,524)                            16,837,112
                                               ------------

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS


STATEMENT OF NET ASSETS
March 31, 2003

COLORADO TAX-FREE FUND (CONCLUDED)





  NUMBER OF
   SHARES                                          VALUE
  ---------                                    ------------

INVESTMENT COMPANIES 0.7%
       1,430   Federated Tax-Free Trust        $      1,430
               Goldman Sachs Financial
               Square Funds, Tax-Free Money
     112,149   Market Fund                          112,149
                                               ------------
Total Investment Companies
   (Cost $113,579)                                  113,579
                                               ------------
Total Investments 99.4%
   (Cost $15,847,103)                            16,950,691
                                               ------------
OTHER ASSETS AND LIABILITIES, NET:
   Investment advisory fees payable                  (3,663)
   Fund administration fees payable                  (2,943)
   Transfer agent out of pocket fees payable            (57)
   Other assets and liabilities                     106,070
                                               ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET 0.6%         99,407
                                               ------------
NET ASSETS:
Paid in capital of Institutional Class shares
   (authorized 50,000,000 -- $0.00001
   par value) based on 1,622,270
   outstanding shares of beneficial interest     15,924,537
Undistributed net investment income                     734
Accumulated net realized gain on investments         21,239
Net unrealized appreciation on investments        1,103,588
                                               ------------
TOTAL NET ASSETS 100.0%                        $ 17,050,098
                                               ============
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Class            $10.51
                                                     ======


AMBAC -- American Municipal Bond Assurance Corporation
COP -- Certificate of Participation
ETM -- Escrowed to Maturity
FGIC -- Financial Guaranty Insurance Company
FSA -- Financial Security Assurance
GO -- General Obligation
LT -- Limited Tax
MBIA -- Municipal Bond Insurance Association
RAN -- Revenue Anticipation Note
RB -- Revenue Bond
Ref -- Refunding
Ser -- Series
UT -- Unlimited Tax
(A) Pre-Refunded Security -- the maturity date shown is the prefunded date.

See Notes to Financial Statements.

ANNUAL REPORT
First Focus Funds SM



STATEMENT OF NET ASSETS
March 31, 2003

BALANCED FUND




  NUMBER OF
   SHARES                                          VALUE
  ---------                                    ------------

COMMON STOCK 65.5%
               AEROSPACE & DEFENSE 1.4%
       3,600   Alliant Techsystems, Inc.*      $    194,436
                                               ------------
               BROADCASTING, NEWSPAPERS
               & ADVERTISING 0.9%
               Univision Communications, Inc.,
       5,000   Cl A*                                122,550
                                               ------------
               BUILDING & CONSTRUCTION 1.4%
      10,000   Toll Brothers, Inc.*                 193,000
                                               ------------
               CHEMICALS 2.0%
       2,500   Praxair, Inc.                        140,875
       2,500   Scotts Co., Cl A*                    129,500
                                               ------------
                                                    270,375
                                               ------------
               COMMERCIAL SERVICES 2.1%
       3,400   EMCOR Group, Inc.*                   164,050
       7,000   Pre-Paid Legal Services, Inc.*       120,960
                                               ------------
                                                    285,010
                                               ------------
               COMMUNICATIONS EQUIPMENT 2.4%
               L-3 Communications
       3,600   Holdings, Inc.*                      144,612
      12,500   Plantronics, Inc.*                   182,625
                                               ------------
                                                    327,237
                                               ------------
               COMPUTERS, PRODUCTS
               & SERVICES 7.3%
       5,500   Adobe Systems, Inc.                  169,565
       3,500   Amazon.Com, Inc.*                     91,105
       6,000   Cerner Corp.*                        194,280
      13,500   Citrix Systems, Inc.*                177,660
               Cognizant Technology
       1,597   Solutions Corp.*                     107,558
       8,000   Jack Henry & Associates               84,720
       4,000   Symantec Corp.*                      156,720
                                               ------------
                                                    981,608
                                               ------------
               CONSULTING SERVICES 2.7%
       5,000   FTI Consulting, Inc.*                231,100
       6,000   MAXIMUS, Inc.*                       127,320
                                               ------------
                                                    358,420
                                               ------------
               DIVERSIFIED
               MANUFACTURING 1.3%
       5,000   Teleflex, Inc.                       178,500
                                               ------------


  NUMBER OF
   SHARES                                          VALUE
  ---------                                    ------------

               EDUCATIONAL SERVICES 1.5%
       5,000   Corinthian Colleges, Inc.*      $    197,500
                                               ------------
               ENTERTAINMENT &
               RECREATION 5.6%
      16,000   Bally Total Fitness Holding Corp.*    81,120
       7,000   Carnival Corp.                       168,770
       5,000   Harrah's Entertainment, Inc.*        178,500
       2,500   International Game Technology*       204,750
       6,000   Multimedia Games, Inc.*              115,380
                                               ------------
                                                    748,520
                                               ------------
               ENVIRONMENTAL SERVICES 1.3%
       5,000   Waste Connections, Inc.*             172,500
                                               ------------
               FINANCIAL SERVICES 5.5%
       5,100   Allied Capital Corp.                 101,898
       3,000   BlackRock, Inc./New York*            130,620
       7,000   Doral Financial Corp.                247,450
       3,500   Federated Investors, Inc., Cl B       89,075
       5,500   Investment Technology Group, Inc.*    76,835
       5,100   LaBranche & Co., Inc.                 93,738
                                               ------------
                                                    739,616
                                               ------------
               FOOD, BEVERAGE &
               TOBACCO 3.1%
       7,000   Constellation Brands, Inc., Cl A*    158,900
       4,000   Dean Foods Co.*                      171,640
       5,000   Pepsi Bottling Group, Inc.            89,650
                                               ------------
                                                    420,190
                                               ------------
               INSURANCE 4.8%
       3,500   MBIA, Inc.                           135,240
       4,000   MGIC Investment Corp.                157,080
       5,000   Triad Guaranty, Inc.*                171,800
       2,500   XL Capital Ltd., Cl A                176,950
                                               ------------
                                                    641,070
                                               ------------
               MEDICAL PRODUCTS
               & SERVICES 3.4%
       3,500   Medimmune, Inc.*                     114,905
       6,000   Mylan Laboratories                   172,500
       2,400   Stryker Corp.                        164,760
                                               ------------
                                                    452,165
                                               ------------

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS


STATEMENT OF NET ASSETS
March 31, 2003

BALANCED FUND (CONTINUED)




  NUMBER OF
   SHARES                                          VALUE
  ---------                                    ------------

               MOTORCYCLES, BICYCLES
               & PARTS 1.2%
       4,000   Harley-Davidson, Inc.           $    158,840
                                               ------------
               PETROLEUM & FUEL
               PRODUCTS 4.1%
       3,150   Apache Corp.                         194,481
       2,000   Evergreen Resources, Inc.*            90,620
       5,000   Occidental Petroleum Corp.           149,800
       6,700   Varco International, Inc.*           122,677
                                               ------------
                                                    557,578
                                               ------------
               RETAIL 6.5%
       9,000   Darden Restaurants, Inc.             160,650
       5,000   Lowe's Cos., Inc.                    204,100
      15,500   Nautilus Group, Inc.                 221,030
       5,000   Starbucks Corp.*                     128,800
       6,000   Wendy's International, Inc.          165,060
                                               ------------
                                                    879,640
                                               ------------
               SEMI-CONDUCTORS &
               INSTRUMENTS 1.3%
      13,500   Nvidia Corp.*                        173,475
                                               ------------
               STEEL PIPES & TUBES 2.1%
       5,000   Nucor Corp.                          190,850
       9,000   Shaw Group, Inc.*                     90,450
                                               ------------
                                                    281,300
                                               ------------
               TRANSPORTATION 2.5%
       8,500   Canadian Pacific Railway Ltd.        179,265
      10,000   Swift Transportation Co., Inc.*      160,000
                                               ------------
                                                    339,265
                                               ------------
               UTILITIES & ELECTRICAL
               SERVICES 1.1%
       2,500   FPL Group, Inc.                      147,325
                                               ------------
Total Common Stock
   (Cost $9,292,449)                              8,820,120
                                               ------------







  NUMBER OF
   SHARES                                          VALUE
  ---------                                    ------------

CORPORATE BONDS 23.3%
               BANKS 1.0%
               Bank One Corp.
    $ 50,000   8.000%, 04/29/27               $      62,875
               SouthTrust Bank
      60,000   6.125%, 01/09/28                      66,211
                                               ------------
                                                    129,086
                                               ------------
               BROADCASTING, NEWSPAPERS
               & ADVERTISING 1.7%
               Knight-Ridder, Inc.
     150,000   7.125%, 06/01/11                     174,739
               Time Warner, Inc.
      50,000   7.250%, 10/15/17                      52,752
                                               ------------
                                                    227,491
                                               ------------
               BUILDING & CONSTRUCTION 1.5%
               Hanson Australia Funding
     200,000   5.250%, 03/15/13                     195,857
                                               ------------
               COMPUTERS, PRODUCTS
               & SERVICES 0.6%
               Dell Computer Corp.
      75,000   6.550%, 04/15/08                      85,500
                                               ------------
               COSMETICS & TOILETRIES 1.7%
               Kimberly-Clark Corp.
     200,000   6.250%, 07/15/18                     226,500
                                               ------------
               DIVERSIFIED
               MANUFACTURING 2.2%
               Norsk Hydro
     275,000   6.700%, 01/15/18                     298,375
                                               ------------
               FINANCIAL SERVICES 7.0%
               CIT Group, Inc.
     175,000   5.500%, 11/30/07                     178,899
               Citigroup, Inc.
     100,000   7.250%, 10/01/10                     118,477
               Ford Motor Credit Co.
     100,000   7.375%, 02/01/11                      93,125
               Goldman Sachs Group, Inc.
      50,000   6.650%, 05/15/09                      56,563

ANNUAL REPORT
First Focus Funds SM



STATEMENT OF NET ASSETS
March 31, 2003

BALANCED FUND (CONTINUED)




  PRINCIPAL
   AMOUNT                                          VALUE
  ---------                                    ------------

               FINANCIAL SERVICES (CONTINUED)
               Household Finance Corp.
    $100,000   7.000%, 05/15/12                $    113,982
               Morgan Stanley
     150,000   6.750%, 04/15/11                     167,882
               National Rural Utilities
     200,000   5.700%, 01/15/10                     217,500
                                               ------------
                                                    946,428
                                               ------------
               LEASING & RENTING 1.6%
               Hertz Corp.
     225,000   7.625%, 08/15/07                     219,976
                                               ------------
               TELEPHONES &
               TELECOMMUNICATIONS 3.0%
               Verizon Communications
     100,000   6.840%, 04/15/18                     110,125
               Vodafone Group Plc
     250,000   7.750%, 02/15/10                     299,102
                                               ------------
                                                    409,227
                                               ------------
               UTILITIES & ELECTRICAL
               SERVICES 3.0%
               Boston Edison Co.
     150,000   7.800%, 05/15/10                     184,109
               Florida Power Corp.
      50,000   6.875%, 02/01/08                      57,218
               Union Electric
      50,000   6.750%, 05/01/08                      57,687
               Wisconsin Energy Corp.
     100,000   6.500%, 04/01/11                     111,016
                                               ------------
                                                    410,030
                                               ------------
Total Corporate Bonds
   (Cost $2,874,915)                              3,148,470
                                               ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS 4.6%
               FFCB 0.4%
               FFCB MTN
      50,000   6.060%, 05/28/13                      56,814
                                               ------------
               FHLB 1.0%
     125,000   4.500%, 11/14/08                     132,219
                                               ------------



  PRINCIPAL
   AMOUNT                                          VALUE
  ---------                                    ------------

               FHLMC 1.2%
    $150,000   5.125%, 10/15/08                $    164,232
                                               ------------
               FNMA 2.0%
     125,000   7.250%, 01/15/10                     151,761
     100,000   7.125%, 01/15/30                     124,532
                                               ------------
                                                    276,293
                                               ------------
Total U.S. Government Agency Obligations
   (Cost $546,542)                                  629,558
                                               ------------
U.S. TREASURY OBLIGATIONS 9.3%
               U.S. TREASURY BONDS 2.9%
     200,000   7.250%, 05/15/16                     257,092
     100,000   7.125%, 02/15/23                     128,824
                                               ------------
                                                    385,916
                                               ------------
               U.S. TREASURY NOTES 6.4%
     550,000   4.875%, 02/15/12                     597,158
     250,000   4.375%, 08/15/12                     261,348
                                               ------------
                                                    858,506
                                               ------------
Total U.S. Treasury Obligations
   (Cost $1,138,959)                              1,244,422
                                               ------------
Total Investments 102.7%
   (Cost $13,852,865)                            13,842,570
                                               ------------
OTHER ASSETS AND LIABILITIES, NET:
   Investment advisory fees payable                  (8,916)
   Fund administration fees payable                  (2,378)
   Administrative services plan fees payable           (595)
   Transfer agent out of pocket fees payable            (43)
   Other assets and liabilities                    (346,491)
                                               ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET (2.7%)     (358,423)
                                               ------------

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS


STATEMENT OF NET ASSETS
March 31, 2003

BALANCED FUND (CONCLUDED)





                                                  VALUE
                                               ------------

NET ASSETS:
Paid in capital of Institutional Class shares
   (authorized 50,000,000 -- $0.00001
   par value) based on 1,494,596
   outstanding shares of beneficial interest    $16,256,313
Undistributed net investment income                   3,096
Accumulated net realized loss on investments     (2,764,967)
Net unrealized depreciation on investments          (10,295)
                                               ------------
TOTAL NET ASSETS 100.0%                        $ 13,484,147
                                               ============
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Class             $9.02
                                                      =====
* Non-income producing security
Cl -- Class
FFCB -- Federal Farm Credit Bank
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
Ltd. -- Limited
MTN -- Medium Term Note
Plc -- Public limited company

See Notes to Financial Statements.

ANNUAL REPORT
First Focus Funds SM



STATEMENT OF NET ASSETS
March 31, 2003

CORE EQUITY FUND




  NUMBER OF
   SHARES                                          VALUE
  ---------                                    ------------

COMMON STOCK 93.2%
               BANKS 5.4%
      31,000   Bank of America Corporation     $  2,072,040
      31,500   Bank One Corporation               1,090,530
      25,500   FleetBoston Financial Corporation    608,940
      49,000   National City Corporation          1,364,650
                                               ------------
                                                  5,136,160
                                               ------------
               BROADCASTING, NEWSPAPERS
               & ADVERTISING 3.5%
               The Interpublic Group
     102,000   Companies, Inc.                      948,600
      34,000   Gannett Co., Inc.                  2,394,620
                                               ------------
                                                  3,343,220
                                               ------------
               BUILDING & CONSTRUCTION 0.6%
      28,000   Masco Corporation                    521,360
                                               ------------
               CHEMICALS 1.6%
      36,500   Air Products & Chemicals, Inc.     1,512,195
                                               ------------
               COMMUNICATIONS
               EQUIPMENT 1.2%
     137,000   Motorola, Inc.                     1,131,620
                                               ------------
               COMPUTERS, PRODUCTS
               & SERVICES 6.0%
      70,000   Hewlett-Packard Co.                1,088,500
               International Business Machines
      13,000   Corporation                        1,019,590
      43,000   Microsoft Corporation              1,041,030
     101,500   NCR Corporation*                   1,861,510
      69,000   Vishay Intertechnology, Inc.*        702,420
                                               ------------
                                                  5,713,050
                                               ------------
               CONTAINERS & PACKAGING 2.4%
     109,000   Sonoco Products Company            2,281,370
                                               ------------
               COSMETICS & TOILETRIES 2.1%
      44,000   Kimberly-Clark Corporation         2,000,240
                                               ------------
               DATA PROCESSING 3.7%
      95,500   First Data Corporation             3,534,455
                                               ------------
               DIVERSIFIED MANUFACTURING 2.4%
      58,500   Ingersoll-Rand Company, Cl A       2,257,515
                                               ------------
               ELECTRICAL EQUIPMENT 1.9%
      40,500   Emerson Electric Co.               1,836,675
                                               ------------


  NUMBER OF
   SHARES                                          VALUE
  ---------                                    ------------

               ENTERTAINMENT &
               RECREATION 0.5%
      29,000   Walt Disney Company             $    493,580
                                               ------------
               FINANCIAL SERVICES 4.0%
      29,500   Fannie Mae                         1,927,825
      36,000   Freddie Mac                        1,911,600
                                               ------------
                                                  3,839,425
                                               ------------
               FOOD, BEVERAGE &
               TOBACCO 4.5%
      43,500   H.J. Heinz Company                 1,270,200
      74,000   PepsiCo, Inc.                      2,960,000
                                               ------------
                                                  4,230,200
                                               ------------
               HOUSEHOLD PRODUCTS 3.7%
     123,700   Newell Rubbermaid, Inc.            3,506,895
                                               ------------
               INSURANCE 9.3%
               American International
      25,000   Group, Inc.                        1,236,250
      52,500   Chubb Corporation                  2,326,800
               Marsh & McLennan
      42,000   Companies, Inc.                    1,790,460
     100,500   SAFECO Corporation                 3,514,485
                                               ------------
                                                  8,867,995
                                               ------------
               MACHINERY 2.6%
      63,000   Parker Hannifin Corporation        2,440,620
                                               ------------
               MEDICAL PRODUCTS &
               SERVICES 9.8%
      62,000   Abbott Laboratories                2,331,820
      54,000   Becton, Dickinson & Company        1,859,760
      61,500   Bristol-Myers Squibb Company       1,299,495
      50,500   Guidant Corporation*               1,828,100
      41,000   Zimmer Holdings, Inc.*             1,993,830
                                               ------------
                                                  9,313,005
                                               ------------
               PETROLEUM & FUEL
               PRODUCTS 11.3%
      72,000   Burlington Resources, Inc.         3,435,120
      35,500   ChevronTexaco Corporation          2,295,075
      70,000   Exxon Mobil Corporation            2,446,500
      52,000   Transocean, Inc.                   1,063,400
      56,000   Unocal Corporation                 1,473,360
                                               ------------
                                                 10,713,455
                                               ------------

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS


STATEMENT OF NET ASSETS
March 31, 2003

CORE EQUITY FUND (CONCLUDED)




  NUMBER OF
   SHARES                                          VALUE
  ---------                                    ------------

               REAL ESTATE INVESTMENT
               TRUSTS 1.6%
               Equity Residential
      64,000   Properties Trust                $  1,540,480
                                               ------------
               RETAIL 0.6%
      18,000   Target Corporation                   526,680
                                               ------------
               SEMI-CONDUCTORS &
               INSTRUMENTS 0.5%
     114,500   Sanmina-SCI Corporation*             462,580
                                               ------------
               TELEPHONES &
               TELECOMMUNICATIONS 4.7%
      45,500   BellSouth Corporation                985,985
      55,000   SBC Communications, Inc.           1,103,300
      68,500   Verizon Communications, Inc.       2,421,475
                                               ------------
                                                  4,510,760
                                               ------------
               TOYS & GAMES 3.3%
     139,500   Mattel, Inc.                       3,138,750
                                               ------------
               TRANSPORTATION 2.9%
      49,500   Union Pacific Corporation          2,722,500
                                               ------------
               UTILITIES & ELECTRICAL
               SERVICES 3.1%
      54,000   DPL, Inc.                            672,840
      27,000   DTE Energy Company                 1,043,550
      48,500   TECO Energy, Inc.                    515,555
      53,700   XCEL Energy, Inc.                    687,897
                                               ------------
                                                  2,919,842
                                               ------------
Total Common Stock
   (Cost $84,129,961)                            88,494,627
                                               ------------
INVESTMENT COMPANIES 7.0%
               Federated Trust
   2,965,945   U.S. Treasury Obligations          2,965,945
               Goldman Sachs Financial
               Square Funds, Treasury
   3,685,940   Obligations Fund                   3,685,940
                                               ------------
Total Investment Companies
   (Cost $6,651,885)                              6,651,885
                                               ------------
Total Investments 100.2%
   (Cost $90,781,846)                            95,146,512
                                               ------------



                                                  VALUE
                                               ------------

OTHER ASSETS AND LIABILITIES, NET:
   Investment advisory fees payable             $   (56,924)
   Fund administration fees payable                 (16,264)
   Administrative services plan fees payable         (4,065)
   Transfer agent out of pocket fees payable           (568)
   Other assets and liabilities                     (68,912)
                                               ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET (0.2%)     (146,733)
                                               ------------
NET ASSETS:
Paid in capital of Institutional Class shares
   (authorized 50,000,000 -- $0.00001
   par value) based on 12,644,417
   outstanding shares of beneficial interest     92,540,751
Accumulated net realized loss on investments     (1,905,638)
Net unrealized appreciation on investments        4,364,666
                                               ------------
TOTAL NET ASSETS 100.0%                        $ 94,999,779
                                               ============
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Class             $7.51
                                                      =====
 * Non-income producing security
Cl -- Class

See Notes to Financial Statements.

ANNUAL REPORT
First Focus Funds SM



STATEMENT OF NET ASSETS
March 31, 2003

GROWTH OPPORTUNITIES FUND




  NUMBER OF
   SHARES                                          VALUE
  ---------                                    ------------

COMMON STOCK 99.0%
               AEROSPACE & DEFENSE 2.6%
      21,800   Alliant Techsystems, Inc.*     $   1,177,418
                                              -------------
               BROADCASTING, NEWSPAPERS
               & ADVERTISING 2.1%
               Univision Communications, Inc.,
      38,500   Cl A*                                943,635
                                              -------------
               BUILDING &
               CONSTRUCTION 1.1%
      25,000   Toll Brothers, Inc.*                 482,500
                                              -------------
               CHEMICALS 3.2%
      13,500   Praxair, Inc.                        760,725
      13,600   Scotts Co., Cl A*                    704,480
                                              -------------
                                                  1,465,205
                                              -------------
               COMMERCIAL SERVICES 3.5%
      20,000   EMCOR Group, Inc.*                   965,000
      38,000   Pre-Paid Legal Services, Inc.*       656,640
                                              -------------
                                                  1,621,640
                                              -------------
               COMMUNICATIONS
               EQUIPMENT 4.1%
               L-3 Communications
      24,000   Holdings, Inc.*                      964,080
      61,700   Plantronics, Inc.*                   901,437
                                              -------------
                                                  1,865,517
                                              -------------
               COMPUTERS, PRODUCTS
               & SERVICES 11.8%
      30,000   Adobe Systems, Inc.                  924,900
      19,900   Amazon.Com, Inc.*                    517,997
      33,200   Cerner Corp.*                      1,075,016
      71,000   Citrix Systems, Inc.*                934,360
               Cognizant Technology
       9,652   Solutions Corp.*                     650,062
      42,100   Jack Henry & Associates              445,839
      21,800   Symantec Corp.*                      854,124
                                              -------------
                                                  5,402,298
                                              -------------
               CONSULTING SERVICES 2.7%
      12,500   FTI Consulting, Inc.*                577,750
      30,000   MAXIMUS, Inc.*                       636,600
                                              -------------
                                                  1,214,350
                                              -------------


  NUMBER OF
   SHARES                                          VALUE
  ---------                                    ------------

               DIVERSIFIED
               MANUFACTURING 1.3%
      16,600   Teleflex, Inc.                 $     592,620
                                              -------------
               EDUCATIONAL SERVICES 1.6%
      18,000   Corinthian Colleges, Inc.*           711,000
                                              -------------
               ENTERTAINMENT &
               RECREATION 7.8%
      84,500   Bally Total Fitness Holding Corp.*   428,415
      37,000   Carnival Corp.                       892,070
      21,000   Harrah's Entertainment, Inc.*        749,700
      10,200   International Game Technology*       835,380
      33,000   Multimedia Games, Inc.*              634,590
                                              -------------
                                                  3,540,155
                                              -------------
               ENVIRONMENTAL SERVICES 2.0%
      26,000   Waste Connections, Inc.*             897,000
                                              -------------
               FINANCIAL SERVICES 9.6%
      45,800   Allied Capital Corp.                 915,084
      12,900   BlackRock, Inc./New York*            561,666
      25,000   Doral Financial Corp.                883,750
      30,000   Federated Investors, Inc., Cl B      763,500
               Investment Technology
      30,000   Group, Inc.*                         419,100
      46,000   LaBranche & Co., Inc.                845,480
                                              -------------
                                                  4,388,580
                                              -------------
               FOOD, BEVERAGE &
               TOBACCO 5.9%
               Constellation Brands, Inc.,
      53,400   Cl A*                              1,212,180
      23,000   Dean Foods Co.*                      986,930
      28,400   Pepsi Bottling Group, Inc.           509,212
                                              -------------
                                                  2,708,322
                                              -------------
               INSURANCE 6.9%
      18,000   MBIA, Inc.                           695,520
      22,000   MGIC Investment Corp.                863,940
      22,000   Triad Guaranty, Inc.*                755,920
      11,500   XL Capital Ltd., Cl A                813,970
                                              -------------
                                                  3,129,350
                                              -------------

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS


STATEMENT OF NET ASSETS
March 31, 2003

GROWTH OPPORTUNITIES FUND (CONCLUDED)




  NUMBER OF
   SHARES                                          VALUE
  ---------                                    ------------

               MEDICAL PRODUCTS &
               SERVICES 4.5%
      26,000   Medimmune, Inc.*               $     853,580
      22,500   Mylan Laboratories                   646,875
       8,000   Stryker Corp.                        549,200
                                              -------------
                                                  2,049,655
                                              -------------
               MOTORCYCLES, BICYCLES
               & PARTS 1.6%
      18,500   Harley-Davidson, Inc.                734,635
                                              -------------
               PETROLEUM & FUEL
               PRODUCTS 6.1%
      15,750   Apache Corp.                         972,405
      14,600   Evergreen Resources, Inc.*           661,526
      15,000   Occidental Petroleum Corp.           449,400
      38,000   Varco International, Inc.*           695,780
                                              -------------
                                                  2,779,111
                                              -------------
               RETAIL 9.8%
      44,000   Darden Restaurants, Inc.             785,400
      25,000   Lowe's Cos., Inc.                  1,020,500
      64,000   Nautilus Group, Inc.                 912,640
      33,900   Starbucks Corp.*                     873,264
      32,000   Wendy's International, Inc.          880,320
                                              -------------
                                                  4,472,124
                                              -------------
               SEMI-CONDUCTORS &
               INSTRUMENTS 2.0%
      71,500   Nvidia Corp.*                        918,775
                                              -------------
               STEEL PIPES & TUBES 2.9%
      22,900   Nucor Corp.                          874,093
      43,000   Shaw Group, Inc.*                    432,150
                                              -------------
                                                  1,306,243
                                              -------------
               TRANSPORTATION 4.0%
      46,750   Canadian Pacific Railway Ltd.        985,958
      54,000   Swift Transportation Co., Inc.*      864,000
                                              -------------
                                                  1,849,958
                                              -------------
               UTILITIES & ELECTRICAL
               SERVICES 1.9%
      15,000   FPL Group, Inc.                      883,950
                                              -------------
Total Common Stock
   (Cost $44,504,934)                            45,134,041
                                              -------------


  NUMBER OF
   SHARES                                          VALUE
  ---------                                    ------------

INVESTMENT COMPANY 0.8%
               Goldman Sachs Financial
               Square Funds, Treasury
     377,613   Obligations Fund               $     377,613
                                              -------------
Total Investment Company
   (Cost $377,613)                                  377,613
                                              -------------
Total Investments 99.8%
   (Cost $44,882,547)                            45,511,654
                                              -------------
OTHER ASSETS AND LIABILITIES, NET:
   Investment advisory fees payable                 (28,495)
   Fund administration fees payable                  (7,599)
   Transfer agent out of pocket fees payable         (1,190)
   Other assets and liabilities                     147,693
                                              -------------
TOTAL OTHER ASSETS AND LIABILITIES, NET 0.2%        110,409
                                              -------------
NET ASSETS:
Paid in capital of Institutional Class shares
   (authorized 50,000,000 -- $0.00001
   par value) based on 4,786,388
   outstanding shares of beneficial interest     47,771,822
Accumulated net realized loss on investments     (2,778,866)
Net unrealized appreciation on investments          629,107
                                              -------------
TOTAL NET ASSETS 100.0%                       $  45,622,063
                                              =============
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Class             $9.53
                                                      =====
* Non-income producing security
Cl -- Class
Ltd. -- Limited

See Notes to Financial Statements.

ANNUAL REPORT
First Focus Funds SM



STATEMENT OF NET ASSETS
March 31, 2003

SMALL COMPANY FUND




  NUMBER OF
   SHARES                                          VALUE
  ---------                                    ------------

COMMON STOCK 95.5%
               APPAREL & TEXTILES 1.1%
      10,300   Kellwood Co.                    $    298,082
                                               ------------
               AUTOMOTIVE 2.2%
      10,600   Clarcor, Inc.                        383,720
      13,800   Modine Manufacturing Co.             206,862
                                               ------------
                                                    590,582
                                               ------------
               BANKS 8.4%
      18,600   Bancorpsouth, Inc.                   342,240
      26,700   Cullen/Frost Bankers, Inc.           811,146
      19,700   Greater Bay Bancorp                  281,710
      12,500   National Penn Bancshares, Inc.       338,125
      16,300   Wilmington Trust Corp.               453,140
                                               ------------
                                                  2,226,361
                                               ------------
               CHEMICALS 3.1%
      18,600   Albemarle Corp.                      452,910
      19,000   Arch Chemicals, Inc.                 355,300
                                               ------------
                                                    808,210
                                               ------------
               COMPUTERS, PRODUCTS
               & SERVICES 2.7%
      25,200   Avocent Corp.*                       588,168
               Transaction Systems Architects,
      20,400   Inc., Cl A*                          121,176
                                               ------------
                                                    709,344
                                               ------------
               CONTAINERS & PACKAGING 1.5%
       7,000   Ball Corp.                           389,900
                                               ------------
               DIVERSIFIED
               MANUFACTURING 2.6%
      11,000   Teleflex, Inc.                       392,700
      17,700   Trinity Industries, Inc.             304,794
                                               ------------
                                                    697,494
                                               ------------
               FOOD, BEVERAGE
               & TOBACCO 6.1%
      14,900   Adolph Coors, Cl B                   722,650
      14,700   Corn Products International, Inc.    428,652
      23,300   Sensient Technologies Corp.          466,466
                                               ------------
                                                  1,617,768
                                               ------------


  NUMBER OF
   SHARES                                          VALUE
  ---------                                    ------------

               HOUSEHOLD PRODUCTS 3.1%
      13,600   Church & Dwight, Inc.           $    412,896
      16,800   WD-40 Co.                            416,640
                                               ------------
                                                    829,536
                                               ------------
               INSURANCE 6.8%
      24,000   Arthur J. Gallagher & Co.            589,200
      14,100   Everest Re Group Ltd.                806,661
      16,600   First American Corp.                 405,040
                                               ------------
                                                  1,800,901
                                               ------------
               MACHINERY 7.3%
       7,400   Engineered Support Systems, Inc.     289,710
      45,100   Stewart & Stevenson Services         491,590
      16,600   Tecumseh Products Co., Cl A          680,268
      14,700   Tennant Co.                          463,050
                                               ------------
                                                  1,924,618
                                               ------------
               MEDICAL PRODUCTS
               & SERVICES 12.7%
       7,000   Cambrex Corp.                        168,140
      11,400   Edwards Lifesciences Corp.*          312,360
      33,900   KV Pharmaceutical Co., Cl A*         613,590
      15,800   Medicis Pharmaceutical, Cl A*        878,322
      14,200   Steris Corp.*                        371,472
      18,900   West Pharmaceutical Services, Inc.   370,440
      15,900   Zoll Medical Corp.*                  649,674
                                               ------------
                                                  3,363,998
                                               ------------
               PAPER & PAPER PRODUCTS 1.1%
      27,000   Glatfelter                           287,820
                                               ------------
               PETROLEUM & FUEL
               PRODUCTS 7.3%
      20,300   Newfield Exploration Co.*            687,967
      21,900   St. Mary Land & Exploration Co.      548,595
      15,600   Tidewater, Inc.                      448,032
       8,000   Western Gas Resources, Inc.          260,400
                                               ------------
                                                  1,944,994
                                               ------------
               PRINTING & PUBLISHING 2.5%
      42,700   Journal Register Co.*                651,602
                                               ------------
               REAL ESTATE
               INVESTMENT TRUST 2.4%
       9,700   Home Properties of New York, Inc.    322,040
       9,800   Mack-Cali Realty Corp.               303,506
                                               ------------
                                                    625,546
                                               ------------

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS


STATEMENT OF NET ASSETS
March 31, 2003

SMALL COMPANY FUND (CONCLUDED)




  NUMBER OF
   SHARES                                          VALUE
  ---------                                    ------------

               RETAIL 6.3%
      16,300   AnnTaylor Stores Corp.*         $    334,639
      82,200   Casey's General Stores, Inc.         978,180
      31,300   J. Jill Group, Inc.*                 363,080
                                               ------------
                                                  1,675,899
                                               ------------
               SEMI-CONDUCTORS &
               INSTRUMENTS 4.0%
      28,000   Kemet Corp.*                         218,400
      30,300   Mykrolis Corp.*                      253,005
       8,000   Park Electrochemical Corp.           121,120
      65,200   SBS Technologies, Inc.*              474,004
                                               ------------
                                                  1,066,529
                                               ------------
               STEEL PIPES & TUBES 1.5%
      18,400   Valmont Industries                   397,440
                                               ------------
               TOYS & GAMES 2.8%
      53,900   Hasbro, Inc.                         748,671
                                               ------------
               TRANSPORTATION 1.2%
      15,800   Werner Enterprises, Inc.             304,308
                                               ------------
               UTILITIES & ELECTRICAL
               SERVICES 8.8%
      10,500   Black Hills Corp.                    288,645
      12,700   Hubbell, Inc., Cl B                  397,510
      17,500   Idacorp, Inc.                        399,000
      16,100   Littelfuse, Inc.*                    288,029
      26,200   OGE Energy Corp.                     470,814
      12,300   WPS Resources Corp.                  492,000
                                               ------------
                                                  2,335,998
                                               ------------
Total Common Stock
   (Cost $25,345,495)                            25,295,601
                                               ------------
INVESTMENT COMPANIES 4.4%
               Federated Trust
     464,314   U.S. Treasury Obligations            464,314
               Goldman Sachs Financial
               Square Funds, Treasury
     683,939   Obligations Fund                     683,939
                                               ------------
Total Investment Companies
   (Cost $1,148,253)                              1,148,253
                                               ------------
Total Investments 99.9%
   (Cost $26,493,748)                            26,443,854
                                               ------------


  NUMBER OF
   SHARES                                          VALUE
  ---------                                    ------------

OTHER ASSETS AND LIABILITIES, NET:
   Investment advisory fees payable            $    (11,192)
   Fund administration fees payable                  (4,477)
   Administrative services plan fees payable         (1,119)
   Transfer agent out of pocket fees payable            (42)
   Other assets and liabilities                      50,862
                                               ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET 0.1%         34,032
                                               ------------
NET ASSETS:
Paid in capital of Institutional Class shares
   (authorized 50,000,000 -- $0.00001
   par value) based on 2,139,507
   outstanding shares of beneficial interest     27,707,577
Undistributed net investment income                     201
Accumulated net realized loss on investments     (1,179,998)
Net unrealized depreciation on investments          (49,894)
                                               ------------
TOTAL NET ASSETS 100.0%                        $ 26,477,886
                                               ============
Net Asset Value, Offering and Redemption
   Price Per Share-- Institutional Class             $12.38
                                                     ======
* Non-income producing security
Cl -- Class
Ltd. -- Limited

See Notes to Financial Statements.

ANNUAL REPORT



First Focus Funds SM



STATEMENT OF NET ASSETS
March 31, 2003

INTERNATIONAL EQUITY FUND


  NUMBER OF
   SHARES                                          VALUE
  ---------                                    ------------

FOREIGN STOCK 98.7%
               AUSTRALIA 6.3%
      21,238   BHP Billiton Ltd.               $    119,101
       6,373   National Australia Bank Ltd.         123,046
      17,926   News Corp. Ltd.                      116,668
       5,836   Rio Tinto Ltd.                       109,433
      14,194   Westpac Banking Corp.                129,348
      16,607   Woolworths Ltd.                      122,735
                                               ------------
                                                    720,331
                                               ------------
               FINLAND 1.0%
       8,458   Nokia Oyj                            116,844
                                               ------------
               FRANCE 12.0%
       5,598   Accor                                154,668
       3,110   BNP Paribas                          124,546
       2,861   Cie De Saint-Gobain                   79,078
       3,998   Credit Lyonnais                      234,273
       1,312   L'Oreal                               79,457
       1,020   Pernod-Ricard                         86,927
       4,375   Peugeot                              171,100
       3,891   Schneider Electric                   182,148
       2,158   TotalFinaElf                         273,158
                                               ------------
                                                  1,385,355
                                               ------------
               GERMANY 5.4%
       6,574   Bayerische Motoren Werke             182,495
       1,985   Deutsche Bank                         83,392
       4,785   E.ON                                 197,264
       3,949   Siemens                              162,886
                                               ------------
                                                    626,037
                                               ------------
               HONG KONG 4.4%
               China Merchants Holdings
     144,000   International Co., Ltd.              107,085
      49,000   China Mobile Ltd.*                    97,065
      41,000   Henderson Land Development           102,244
      31,000   Hong Kong Electric Holdings          123,611
      13,000   Hutchison Whampoa Ltd.                70,838
                                               ------------
                                                    500,843
                                               ------------
               ITALY 5.0%
      17,734   ENI-Ente Nazionale Idrocarburi       236,860
      35,143   Tim                                  143,422
      50,716   UniCredito Italiano                  193,141
                                               ------------
                                                    573,423
                                               ------------


  NUMBER OF
   SHARES                                          VALUE
  ---------                                    ------------

               JAPAN 15.5%
       7,800   AEON Co., Ltd.                  $    156,224
      18,000   Ajinomoto Co., Inc.                  185,040
       3,000   Canon, Inc.                          104,739
          32   East Japan Railway Co.               139,788
       4,500   Fanuc Ltd.                           195,058
               Matsushita Electric
      12,000   Industrial Co., Ltd.                 102,513
          18   Millea Holdings, Inc.*               111,722
      31,000   Nippon Express Co., Ltd.             124,439
       5,000   Takeda Chemical Industries Ltd.      186,794
      29,000   Toppan Printing Co., Ltd.            184,154
      42,000   Toshiba Corp.                        110,862
       7,900   Toyota Motor Corp.                   175,548
                                               ------------
                                                  1,776,881
                                               ------------
               NETHERLANDS 8.5%
       3,033   DSM                                  116,962
       5,818   Heineken                             215,789
      12,304   Koninklijke Philips Electronics      193,202
      16,263   TNT Post Group                       247,737
       3,445   Unilever                             205,063
                                               ------------
                                                    978,753
                                               ------------
               SINGAPORE 1.9%
      11,000   Singapore Press Holdings Ltd.        110,925
      19,000   United Overseas Bank Ltd.            110,869
                                               ------------
                                                    221,794
                                               ------------
               SOUTH KOREA 0.9%
       7,700   SK Telecom Co., Ltd., ADR            104,874
                                               ------------
               SPAIN 5.0%
       4,240   Banco Popular Espanol                183,217
       9,068   Inditex                              176,032
      22,703   Telefonica*                          212,310
                                               ------------
                                                    571,559
                                               ------------
               SWEDEN 1.8%
       2,295   Electrolux, Ser B                     36,405
       4,052   Sandvik                               91,277
               Skandinaviska Enskilda Banken,
       8,970   Cl A                                  77,757
                                               ------------
                                                    205,439
                                               ------------

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS


STATEMENT OF NET ASSETS
March 31, 2003

INTERNATIONAL EQUITY FUND





STATEMENT OF NET ASSETS
March 31, 2003

INTERNATIONAL EQUITY FUND



  NUMBER OF
   SHARES                                          VALUE
  ---------                                    ------------

               SWITZERLAND 4.7%
       1,824   Adecco                          $     50,680
       1,382   Ciba Speciality Chemicals             90,449
         229   Givaudan                              87,435
         536   Nestle                               106,094
       1,686   Roche Holding                        100,927
       1,358   Swiss Reinsurance                     66,621
         828   UBS                                   35,229
                                               ------------
                                                    537,435
                                               ------------
               UNITED KINGDOM 26.3%
      26,242   Barclays Plc                         151,400
      36,422   BG Group Plc                         138,313
       9,546   BOC Group Plc                        114,223
      40,175   BP Plc                               254,804
      50,853   BT Group Plc                         126,198
      60,467   Dixons Group Plc                      81,719
      15,386   Exel Plc                             136,799
      13,037   GlaxoSmithKline Plc                  229,355
      10,710   HBOS Plc                             109,952
      10,800   HSBC Holdings Plc                    111,123
      38,288   Kingfisher Plc                       139,196
      36,416   Lloyds TSB Group Plc                 185,346
       9,396   Prudential Plc                        45,818
      21,195   Reed Elsevier Plc                    151,428
      10,138   Royal Bank of Scotland Group Plc     228,351
      21,626   Shell Transport & Trading Co. Plc    130,751
       7,593   Standard Chartered Plc                80,833
      45,517   Tesco Plc                            128,245
     104,734   Vodafone Group Plc                   187,069
      47,298   W.M. Morrison Supermarket            133,449
       5,783   Whitbread Plc                         47,898
      14,231   Wolseley Plc                         115,170
                                               ------------
                                                  3,027,440
                                               ------------
Total Foreign Stock
   (Cost $12,393,896)                            11,347,008
                                               ------------
Total Investments 98.7%
   (Cost $12,393,896)                            11,347,008
                                               ------------






                                                  VALUE
                                               ------------

OTHER ASSETS AND LIABILITIES, NET:
   Investment advisory fees payable            $     (7,819)
   Fund administration fees payable                  (1,955)
   Administrative services plan fees payable           (977)
   Transfer agent out of pocket fees payable         (1,211)
   Other assets and liabilities                     160,559
                                               ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET 1.3%        148,597
                                               ------------
NET ASSETS:
Paid in capital of Institutional Class shares
   (authorized 49,000,000 -- $0.00001
   par value) based on 1,545,240
   outstanding shares of beneficial interest     13,148,685
Accumulated net investment loss                     (10,665)
Accumulated net realized loss on investments       (594,263)
Net unrealized depreciation on investments       (1,046,888)
Net unrealized depreciation on foreign
   currency and translation of other assets
   and liabilities in foreign currency               (1,264)
                                               ------------
TOTAL NET ASSETS 100.0%                        $ 11,495,605
                                               ============
Net Asset Value, Offering and Redemption
   Price Per Share-- Institutional Class              $7.44
                                                      =====
* Non-income producing security
ADR -- American Depository Receipt
Cl -- Class
Ltd. -- Limited
Plc -- Public limited company
Ser -- Series

See Notes to Financial Statements.

ANNUAL REPORT
First Focus Funds SM



STATEMENT OF NET ASSETS
March 31, 2003

INTERNATIONAL EQUITY FUND (CONCLUDED)




At March 31, 2003, sector diversification of the Fund was as follows
(Unaudited):


                                                                       % OF
SECTOR DIVERSIFICATION                                               NET ASSETS                            VALUE
----------------------                                               ----------                            -----
FOREIGN COMMON STOCK
Banks                                                                   18.8%                           $ 2,161,823
Food & Beverage                                                         10.3                              1,183,342
Petroleum & Fuel Products                                                9.0                              1,033,886
Telephones & Telecommunications                                          8.6                                987,782
Transportation                                                           5.6                                648,763
Retail                                                                   5.2                                601,069
Broadcasting, Newspapers & Advertising                                   4.9                                563,175
Automotive                                                               4.6                                529,143
Medical Products                                                         4.5                                517,076
Electronics                                                              4.3                                490,773
Utilities & Electrical Services                                          3.8                                431,737
Chemicals                                                                3.6                                409,069
Diversified Manufacturing                                                3.0                                340,809
Building & Construction                                                  2.4                                272,599
Metals & Mining                                                          2.0                                228,534
Insurance                                                                1.9                                224,161
Machinery                                                                1.9                                218,553
Entertainment & Recreation                                               1.3                                154,668
Wholesale                                                                1.0                                115,170
Office Equipment                                                         0.9                                104,739
Cosmetics & Toiletries                                                   0.7                                 79,457
Miscellaneous Business Services                                          0.4                                 50,680
                                                                     ----------                         -----------
TOTAL FOREIGN COMMON STOCK                                              98.7                             11,347,008
OTHER ASSETS AND LIABILITIES, NET                                        1.3                                148,597
                                                                     ----------                         -----------
TOTAL NET ASSETS                                                       100.0%                           $11,495,605
                                                                     ==========                         ===========

                       This page intentionally left blank.

ANNUAL REPORT
First Focus Funds SM



STATEMENTS OF OPERATIONS
For the Year or Period Ended March 31, 2003


                                                                  SHORT/
                                                               INTERMEDIATE                                    NEBRASKA
                                                                   BOND            BOND          INCOME        TAX-FREE
                                                                   FUND            FUND           FUND           FUND
                                                               -------------   -------------  -------------   -----------
INVESTMENT INCOME:
  Interest                                                       $2,469,689      $1,989,314     $3,702,633     $4,680,751
  Dividends                                                              --              --             --             --
  Less: foreign taxes withheld                                           --              --             --             --
------------------------------------------------------------     ----------      ----------     ----------     ----------
  Total Investment Income                                         2,469,689       1,989,314      3,702,633      4,680,751
------------------------------------------------------------     ----------      ----------     ----------     ----------
EXPENSES:
------------------------------------------------------------
  Investment advisory fees                                          256,197         230,941        414,342        710,106
------------------------------------------------------------
  Fund administration fees                                          102,480          76,981        138,115        202,889
------------------------------------------------------------
  Transfer agent fees                                                37,637          30,305         58,894         51,972
------------------------------------------------------------
  Custody fees                                                       15,372          11,547         20,717         30,432
------------------------------------------------------------
  Federal and state registration fees                                22,955          22,309         16,172          8,092
------------------------------------------------------------
  Professional fees                                                  26,172          17,319         39,420         51,071
------------------------------------------------------------
  Printing fees                                                      10,125           7,230         13,675         19,945
------------------------------------------------------------
  Directors' fees                                                     2,532           2,012          3,461          5,213
------------------------------------------------------------
  Amortization of organization expenses                                  --              --             --             --
------------------------------------------------------------
  Pricing fees                                                        6,443           3,468          9,059         14,781
------------------------------------------------------------
  Administrative services plan fees                                  51,239          38,490         68,983         99,162
------------------------------------------------------------
  Shareholder servicing fees-- Class B*                                  --              --            117             --
------------------------------------------------------------
  Distribution fees-- Class A*                                           --              --             66          5,701
------------------------------------------------------------
  Distribution fees-- Class B*                                           --              --            351             --
------------------------------------------------------------
  Other expenses                                                      1,040             781          2,178          2,172
------------------------------------------------------------     ----------      ----------     ----------     ----------
  Total expenses                                                    532,192         441,383        785,550      1,201,536
------------------------------------------------------------
Less, waiver of:
------------------------------------------------------------
  Investment advisory fees                                         (102,480)        (38,490)      (117,396)      (202,889)
------------------------------------------------------------
  Custody fees                                                      (15,372)        (11,547)       (20,717)       (30,432)
------------------------------------------------------------
  Administrative services plan fees                                 (25,620)        (19,246)       (34,493)       (49,583)
------------------------------------------------------------
Less: directed brokerage                                                 --              --             --             --
------------------------------------------------------------     ----------      ----------     ----------     ----------
   Net Expenses                                                     388,720         372,100        612,944        918,632
------------------------------------------------------------     ----------      ----------     ----------     ----------
NET INVESTMENT INCOME (LOSS)                                      2,080,969       1,617,214      3,089,689      3,762,119
------------------------------------------------------------     ----------      ----------     ----------     ----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                         1,032,354       1,024,926      1,294,308        766,024
------------------------------------------------------------
  Net realized loss on foreign currency transactions                     --              --             --             --
------------------------------------------------------------
  Change in unrealized appreciation (depreciation)
   on investments                                                 2,065,910       2,193,873      2,653,720      4,493,851
------------------------------------------------------------
  Change in unrealized depreciation on foreign
   currency transactions                                                 --              --             --             --
------------------------------------------------------------     ----------      ----------     ----------     ----------
  Net Realized and Unrealized Gain (Loss)                         3,098,264       3,218,799      3,948,028      5,259,875
------------------------------------------------------------     ----------      ----------     ----------     ----------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                     $5,179,233      $4,836,013     $7,037,717     $9,021,994
------------------------------------------------------------     ==========      ==========     ==========     ==========

 *  Class A and B shares were fully liquidated on December 30, 2002.
 +  Includes voluntary waivers from the administrator totaling $22,710.
(1) Commenced operations on May 30, 2002.

See Notes to Financial Statements.

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS




                                                               COLORADO                               CORE              GROWTH
                                                               TAX-FREE          BALANCED            EQUITY          OPPORTUNITIES
                                                                 FUND              FUND               FUND               FUND
                                                             ------------     -------------      -------------      -------------
INVESTMENT INCOME:
  Interest                                                    $  720,170         $   295,475       $    127,233       $     12,827
  Dividends                                                           --              53,901          2,251,432            306,642
  Less: foreign taxes withheld                                        --                (761)                --             (3,990)
------------------------------------------------------------  ----------         -----------       ------------       ------------
  Total Investment Income                                        720,170             348,615          2,378,665            315,479
------------------------------------------------------------  ----------         -----------       ------------       ------------
EXPENSES:
------------------------------------------------------------
  Investment advisory fees                                       118,167             104,051            809,953            360,769
------------------------------------------------------------
  Fund administration fees                                        33,762              27,747            215,990             96,206
------------------------------------------------------------
  Transfer agent fees                                             39,390              28,348             69,248             62,924
------------------------------------------------------------
  Custody fees                                                     5,064               4,162             32,398             14,431
------------------------------------------------------------
  Federal and state registration fees                              8,579              17,315             26,741             29,174
------------------------------------------------------------
  Professional fees                                                9,577               7,047             57,479             26,330
------------------------------------------------------------
  Printing fees                                                    3,402               2,729             20,536              9,504
------------------------------------------------------------
  Directors' fees                                                    872                 714              5,724              2,353
------------------------------------------------------------
  Amortization of organization expenses                               --                  --                 --              3,004
------------------------------------------------------------
  Pricing fees                                                    16,486               5,812              1,300                677
------------------------------------------------------------
  Administrative services plan fees                                   --              13,873            107,910                 --
------------------------------------------------------------
  Shareholder servicing fees-- Class B*                               --                  --                133                186
------------------------------------------------------------
  Distribution fees-- Class A*                                         3                  --                 74                 83
------------------------------------------------------------
  Distribution fees-- Class B*                                        --                  --                399                559
------------------------------------------------------------
  Other expenses                                                     332                 212              2,694              1,536
------------------------------------------------------------  ----------         -----------       ------------       ------------
  Total expenses                                                 235,634             212,010          1,350,579            607,736
------------------------------------------------------------
Less, waiver of:
------------------------------------------------------------
  Investment advisory fees                                       (78,636)                 --            (53,998)                --
------------------------------------------------------------
  Custody fees                                                    (5,064)             (4,162)           (32,398)           (14,431)
------------------------------------------------------------
  Administrative services plan fees                                   --              (6,937)           (53,957)                --
------------------------------------------------------------
Less: directed brokerage                                              --             (13,180)                --            (72,250)
------------------------------------------------------------  ----------         -----------       ------------       ------------
   Net Expenses                                                  151,934             187,731          1,210,226            521,055
------------------------------------------------------------  ----------         -----------       ------------       ------------
NET INVESTMENT INCOME (LOSS)                                     568,236             160,884          1,168,439           (205,576)
------------------------------------------------------------  ----------         -----------       ------------       ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                        122,617            (677,615)        (1,205,984)          (609,410)
------------------------------------------------------------
  Net realized loss on foreign currency transactions                  --                  --                 --                 --
------------------------------------------------------------
  Change in unrealized appreciation (depreciation)
   on investments                                                949,084            (700,416)       (29,134,949)       (11,084,648)
------------------------------------------------------------
  Change in unrealized depreciation on foreign
   currency transactions                                              --                  --                 --                 --
------------------------------------------------------------  ----------         -----------       ------------       ------------
  Net Realized and Unrealized Gain (Loss)                      1,071,701          (1,378,031)       (30,340,933)       (11,694,058)
------------------------------------------------------------  ----------         -----------       ------------       ------------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                  $1,639,937         $(1,217,147)      $(29,172,494)      $(11,899,634)
------------------------------------------------------------  ==========         ===========       ============       ============








                                                                     SMALL           INTERNATIONAL
                                                                    COMPANY             EQUITY
                                                                     FUND              FUND (1)
                                                                -------------       -------------
INVESTMENT INCOME:
  Interest                                                         $    24,027        $        --
  Dividends                                                            401,925            137,018
  Less: foreign taxes withheld                                              --            (14,305)
------------------------------------------------------------       -----------        -----------
  Total Investment Income                                              425,952            122,713
------------------------------------------------------------       -----------        -----------
EXPENSES:
------------------------------------------------------------
  Investment advisory fees                                             203,803             57,573
------------------------------------------------------------
  Fund administration fees                                              47,954             11,515
------------------------------------------------------------
  Transfer agent fees                                                   55,473              9,947
------------------------------------------------------------
  Custody fees                                                           7,193             12,701
------------------------------------------------------------
  Federal and state registration fees                                   30,545             17,205
------------------------------------------------------------
  Professional fees                                                     11,971              8,733
------------------------------------------------------------
  Printing fees                                                          5,048              1,417
------------------------------------------------------------
  Directors' fees                                                        1,218                275
------------------------------------------------------------
  Amortization of organization expenses                                     --                 --
------------------------------------------------------------
  Pricing fees                                                           1,932              1,519
------------------------------------------------------------
  Administrative services plan fees                                     23,758              5,757
------------------------------------------------------------
  Shareholder servicing fees-- Class B*                                    289                 --
------------------------------------------------------------
  Distribution fees-- Class A*                                             257                 --
------------------------------------------------------------
  Distribution fees-- Class B*                                             868                 --
------------------------------------------------------------
  Other expenses                                                           580                410
------------------------------------------------------------       -----------        -----------
  Total expenses                                                       390,889            127,052
------------------------------------------------------------
Less, waiver of:
------------------------------------------------------------
  Investment advisory fees                                             (83,918)           (34,225)+
------------------------------------------------------------
  Custody fees                                                          (7,193)                --
------------------------------------------------------------
  Administrative services plan fees                                    (11,879)                --
------------------------------------------------------------
Less: directed brokerage                                                    --                 --
------------------------------------------------------------       -----------        -----------
   Net Expenses                                                        287,899             92,827
------------------------------------------------------------       -----------        -----------
NET INVESTMENT INCOME (LOSS)                                           138,053             29,886
------------------------------------------------------------       -----------        -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                           (1,069,973)          (594,263)
------------------------------------------------------------
  Net realized loss on foreign currency transactions                        --            (40,551)
------------------------------------------------------------
  Change in unrealized appreciation (depreciation)
   on investments                                                   (3,410,301)        (1,046,888)
------------------------------------------------------------
  Change in unrealized depreciation on foreign
   currency transactions                                                    --             (1,264)
------------------------------------------------------------       -----------        -----------
  Net Realized and Unrealized Gain (Loss)                           (4,480,274)        (1,682,966)
------------------------------------------------------------       -----------        -----------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                       $(4,342,221)       $(1,653,080)
------------------------------------------------------------       ===========        ===========

ANNUAL REPORT
First Focus Funds SM



STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended March 31,


                                                                           SHORT/INTERMEDIATE
                                                                                BOND FUND                 BOND FUND
                                                                        ------------------------  -------------------------
                                                                          MAR. 31,     MAR. 31,     MAR. 31,      MAR. 31,
                                                                            2003         2002         2003          2002
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                 $ 2,080,969  $ 2,521,431  $ 1,617,214   $ 1,980,016
----------------------------------------------------------------------
  Net realized gain (loss) on investments                                 1,032,354   (1,066,211)   1,024,926        17,484
----------------------------------------------------------------------
  Change in unrealized appreciation (depreciation) on investments         2,065,910     (872,520)   2,193,873    (1,150,339)
----------------------------------------------------------------------  -----------  -----------  -----------   -----------
  Net increase (decrease) in net assets resulting from operations         5,179,233      582,700    4,836,013       847,161
----------------------------------------------------------------------  -----------  -----------  -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
----------------------------------------------------------------------
   Institutional class shares                                            (2,491,996)  (2,545,648)  (1,813,225)   (2,197,710)
----------------------------------------------------------------------
   Class A shares*                                                               --           --           --            --
----------------------------------------------------------------------
   Class B shares*                                                               --           --           --            --
----------------------------------------------------------------------
  Net capital gains
----------------------------------------------------------------------
   Institutional class shares                                                    --     (116,008)          --       (43,041)
----------------------------------------------------------------------
   Class A shares*                                                               --           --           --            --
----------------------------------------------------------------------
   Class B shares*                                                               --           --           --            --
----------------------------------------------------------------------  -----------  -----------  -----------   -----------
  Total distributions                                                    (2,491,996)  (2,661,656)  (1,813,225)   (2,240,751)
----------------------------------------------------------------------  -----------  -----------  -----------   -----------
CAPITAL SHARE TRANSACTIONS (1):
  INSTITUTIONAL CLASS SHARES
  Proceeds from sale of shares                                           15,662,250+  13,133,586    8,202,027     6,846,715
----------------------------------------------------------------------
  Proceeds from reinvestment of dividends                                 1,016,568    1,186,378    1,752,259     2,162,176
----------------------------------------------------------------------
  Redemption of shares                                                  (10,822,218) (11,548,101) (16,964,975)  (11,334,153)
----------------------------------------------------------------------  -----------  -----------  -----------   -----------
  Net increase (decrease)                                                 5,856,600    2,771,863   (7,010,689)   (2,325,262)
----------------------------------------------------------------------  -----------  -----------  -----------   -----------
  CLASS A SHARES*
  Proceeds from sale of shares                                                   --           --           --            --
----------------------------------------------------------------------
  Proceeds from reinvestment of dividends                                        --           --           --            --
----------------------------------------------------------------------
  Redemption of shares                                                           --           --           --            --
----------------------------------------------------------------------  -----------  -----------  -----------   -----------
  Net increase (decrease)                                                        --           --           --            --
----------------------------------------------------------------------  -----------  -----------  -----------   -----------
  CLASS B SHARES*
  Proceeds from sale of shares                                                   --           --           --            --
----------------------------------------------------------------------
  Proceeds from reinvestment of dividends                                        --           --           --            --
----------------------------------------------------------------------
  Redemption of shares                                                           --           --           --            --
----------------------------------------------------------------------  -----------  -----------  -----------   -----------
  Net increase (decrease)                                                        --           --           --            --
----------------------------------------------------------------------  -----------  -----------  -----------   -----------
  Net increase (decrease) from share transactions                         5,856,600    2,771,863   (7,010,689)   (2,325,262)
----------------------------------------------------------------------  -----------  -----------  -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   8,543,837      692,907   (3,987,901)   (3,718,852)
----------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                                    47,519,719   46,826,812   39,488,743    43,207,595
----------------------------------------------------------------------  -----------  -----------  -----------   -----------
  End of period                                                         $56,063,556  $47,519,719  $35,500,842   $39,488,743
----------------------------------------------------------------------  ===========  ===========  ===========   ===========
  Undistributed net investment income, (accumulated
   net investment loss), (distributions in excess of
   net investment income), end of period                                $  (502,773) $    30,798  $  (176,864)  $  (116,303)
----------------------------------------------------------------------  ===========  ===========  ===========   ===========

*   Class A and B shares were fully liquidated on December 30, 2002.
+   Includes in-kind purchases (see Note 10 in the Notes to Financial
    Statements).
(1) See Note 6 in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS


                                                                                                                 NEBRASKA
                                                                                INCOME FUND                    TAX-FREE FUND
                                                                        --------------------------     ---------------------------
                                                                          MAR. 31,      MAR. 31,         MAR. 31,       MAR. 31,
                                                                            2003          2002             2003           2002
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                 $ 3,089,689   $  3,792,549     $  3,762,119  $   4,110,562
----------------------------------------------------------------------
  Net realized gain (loss) on investments                                 1,294,308        457,430          766,024      1,114,401
----------------------------------------------------------------------
  Change in unrealized appreciation (depreciation) on investments         2,653,720     (1,136,007)       4,493,851     (2,541,760)
----------------------------------------------------------------------  -----------   ------------     ------------  -------------
  Net increase (decrease) in net assets resulting from operations         7,037,717      3,113,972        9,021,994      2,683,203
----------------------------------------------------------------------  -----------   ------------     ------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
----------------------------------------------------------------------
   Institutional class shares                                            (3,837,197)    (4,237,154)      (3,679,758)    (4,156,550)
----------------------------------------------------------------------
   Class A shares*                                                           (1,440)           (38)         (82,492)       (12,103)
----------------------------------------------------------------------
   Class B shares*                                                           (2,193)          (689)              --             --
----------------------------------------------------------------------
  Net capital gains
----------------------------------------------------------------------
   Institutional class shares                                               (77,067)      (254,028)        (836,864)      (859,761)
----------------------------------------------------------------------
   Class A shares*                                                              (47)            (4)         (14,377)        (2,620)
----------------------------------------------------------------------
   Class B shares*                                                              (89)           (92)              --             --
----------------------------------------------------------------------  -----------   ------------     ------------  -------------
  Total distributions                                                    (3,918,033)    (4,492,005)      (4,613,491)    (5,031,034)
----------------------------------------------------------------------  -----------   ------------     ------------  -------------
CAPITAL SHARE TRANSACTIONS (1):
  INSTITUTIONAL CLASS SHARES
  Proceeds from sale of shares                                           16,910,281     12,865,445        7,800,727      8,125,228
----------------------------------------------------------------------
  Proceeds from reinvestment of dividends                                   119,762         24,086           77,674         66,152
----------------------------------------------------------------------
  Redemption of shares                                                   (9,082,338)   (18,366,833)     (17,036,736)   (27,735,975)
----------------------------------------------------------------------  -----------   ------------     ------------  -------------
  Net increase (decrease)                                                 7,947,705     (5,477,302)      (9,158,335)   (19,544,595)
----------------------------------------------------------------------  -----------   ------------     ------------  -------------
  CLASS A SHARES*
  Proceeds from sale of shares                                               38,206          1,101        1,470,831      3,922,940
----------------------------------------------------------------------
  Proceeds from reinvestment of dividends                                     1,312             42           85,995         14,093
----------------------------------------------------------------------
  Redemption of shares                                                      (42,036)            --       (5,613,259)       (18,815)
----------------------------------------------------------------------  -----------   ------------     ------------  -------------
  Net increase (decrease)                                                    (2,518)         1,143       (4,056,433)     3,918,218
----------------------------------------------------------------------  -----------   ------------     ------------  -------------
  CLASS B SHARES*
  Proceeds from sale of shares                                               44,849         30,767               --             --
----------------------------------------------------------------------
  Proceeds from reinvestment of dividends                                     1,997            784               --             --
----------------------------------------------------------------------
  Redemption of shares                                                      (79,742)            --               --             --
----------------------------------------------------------------------  -----------   ------------     ------------  -------------
  Net increase (decrease)                                                   (32,896)        31,551               --             --
----------------------------------------------------------------------  -----------   ------------     ------------  -------------
  Net increase (decrease) from share transactions                         7,912,291     (5,444,608)     (13,214,768)   (15,626,377)
----------------------------------------------------------------------  -----------   ------------     ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  11,031,975     (6,822,641)      (8,806,265)   (17,974,208)
----------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                                    64,078,662     70,901,303      103,986,855    121,961,063
----------------------------------------------------------------------  -----------   ------------     ------------  -------------
  End of period                                                         $75,110,637   $ 64,078,662     $ 95,180,590  $ 103,986,855
----------------------------------------------------------------------  ===========   ============     ============  =============
  Undistributed net investment income, (accumulated
   net investment loss), (distributions in excess of
   net investment income), end of period                                $  (748,677)  $   (567,280)    $        166  $         748
----------------------------------------------------------------------  ===========   ============     ============  =============





                                                                                 COLORADO
                                                                               TAX-FREE FUND                  BALANCED FUND
                                                                        --------------------------     ---------------------------
                                                                         MAR. 31,       MAR. 31,         MAR. 31,       MAR. 31,
                                                                            2003          2002             2003           2002
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                 $   568,236    $   539,492     $   160,884     $   210,590
----------------------------------------------------------------------
  Net realized gain (loss) on investments                                   122,617         18,712        (677,615)        (80,279)
----------------------------------------------------------------------
  Change in unrealized appreciation (depreciation) on investments           949,084       (224,068)       (700,416)        353,754
----------------------------------------------------------------------  -----------    -----------     -----------     -----------
  Net increase (decrease) in net assets resulting from operations         1,639,937        334,136      (1,217,147)        484,065
----------------------------------------------------------------------  -----------    -----------     -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
----------------------------------------------------------------------
   Institutional class shares                                              (567,472)      (544,175)       (164,986)       (206,273)
----------------------------------------------------------------------
   Class A shares*                                                              (27)           (19)             --              --
----------------------------------------------------------------------
   Class B shares*                                                               --             --              --              --
----------------------------------------------------------------------
  Net capital gains
----------------------------------------------------------------------
   Institutional class shares                                              (120,081)            --              --              --
----------------------------------------------------------------------
   Class A shares*                                                               (9)            --              --              --
----------------------------------------------------------------------
   Class B shares*                                                               --             --              --              --
----------------------------------------------------------------------  -----------    -----------     -----------     -----------
  Total distributions                                                      (687,589)      (544,194)       (164,986)       (206,273)
----------------------------------------------------------------------  -----------    -----------     -----------     -----------
CAPITAL SHARE TRANSACTIONS (1):
  INSTITUTIONAL CLASS SHARES
  Proceeds from sale of shares                                            5,313,231      7,893,529       6,096,532      10,676,067
----------------------------------------------------------------------
  Proceeds from reinvestment of dividends                                    16,857          1,926         160,508         204,713
----------------------------------------------------------------------
  Redemption of shares                                                   (5,807,235)    (2,965,880)     (6,030,035)     (2,933,116)
----------------------------------------------------------------------  -----------    -----------     -----------     -----------
  Net increase (decrease)                                                  (477,147)     4,929,575         227,005       7,947,664
----------------------------------------------------------------------  -----------    -----------     -----------     -----------
  CLASS A SHARES*
  Proceeds from sale of shares                                                   --          1,100              --              --
----------------------------------------------------------------------
  Proceeds from reinvestment of dividends                                        32             22              --              --
----------------------------------------------------------------------
  Redemption of shares                                                       (1,172)            --              --              --
----------------------------------------------------------------------  -----------    -----------     -----------     -----------
  Net increase (decrease)                                                    (1,140)         1,122              --              --
----------------------------------------------------------------------  -----------    -----------     -----------     -----------
  CLASS B SHARES*
  Proceeds from sale of shares                                                   --             --              --              --
----------------------------------------------------------------------
  Proceeds from reinvestment of dividends                                        --             --              --              --
----------------------------------------------------------------------
  Redemption of shares                                                           --             --              --              --
----------------------------------------------------------------------  -----------    -----------     -----------     -----------
  Net increase (decrease)                                                        --             --              --              --
----------------------------------------------------------------------  -----------    -----------     -----------     -----------
  Net increase (decrease) from share transactions                          (478,287)     4,930,697         227,005       7,947,664
----------------------------------------------------------------------  -----------    -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     474,061       4,720,639     (1,155,128)      8,225,456
----------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                                    16,576,037     11,855,398      14,639,275       6,413,819
----------------------------------------------------------------------  -----------    -----------     -----------     -----------
  End of period                                                         $17,050,098    $16,576,037     $13,484,147     $14,639,275
----------------------------------------------------------------------  ===========    ===========     ===========     ===========
  Undistributed net investment income, (accumulated
   net investment loss), (distributions in excess of
   net investment income), end of period                                $       734    $        (3)    $     3,096     $     7,198
----------------------------------------------------------------------  ===========    ===========     ===========     ===========

ANNUAL REPORT
First Focus Funds SM



STATEMENTS OF CHANGES IN NET ASSETS
For the Years or Periods Ended March 31,


                                                               CORE                                     GROWTH
                                                            EQUITY FUND                           OPPORTUNITIES FUND
                                                  ---------------------------------        --------------------------------
                                                    MAR. 31,              MAR. 31,            MAR. 31,            MAR. 31,
                                                      2003                  2002                2003               2002
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                     $ 1,168,439          $ 1,518,240         $  (205,576)         $  217,750
------------------------------------------------
  Net realized gain (loss) on investments
   and foreign currency transactions                (1,205,984)           4,640,544            (609,410)         (1,616,894)
------------------------------------------------
  Change in unrealized appreciation
   (depreciation) on investments and
   foreign currency transactions                   (29,134,949)           2,345,301         (11,084,648)          5,552,487
------------------------------------------------- ------------         ------------        ------------         -----------
  Net increase (decrease) in net assets
   resulting from operations                       (29,172,494)           8,504,085         (11,899,634)          4,153,343
------------------------------------------------- ------------         ------------        ------------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
------------------------------------------------
   Institutional class shares                       (1,145,501)          (1,536,798)                 --            (317,857)
------------------------------------------------
   Class A shares*                                        (277)                 (89)                 --                 (65)
------------------------------------------------
   Class B shares*                                        (167)                 (53)                 --                 (48)
------------------------------------------------
  Return of capital                                    (26,634)                  --                  --                  --
------------------------------------------------
  Net capital gains
------------------------------------------------
   Institutional class shares                         (766,532)          (1,864,740)                 --                 --
------------------------------------------------
   Class A shares*                                        (274)                 (57)                 --                  --
------------------------------------------------
   Class B shares*                                        (606)                (542)                 --                  --
------------------------------------------------- ------------         ------------        ------------         -----------
  Total distributions                               (1,939,991)          (3,402,279)                 --            (317,970)
------------------------------------------------- ------------         ------------        ------------         -----------
CAPITAL SHARE TRANSACTIONS (1):
  INSTITUTIONAL CLASS SHARES
  Proceeds from sale of shares                       8,758,687           11,032,795          15,127,227          12,872,287
------------------------------------------------
  Proceeds from reinvestment of dividends              781,100            1,271,884                   3             141,957
------------------------------------------------
  Redemption of shares                             (15,748,808)         (29,198,444)        (11,196,961)         (8,867,683)
------------------------------------------------- ------------         ------------        ------------         -----------
  Net increase (decrease)                           (6,209,021)         (16,893,765)          3,930,269           4,146,561
------------------------------------------------- ------------         ------------        ------------         -----------
  CLASS A SHARES*
  Proceeds from sale of shares                          13,084               32,593              17,053              40,574
------------------------------------------------
  Proceeds from reinvestment of dividends                  550                  145                  --                  58
------------------------------------------------
  Redemption of shares                                 (38,755)                  --             (50,957)                 --
------------------------------------------------- ------------         ------------        ------------         -----------
  Net increase (decrease)                              (25,121)              32,738             (33,904)             40,632
------------------------------------------------- ------------         ------------        ------------         -----------
  CLASS B SHARES*
  Proceeds from sale of shares                          54,340               40,275              13,106              97,828
------------------------------------------------
  Proceeds from reinvestment of dividends                  773                  595                  --                  42
------------------------------------------------
  Redemption of shares                                 (81,972)                  --             (98,189)                 --
------------------------------------------------- ------------         ------------        ------------         -----------
  Net increase (decrease)                              (26,859)              40,870             (85,083)             97,870
------------------------------------------------- ------------         ------------        ------------         -----------
  Net increase (decrease) from share transactions   (6,261,001)         (16,820,157)          3,811,282           4,285,063
------------------------------------------------- ------------         ------------        ------------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (37,373,486)         (11,718,351)         (8,088,352)          8,120,436
------------------------------------------------
NET ASSETS:
  Beginning of period                              132,373,265          144,091,616          53,710,415          45,589,979
------------------------------------------------- ------------         ------------        ------------         -----------
  End of period                                   $ 94,999,779         $132,373,265        $ 45,622,063         $53,710,415
------------------------------------------------- ============         ============        ============         ===========
  Undistributed net investment income,
   (accumulated net investment loss),
   end of period                                  $         --         $         --        $         --         $        --
------------------------------------------------- ============         ============        ============         ===========


 *  Class A and B shares were fully liquidated on December 30, 2002.
(1) See Note 6 in the Notes to Financial Statements for additional information.
(2) Commenced operations on May 30, 2002.

See Notes to Financial Statements.

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS



                                                                                                      INTERNATIONAL
                                                          SMALL COMPANY FUND                          EQUITY FUND (2)
                                                   ------------------------------                     ---------------
                                                     MAR. 31,          MAR. 31,                         MAR. 31,
                                                      2003               2002                              2003
-------------------------------------------------- ------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                     $   138,053        $   109,302                      $    29,886
------------------------------------------------
  Net realized gain (loss) on investments
   and foreign currency transactions                (1,069,973)           340,049                         (634,814)
------------------------------------------------
  Change in unrealized appreciation
   (depreciation) on investments and
   foreign currency transactions                    (3,410,301)         2,920,547                       (1,048,152)
-------------------------------------------------  -----------        -----------                      -----------
  Net increase (decrease) in net assets
   resulting from operations                        (4,342,221)         3,369,898                       (1,653,080)
-------------------------------------------------  -----------        -----------                      -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
------------------------------------------------
   Institutional class shares                         (137,885)          (110,495)                              --
------------------------------------------------
   Class A shares*                                        (341)              (165)                              --
------------------------------------------------
   Class B shares*                                          --                 (9)                              --
------------------------------------------------
  Return of capital                                       (530)                --                               --
------------------------------------------------
  Net capital gains
------------------------------------------------
   Institutional class shares                               --           (174,186)                              --
------------------------------------------------
   Class A shares*                                          --               (888)                              --
------------------------------------------------
   Class B shares*                                          --               (469)                              --
-------------------------------------------------  -----------        -----------                      -----------
  Total distributions                                 (138,756)          (286,212)                              --
-------------------------------------------------  -----------        -----------                      -----------
CAPITAL SHARE TRANSACTIONS (1):
  INSTITUTIONAL CLASS SHARES
  Proceeds from sale of shares                      12,579,945         11,264,655                       13,602,015
------------------------------------------------
  Proceeds from reinvestment of dividends               76,372            198,205                               --
------------------------------------------------
  Redemption of shares                              (4,275,069)        (3,016,599)                        (453,330)
-------------------------------------------------  -----------        -----------                      -----------
  Net increase (decrease)                            8,381,248          8,446,261                       13,148,685
-------------------------------------------------  -----------        -----------                      -----------
  CLASS A SHARES*
  Proceeds from sale of shares                          66,440            104,053                               --
------------------------------------------------
  Proceeds from reinvestment of dividends                  335              1,053                               --
------------------------------------------------
  Redemption of shares                                (152,537)           (13,479)                              --
-------------------------------------------------  -----------        -----------                      -----------
  Net increase (decrease)                              (85,762)            91,627                               --
-------------------------------------------------  -----------        -----------                      -----------
  CLASS B SHARES*
  Proceeds from sale of shares                          58,684            111,734                               --
------------------------------------------------
  Proceeds from reinvestment of dividends                   --                478                               --
------------------------------------------------
  Redemption of shares                                (156,292)                --                               --
-------------------------------------------------  -----------        -----------                      -----------
  Net increase (decrease)                              (97,608)           112,212                               --
-------------------------------------------------  -----------        -----------                      -----------
  Net increase (decrease) from share transactions    8,197,878          8,650,100                       13,148,685
-------------------------------------------------  -----------        -----------                      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              3,716,901         11,733,786                       11,495,605
------------------------------------------------
NET ASSETS:
  Beginning of period                               22,760,985         11,027,199                               --
-------------------------------------------------  -----------        -----------                      -----------
  End of period                                    $26,477,886        $22,760,985                      $11,495,605
-------------------------------------------------  ===========        ===========                      ===========
  Undistributed net investment income,
   (accumulated net investment loss),
   end of period                                   $       201        $       271                      $   (10,665)
-------------------------------------------------  ===========        ===========                      ===========

ANNUAL REPORT
First Focus Funds SM



FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Years or Periods Ended March 31,





                                Net Realized
                                     and         Distributions
         Net Asset               Unrealized  ------------------- Net Asset
           Value,      Net          Gains       Net               Value,
         Beginning  Investment  (Losses) on  Investment  Capital  End of   Total
         of Period    Income    Investments    Income     Gains   Period  Return+
-----------------------------------------------------------------------------------
----------------------------
SHORT/INTERMEDIATE BOND FUND
----------------------------
Institutional Class
2003        $ 9.59   $0.39       $ 0.63      $(0.48)    $   --    $10.13   10.87%
2002         10.01    0.52        (0.39)      (0.53)     (0.02)     9.59    1.26
2001          9.56    0.53         0.45       (0.53)        --     10.01   10.52
2000         10.01    0.51        (0.45)      (0.51)        --      9.56    0.71
1999          9.97    0.51         0.04       (0.51)        --     10.01    5.61

---------
BOND FUND
---------
Institutional Class
2003        $ 9.68   $0.46       $ 0.81      $(0.48)    $   --    $10.47   13.34%
2002         10.02    0.52        (0.33)      (0.52)     (0.01)     9.68    1.85
2001          9.59    0.54         0.43       (0.54)        --     10.02   10.52
2000         10.42    0.57        (0.67)      (0.58)     (0.15)     9.59   (0.90)
1999         10.45    0.61           --       (0.61)     (0.03)    10.42    5.93

-----------
INCOME FUND
-----------
Institutional Class
2003        $ 9.81   $0.55       $ 0.49      $(0.57)    $(0.01)   $10.27   10.79%
2002         10.00    0.61        (0.15)      (0.61)     (0.04)     9.81    4.65
2001(1)      10.00    0.03        (0.01)      (0.02)        --     10.00    0.25

----------------------
NEBRASKA TAX-FREE FUND
----------------------
Institutional Class
2003        $ 9.81   $0.38       $ 0.50      $(0.38)    $(0.09)   $10.22    9.03%
2002         10.02    0.40        (0.13)      (0.40)     (0.08)     9.81    2.79
2001(1)      10.00    0.02         0.02       (0.02)        --     10.02    0.34

----------------------
COLORADO TAX-FREE FUND
----------------------
Institutional Class
2003        $ 9.93   $0.35       $ 0.65      $(0.35)    $(0.07)   $10.51   10.23%
2002         10.06    0.35        (0.13)      (0.35)        --      9.93    2.22
2001(1)      10.00    0.02         0.06       (0.02)        --     10.06    0.76

-------------
BALANCED FUND
-------------
Institutional Class
2003        $ 9.95   $0.10       $(0.92)     $(0.11)    $   --    $ 9.02   (8.19)%
2002          9.75    0.21         0.19       (0.20)        --      9.95    4.10
2001          9.29    0.27         0.46       (0.27)        --      9.75    8.10
2000         11.06    0.34        (0.98)      (0.35)     (0.78)     9.29   (6.18)
1999         12.24    0.38        (0.81)      (0.38)     (0.37)    11.06   (3.73)





                                                               Ratio of Net
                                                   Ratio of     Investment
                                                    Expenses    Income to
                                                   to Average    Average
                                     Ratio of Net  Net Assets   Net Assets
                           Ratio of  Investment    (Excluding   (Excluding
           Net Assets,     Expenses   Income to    Waivers and  Waivers and     Portfolio
              End of      to Average   Average       Directed     Directed       Turnover
           Period (000s)  Net Assets  Net Assets   Brokerage)    Brokerage)       Rate
-----------------------------------------------------------------------------------------
----------------------------
SHORT/INTERMEDIATE BOND FUND
----------------------------
Institutional Class
2003           $56,064        0.76%        4.06%        1.04%        3.78%        70.24%
2002            47,520        0.75         5.23         1.03         4.95        117.82
2001            46,827        0.96         5.57         1.14         5.39         68.51
2000            21,008        1.02         5.28         1.18         5.12         36.41
1999            21,636        0.97         5.05         1.13         4.89         21.36

---------
BOND FUND
---------
Institutional Class
2003           $35,501        0.97%        4.20%        1.15%        4.02%        81.61%
2002            39,489        0.93         4.54         1.11         4.36         99.11
2001            43,208        0.95         5.58         1.12         5.41         83.56
2000            48,544        0.91         5.68         1.08         5.51         18.39
1999            82,420        0.88         5.78         1.05         5.61         31.35

-----------
INCOME FUND
-----------
Institutional Class
2003           $75,111        0.89%        4.47%        1.14%        4.22%        82.42%
2002            64,047        0.81         4.83         1.08         4.56         85.17
2001(1)         70,901        1.09         5.62         1.37         5.34          3.51

----------------------
NEBRASKA TAX-FREE FUND
----------------------
Institutional Class
2003           $95,181        0.90%        3.71%        1.18%        3.43%        12.00%
2002           100,111        0.86         3.92         1.14         3.64         49.72
2001(1)        121,961        1.10         3.49         1.38         3.21            --

----------------------
COLORADO TAX-FREE FUND
----------------------
Institutional Class
2003           $17,050        0.90%        3.37%        1.40%        2.87%        12.79%
2002            16,575        0.90         3.48         1.19         3.19          3.32
2001(1)         11,855        0.90         3.67         1.57         3.00            --

-------------
BALANCED FUND
-------------
Institutional Class
2003          $13,484        1.35%        1.16%        1.53%        0.98%        57.10%
2002           14,639        1.25         2.09         1.54         1.80         84.57
2001            6,414        1.73         2.88         2.09         2.52         77.44
2000           12,010        1.10         3.16         1.42         2.84         31.43
1999           23,883        1.01         3.20         1.32         2.89         33.17



See Notes to Financial Statements.

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS





                                Net Realized
                                     and                Distributions
         Net Asset     Net       Unrealized  ------------------------------- Net Asset
           Value,   Investment      Gains       Net                           Value,
         Beginning    Income    (Losses) on  Investment    Return    Capital  End of     Total
         of Period    (Loss)    Investments    Income    of Capital   Gains   Period    Return+
-----------------------------------------------------------------------------------------------
----------------
CORE EQUITY FUND
----------------
Institutional Class
2003      $  9.89    $  0.09       $(2.32)     $(0.09)     $  --*    $(0.06) $  7.51    (22.64)%
2002         9.51       0.12         0.50       (0.11)        --      (0.13)    9.89      6.64
2001         9.00       0.12         0.57       (0.11)     (0.02)     (0.05)    9.51      7.82
2000        13.36       0.19        (1.21)      (0.19)        --      (3.15)    9.00     (9.29)
1999        16.19       0.26        (1.66)      (0.26)        --      (1.17)   13.36     (9.20)

-------------------------
GROWTH OPPORTUNITIES FUND
-------------------------
Institutional Class
2003       $12.10    $ (0.04)      $(2.53)     $   --      $  --     $   --  $  9.53    (21.24)%
2002        11.22       0.06         0.90       (0.08)        --         --    12.10      8.58
2001        11.44       0.07        (0.23)      (0.06)        --         --    11.22     (1.38)
2000         9.48       0.01         1.95          --         --         --    11.44     20.72
1999(2)     10.00       0.10        (0.53)      (0.09)        --         --     9.48     (4.28)

------------------
SMALL COMPANY FUND
------------------
Institutional Class
2003       $14.79    $  0.07       $(2.41)     $(0.07)     $  --*     $   -- $ 12.38     (15.81)%
2002        12.26       0.10         2.68       (0.10)        --       (0.15)  14.79      22.95
2001        10.31       0.12         1.95       (0.12)        --          --   12.26      20.12
2000         9.85       0.10         0.65       (0.10)        --       (0.19)  10.31       7.55
1999        12.94       0.18        (2.73)      (0.18)        --       (0.36)   9.85     (20.18)

-------------------------
INTERNATIONAL EQUITY FUND
-------------------------
Institutional Class
2003++(3)  $10.00    $  0.03       $(2.59)     $   --      $  --      $   -- $  7.44     (25.60)%(4)




                                                               Ratio of Net
                                                   Ratio of     Investment
                                                    Expenses    Income to
                                                   to Average    Average
                                     Ratio of Net  Net Assets   Net Assets
                           Ratio of  Investment    (Excluding   (Excluding
           Net Assets,     Expenses   Income to    Waivers and  Waivers and     Portfolio
              End of      to Average   Average       Directed     Directed       Turnover
           Period (000s)  Net Assets  Net Assets   Brokerage)    Brokerage)       Rate
-----------------------------------------------------------------------------------------
            $ 95,000         1.12%      1.08%         1.25%        0.95%          13.03%
             132,295         1.03       1.09          1.20         0.92           15.90
             144,092         1.11       1.10          1.23         0.98           85.62
              87,537         1.07       1.47          1.18         1.36           23.29
             231,586         1.03       1.74          1.15         1.62           24.19





            $ 45,622         1.08%     (0.43)%        1.26%       (0.61)%         62.14%
              53,558         0.99       0.47          1.26         0.20           82.77
              45,590         0.96       0.89          1.28         0.57           71.62
              23,013         1.03       0.10          1.41        (0.28)          73.90
              14,318         1.21       1.15          1.63         0.73           71.80





            $ 26,478         1.20%      0.60%         1.63%        0.17%          11.47%
              22,532         1.21       0.73          1.64         0.30           27.38
              11,027         1.53       1.07          2.03         0.57           45.58
               8,624         1.46       0.89          2.02         0.33           36.71
              13,096         1.21       1.55          1.71         1.05           26.20





            $ 11,496         1.61%(4)   0.52%(4)      2.21%       (0.08)%         36.54%


*    Value is less than $0.01.
+ Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.
++   Per share data calculated using average shares method.
(1) Commenced operations on March 9, 2001. All ratios for the period have been annualized.
(2) Commenced operations on April 1, 1998. All ratios for the period have been annualized.
(3) Commenced operations on May 30, 2002. All ratios for the period have been annualized.
(4) Net of voluntary waivers from the administrator. Excluding the voluntary waivers from the administrator, the total return, ratio of expenses including waivers and ratio of net investment income would have been (26.05)%, 2.01% and 0.12%, respectively.
Amounts designated as "--" are either $0 or have been rounded to $0.

ANNUAL REPORT
First Focus Funds SM



NOTES TO FINANCIAL STATEMENTS
March 31, 2003


1. Organization

First Focus Funds, Inc. (formerly known as First Omaha Funds, Inc.) (the "Company") was organized in October, 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series. Each series is a diversified portfolio representing a distinct portfolio with its own investment objectives and policies. At March 31, 2003, the series presently authorized are the Short/Intermediate Bond Fund, the Bond Fund, the Income Fund, the Nebraska Tax-Free Fund, the Colorado Tax-Free Fund, the Balanced Fund, the Core Equity Fund, the Growth Opportunities Fund, the Small Company Fund and the International Equity Fund (individually referred to as a "Fund" and collectively as the "Funds").

All Funds presently offer Institutional Class shares without a sales charge. Prior to December 30, 2002, Class A and B shares were offered by the Income, Core Equity, Growth Opportunities and Small Company Funds. Class A shares were offered by the Nebraska Tax-Free and Colorado Tax-Free Funds. Class A shares were sold with a front end sales charge and Class B shares were sold with a contingent deferred sales charge for seven years. As of December 30, 2002 Class A and Class B shares were fully liquidated. The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies.


2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

(A) USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

(B) INVESTMENT VALUATION

Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest reported bid price.

Securities traded in the over-the-counter markets are valued at the latest bid price. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review by the respective Fund's investment adviser, FNB Fund Advisers ("FNB") or FNC Fund Advisers ("FNC") collectively, the "Advisers," both divisions of First National Bank, and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Short-term obligations (maturing within 60 days) may be valued on an amortized cost basis. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Fair Value Committee pursuant to procedures established by the Board of Directors.


(C) FOREIGN CURRENCY TRANSLATION

The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS

securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The International Equity Fund does not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The International Equity Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. Federal income tax purposes.

(D) REPURCHASE AGREEMENTS

The Funds may acquire repurchase agreements from financial institutions such as banks and broker/dealers that the Advisers deem creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act. As of March 31, 2003, the Funds did not hold any repurchase agreements.

(E) ORGANIZATION COSTS

In April 1998, the AICPA issued the Statement of Position "SOP" No. 98-5, "Reporting on the Costs of Start-Up Activities." This SOP provided guidance on the financial reporting of start-up costs and organization costs and required costs of start-up activities and organization costs to be expensed as incurred. Investment companies that began operations prior to June 30, 1998 were permitted to apply the SOP prospectively. Therefore, capitalized costs incurred prior to June 30, 1998 continue to be amortized over a period of sixty months. Any future start-up organization costs will be expensed as incurred.

In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

(F) EXPENSES

Each Fund is charged for those expenses that are directly attributable to the Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective daily net assets.

(G) DISTRIBUTIONS TO SHAREHOLDERS

The Short/Intermediate Bond, Bond, Income, Nebraska Tax-Free and Colorado Tax-Free Funds declare dividends of net investment income daily and pay them monthly. The Core Equity and Small Company Funds declare and pay monthly, the Balanced Fund declares and pays quarterly and the Growth Opportunities and International Equity Funds declare and pay annually. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

(H) CHANGE IN ACCOUNTING PRINCIPLE

Effective April 1, 2001, the Funds began to classify certain gains and losses on mortgage- and asset-backed securities previously included in realized gains and losses, as a component of

ANNUAL REPORT
First Focus Funds SM



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
March 31, 2003

interest income, as required by the AICPA Audit and Accounting Guide, Audits of Investment Companies. The effect of the accounting change had no impact on the total net assets of the Funds or the Funds' net asset value.

For the year ended March 31, 2003, this effect to the Funds was to decrease net investment income by $212,715 for the Income Fund.

The effect of this change on the financial highlights was as follows:

                               RATIO OF NET INVESTMENT
                                      INCOME TO
                                 AVERAGE NET ASSETS
                              -------------------------
                               BEFORE            AFTER
                              ADOPTION         ADOPTION
                              --------         --------
Income Fund                    4.78%            4.47%

Prior to April 1, 2001, the Short/Intermediate Bond Fund did not amortize premiums on fixed income securities. At March 31, 2003 there was a decrease in cost of $122,544, a corresponding increase in unrealized appreciation of $122,544 and a decrease in net investment income of $122,544 due to the amortization of premiums. The effect of these changes had no impact on total net assets of the Fund. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change.

(I) OTHER

Investment transactions are accounted for on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Bond premiums and discounts are amortized over the expected life of each applicable security.

(J) ILLIQUID SECURITIES

Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.


3.Investment Advisory and Other Agreements
The Funds have agreements with the respective Advisers to furnish investment advisory services to the Funds. Under the terms of these agreements, the Funds will pay a monthly fee at the annual rate of the following percentages on average daily net assets: to FNB, 0.50% for the Short/Intermediate Bond Fund, 0.60% for the Bond and Income Funds, 0.70% for the Nebraska Tax-Free Fund, 0.75% for the Balanced and Core Equity Funds, 0.85% for the Small Company Fund and 1.00% for the International Equity Fund; and to FNC, 0.70% for the Colorado Tax-Free Fund and 0.75% for the Growth Opportunities Fund. FNC has contractually agreed to waive or reimburse all or a portion of its fee so that the total operating expenses in the Colorado Tax-Free Fund will not exceed 0.90%.

KBC Asset Management International Ltd. ("KBCAM"), a subsidiary of KBCAM Limited, serves as the investment sub-adviser to the International Equity Fund. Under the terms of this agreement, FNB will pay to KBCAM a monthly fee of 0.50% of average daily net assets of the Fund. KBCAM has voluntarily agreed to waive 0.10% of it's sub-advisory fee. This voluntary agreement may discontinue at any time.

FNB serves as custodian for each of the Funds, with the exception of the International Equity Fund, for which The Northern Trust Company acts as custodian. FNB, as custodian, receives compensation from each of the Funds for such services in an amount equal to a fee, computed daily and payable monthly, at an annual rate of 0.03% of each Fund's average daily net assets. For the year ended March 31, 2003, FNB waived all of its fees in all of the Funds. The Northern Trust Company receives as compensation from the International Equity Fund a fee, computed daily and paid monthly, at an annual rate of 0.065% of the Fund's average daily net assets, subject to a minimum fee of $15,000 annually.

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS


FNB also serves as the Funds' Transfer Agent. They receive some out of pocket compensation from each of the Funds for their services. DST Systems, Inc., is the sub-transfer agent, whose functions include disbursing dividends and other distributions.

SEI Investments Global Funds Services (the "Administrator" formerly, SEI Investments Mutual Funds Services) acts as Administrator for each of the Funds. As compensation for its administrative and accounting services, the Administrator is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.20% of each Fund's average daily net assets, subject to an aggregate minimum fee of $788,500 for all Funds.

The Advisers and the Administrator may periodically volunteer to reduce all or a portion of their fees with respect to one or more Funds. These waivers may be terminated at any time. The Advisers and the Administrator may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fees will cause the yield and total return of that Fund to be higher than it would be in the absence of such reduction.

SEI Investments Distribution Co. (the "Distributor") acts as Distributor for each of the Funds pursuant to a Distribution Agreement with the Company.

4.Distribution and Service Plans

The Company's Board of Directors had adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class A shares of each Fund ("Class A Plan"). The Class A Plan permitted payment of Distribution fees of 0.25% of the average daily net assets of that Class. The Company's Board of Directors had also adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares of each Fund ("Class B Plan"). The Class B Plan permitted Distribution fees of 0.75% and Service fees of 0.25% of the average daily net assets of that Class. Such amounts were used to pay banks, broker/dealers and other institutions, which included the Advisers, their correspondents and affiliated banks and the Distributor for distribution and shareholder services. Class A and B shares were fully liquidated on December 30, 2002.

Some Funds direct certain portfolio trades to brokers who pay a portion of their expenses. Under this arrangement, the following Funds had expenses reduced by the amounts shown below. The effect on the Fund's expense ratios, as a percentage of the average net assets of the Fund on an annualized basis, for the year ended March 31, 2003, is as follows:

FUND                                 AMOUNT        RATIO
----                                 -------       -----
Balanced Fund                        $13,180       0.10%
Growth Opportunities Fund            $72,250       0.15%

5. Administrative Services Plan

The Company has adopted an Administrative Services Plan for the Institutional Class pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, that may include the Advisers, their correspondent and affiliated banks and the Administrator (each a "Service Organization"). Such Service Organizations agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of shares of that Fund.

Effective November 1, 1996, the Company entered into an agreement under the Plan with First National Bank at an annual rate of 0.10% of the average daily net assets serviced for each of the Short/Intermediate Bond, Bond, Income, Nebraska Tax-Free, Balanced, Core Equity, Small Company, and the International Equity Fund. FNB has voluntarily agreed to waive 0.05% of the Funds' fee, with the exception of the International Equity Fund. This voluntary agreement may discontinue at any time.

ANNUAL REPORT
First Focus Funds SM



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
March 31, 2003


6.Capital Stock

The Company is authorized to issue a total of 1,000,000,000 shares of common stock in series with a par value of $0.00001 per share. The Board of Directors is empowered to issue other series of the Company's shares without shareholder approval.


                                                 SHORT/INTERMEDIATE
                                                      BOND FUND                  BOND FUND                 INCOME FUND
                                              -----------------------    -----------------------   ----------------------
                                              YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                MAR. 31,     MAR. 31,      MAR. 31,     MAR. 31,    MAR. 31,     MAR. 31
                                                  2003         2002          2003         2002        2003         2002
-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
  Shares sold                                  1,566,383    1,319,726       800,663      683,061   1,664,630    1,279,248
---------------------------------------------
  Shares issued to holders in reinvestment
   of dividends                                  101,725      119,440       171,207      216,695      11,681        2,400
---------------------------------------------
  Shares redeemed                             (1,086,815)  (1,163,313)   (1,659,455)  (1,133,390)   (891,954)  (1,840,619)
--------------------------------------------- ----------   ----------    ----------   ----------   ---------   ----------
  Net increase (decrease)                        581,293      275,853      (687,585)    (233,634)    784,357     (558,971)
--------------------------------------------- ----------   ----------    ----------   ----------   ---------   ----------
  CLASS A SHARES*
  Shares sold                                         --           --            --           --       3,836          109
---------------------------------------------
  Shares issued to holders in reinvestment
   of dividends                                       --           --            --           --         129            4
---------------------------------------------
  Shares redeemed                                     --           --            --           --      (4,078)          --
--------------------------------------------- ----------   ----------    ----------   ----------   ---------   ----------
  Net increase (decrease)                             --           --            --           --        (113)         113
--------------------------------------------- ----------   ----------    ----------   ----------   ---------   ----------
  CLASS B SHARES*
  Shares sold                                         --           --            --           --       4,448        3,021
---------------------------------------------
  Shares issued to holders in reinvestment
   of dividends                                       --           --            --           --         197           78
---------------------------------------------
  Shares redeemed                                     --           --            --           --      (7,744)          --
--------------------------------------------- ----------   ----------    ----------   ----------   ---------   ----------
  Net increase (decrease)                             --           --            --           --      (3,099)       3,099
--------------------------------------------- ----------   ----------    ----------   ----------   ---------   ----------
Net increase (decrease) from share
    transactions                                 581,293      275,853      (687,585)    (233,634)    781,145     (555,759)
--------------------------------------------- ==========   ==========    ==========   ==========   =========   ==========


* Class A and B shares were fully liquidated on December 30, 2002.
+ Includes in-kind purchases (See Note 10 in the Notes to Financial Statements).

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS


                                                        NEBRASKA                       COLORADO
                                                      TAX-FREE FUND                  TAX-FREE FUND
                                               --------------------------      --------------------------
                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                MAR. 31,        MAR. 31,        MAR. 31,        MAR. 31,
                                                  2003            2002           2003            2002
---------------------------------------------- -------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
  Shares sold                                     767,492         812,592        515,437         782,652
---------------------------------------------
  Shares issued to holders in reinvestment
   of dividends                                     7,645           6,639          1,619             191
---------------------------------------------
  Shares redeemed                              (1,673,442)     (2,778,911)      (563,177)       (293,457)
---------------------------------------------  ----------      ----------       --------        --------
  Net increase (decrease)                        (898,305)     (1,959,680)       (46,121)        489,386
---------------------------------------------  ----------      ----------       --------        --------
  CLASS A SHARES*
  Shares sold                                     142,550         395,800             --             108
---------------------------------------------
  Shares issued to holders in reinvestment
   of dividends                                     8,504           1,430              3               2
---------------------------------------------
  Shares redeemed                                (546,364)         (1,920)          (113)             --
---------------------------------------------  ----------      ----------       --------        --------
  Net increase (decrease)                        (395,310)        395,310           (110)            110
---------------------------------------------  ----------      ----------       --------        --------
  CLASS B SHARES*
  Shares sold                                          --              --             --              --
---------------------------------------------
  Shares issued to holders in reinvestment
   of dividends                                        --              --             --              --
---------------------------------------------
  Shares redeemed                                      --              --             --              --
---------------------------------------------  ----------      ----------       --------        --------
  Net increase (decrease)                              --              --             --              --
---------------------------------------------  ----------      ----------       --------        --------
Net increase (decrease) from share
    transactions                               (1,293,615)     (1,564,370)       (46,231)        489,496
---------------------------------------------  ==========      ==========       ========        ========





                                                                                              CORE
                                                          BALANCED FUND                    EQUITY FUND
                                                    --------------------------    -------------------------
                                                    YEAR ENDED      YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                     MAR. 31,        MAR. 31,      MAR. 31,       MAR. 31,
                                                      2003            2002           2003           2002
---------------------------------------------- ------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
  Shares sold                                         660,296       1,090,540      1,065,801      1,149,537
---------------------------------------------
  Shares issued to holders in reinvestment
   of dividends                                        17,631          20,976         96,426        135,495
---------------------------------------------
  Shares redeemed                                    (655,215)       (297,260)    (1,895,946)    (3,059,836)
---------------------------------------------        --------       ---------     ----------     ----------
  Net increase (decrease)                              22,712         814,256       (733,719)    (1,774,804)
---------------------------------------------        --------       ---------     ----------     ----------
  CLASS A SHARES*
  Shares sold                                              --              --          1,364          3,488
---------------------------------------------
  Shares issued to holders in reinvestment
   of dividends                                            --              --             68             15
---------------------------------------------
  Shares redeemed                                          --              --         (4,935)            --
---------------------------------------------        --------       ---------     ----------     ----------
  Net increase (decrease)                                  --              --         (3,503)         3,503
---------------------------------------------        --------       ---------     ----------     ----------
  CLASS B SHARES*
  Shares sold                                              --              --          5,827          4,396
---------------------------------------------
  Shares issued to holders in reinvestment
   of dividends                                            --              --             96             64
---------------------------------------------
  Shares redeemed                                          --              --        (10,383)            --
---------------------------------------------        --------       ---------     ----------     ----------
  Net increase (decrease)                                  --              --         (4,460)         4,460
---------------------------------------------        --------       ---------     ----------     ----------
Net increase (decrease) from share
    transactions                                       22,712         814,256       (741,682)    (1,766,841)
---------------------------------------------        ========       =========     ==========     ==========

ANNUAL REPORT
First Focus Funds SM


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
March 31, 2003


                                                         GROWTH                            SMALL               INTERNATIONAL
                                                   OPPORTUNITIES FUND                  COMPANY FUND           EQUITY FUND(1)
                                               --------------------------      --------------------------     --------------
                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED       PERIOD ENDED
                                                MAR. 31,        MAR. 31,        MAR. 31,        MAR. 31,          MAR. 31,
                                                  2003            2002            2003            2002              2003
----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
  Shares sold                                   1,468,505      1,132,877         949,556         834,053         1,601,395
---------------------------------------------
  Shares issued to holders in reinvestment
   of dividends                                        --         12,593           5,945          14,945                --
---------------------------------------------
  Shares redeemed                              (1,109,785)      (779,498)       (339,311)       (224,800)          (56,155)
---------------------------------------------  ----------      ---------        --------        --------         ---------
  Net increase                                    358,720        365,972         616,190         624,198         1,545,240
---------------------------------------------  ----------      ---------        --------        --------         ---------
  CLASS A SHARES*
  Shares sold                                       1,467         3,710            4,673           8,091                --
---------------------------------------------
  Shares issued to holders in reinvestment
   of dividends                                        --             5               26              79                --
---------------------------------------------
  Shares redeemed                                  (5,182)           --          (11,950)           (919)               --
---------------------------------------------  ----------      ---------        --------        --------         ---------
  Net increase (decrease)                          (3,715)         3,715          (7,251)          7,251                --
---------------------------------------------  ----------      ---------        --------        --------         ---------
  CLASS B SHARES*
  Shares sold                                       1,199          8,888           3,977           8,188                --
---------------------------------------------
  Shares issued to holders in reinvestment
   of dividends                                        --              4              --              36                --
---------------------------------------------
  Shares redeemed                                 (10,091)            --         (12,201)             --                --
---------------------------------------------  ----------      ---------        --------        --------         ---------
  Net increase (decrease)                          (8,892)         8,892          (8,224)          8,224                --
---------------------------------------------  ----------      ---------        --------        --------         ---------
Net increase from share transactions              346,113        378,579         600,715         639,673         1,545,240
---------------------------------------------  ==========      =========        ========        ========         =========


 *  Class A and B shares were fully liquidated on December 30, 2002.
(1) Commenced operations on May 30, 2002.

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS

7. Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended March 31, 2003 were as follows:


                    SHORT/
                 INTERMEDIATE                            NEBRASKA     COLORADO
                     BOND       BOND         INCOME      TAX-FREE     TAX-FREE
                     FUND       FUND          FUND         FUND         FUND
--------------------------------------------------------------------------------
Purchases
 U.S. Government $21,996,621  $16,939,944  $38,981,982  $        --  $       --
 Other            19,968,618   13,518,244   23,362,707   11,541,567   2,094,507
----------------
Sales
 U.S. Government $17,040,267  $23,902,678  $34,448,391  $        --  $       --
 Other            17,179,939   13,803,177   20,359,826   25,654,388   2,385,473
--------------------------------------------------------------------------------




                                  CORE      GROWTH         SMALL   INTERNATIONAL
                   BALANCED      EQUITY  OPPORTUNITIES    COMPANY     EQUITY
                     FUND         FUND       FUND          FUND        FUND
--------------------------------------------------------------------------------
Purchases
 U.S. Government  $  449,703  $        --  $        --  $        --  $        --
 Other             8,542,228   12,937,550   33,882,724   10,821,759   15,466,933
----------------
Sales
 U.S. Government  $1,780,777  $        --  $        --  $        --  $        --
 Other             5,977,785   17,162,953   29,600,695    2,576,359    2,471,530
--------------------------------------------------------------------------------



8. Federal Income Taxes
Each Fund intends to continue to comply with the requirements of the Internal Revenue Code necessary to continue to qualify as a regulated investment company and to make the requisite distributions of the income to its shareholders that will be sufficient to relieve it from all or substantially all Federal income taxes.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal Tax regulations that may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent and they are charged or credited to paid in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to net operating losses and the classification of short-term capital gains and ordinary income for tax purposes, have been reclassified to/from the following accounts:


                                                     UNDISTRIBUTED            ACCUMULATED
                                                    NET INVESTMENT             REALIZED                   PAID IN
                                                     INCOME (LOSS)            GAIN (LOSS)                 CAPITAL
------------------------------------------------------------------------------------------------------------------
Bond Fund                                               $135,450               $(135,450)                      $--
-----------------------------
Income Fund                                              569,744                (569,744)                       --
-----------------------------
Nebraska Tax-Free Fund                                      (451)                    451                        --
-----------------------------
Core Equity Fund                                           4,140                  22,495                   (26,635)
-----------------------------
Growth Opportunities Fund                                205,576                      --                  (205,576)
-----------------------------
Small Company Fund                                           633                     190                      (823)
-----------------------------
International Equity Fund                                (40,551)                 40,551                        --
------------------------------------------------------------------------------------------------------------------

These reclassifications had no effect on net assets or net asset value per share.

ANNUAL REPORT
First Focus Funds SM


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
March 31, 2003

The tax character of dividends and distributions paid during the years ended March 31, 2003 and March 31, 2002 were as follows:


                       ORDINARY INCOME  LONG-TERM CAPITAL GAIN  TAX-EXEMPT INCOME     RETURN OF CAPITAL         TOTALS
                       2003       2002      2003      2002       2003       2002       2003       2002     2003       2002
------------------------------------------------------------------------------------------------------------------------------
Short/Intermediate
  Bond Fund        $2,491,996 $2,545,678 $     --   $115,978 $       -- $       --    $    --      $  -- $2,491,996 $2,661,656
------------------
Bond Fund           1,813,225  2,240,751       --         --         --         --         --         --  1,813,225  2,240,751
------------------
Income Fund         3,840,830  4,330,782   77,203    161,223         --         --         --         --  3,918,033  4,492,005
------------------
Nebraska Tax-Free
  Fund                152,179    185,803  701,079    770,975  3,760,233  4,074,256         --         --  4,613,491  5,031,034
------------------
Colorado Tax-Free
  Fund                    252      2,948  120,090         --    567,247    541,246         --         --    687,589    544,194
------------------
Balanced Fund         164,986    206,273       --         --         --         --         --         --    164,986    206,273
------------------
Core Equity Fund    1,147,016  1,518,241  766,341  1,884,038         --         --     26,634         --  1,939,991  3,402,279
------------------
Growth Opportunities
  Fund                     --    288,115       --         --         --         --         --     29,855         --    317,970
------------------
Small Company Fund    138,226    110,678       --    175,534         --         --        530         --    138,756    286,212
------------------
International Equity
  Fund                     --         --       --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------


As of March 31, 2003, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:


                                               POST      UNDISTRIBUTED
                                    POST     OCTOBER      SHORT-TERM      UNDISTRIBUTED
                    CAPITAL LOSS   OCTOBER   CURRENCY  GAIN AND ORDINARY   TAX-EXEMPT
                    CARRYFORWARDS   LOSSES    LOSSES        INCOME           INCOME
----------------------------------------------------------------------------------------
Short/Intermediate
  Bond Fund      $   (479,174) $       --   $     --       $226,059        $     --
----------------
Bond Fund            (893,882)         --         --        139,200              --
----------------
Income Fund                --          --         --        443,019              --
----------------
Nebraska Tax-Free
  Fund                     --          --         --          1,979         285,851
----------------
Colorado Tax-Free
  Fund                     --          --         --             --          48,930
----------------
Balanced Fund      (2,493,185)   (271,781)        --          3,095              --
----------------
Core Equity Fund   (1,066,251)   (565,044)        --             --              --
----------------
Growth Opportunities
  Fund             (1,623,852) (1,148,255)        --             --              --
----------------
Small Company Fund   (740,567)         --         --            196              --
----------------
International Equity
  Fund               (294,795)   (100,512)   (19,721)         9,056              --
----------------------------------------------------------------------------------------



                                                             TOTAL DISTRIBUTABLE
                  UNDISTRIBUTED    OTHER        UNREALIZED        EARNINGS
                    LONG-TERM    TEMPORARY     APPRECIATION     (ACCUMULATED
                  CAPITAL GAIN   DIFFERENCES  (DEPRECIATION)       LOSSES)
--------------------------------------------------------------------------------
Short/Intermediate
  Bond Fund            $   --   $(230,404)   $ 1,451,349      $    967,830
--------------------
Bond Fund                  --    (139,131)     1,519,172           625,359
--------------------
Income Fund           253,874    (328,315)     1,689,032         2,057,610
--------------------
Nebraska Tax-Free
  Fund                167,254    (287,664)     4,864,677         5,032,097
--------------------
Colorado Tax-Free
  Fund                 21,238     (48,195)     1,103,588         1,125,561
--------------------
Balanced Fund              --          --        (10,295)       (2,772,166)
--------------------
Core Equity Fund           --          --      4,090,323         2,459,028
--------------------
Growth Opportunities
  Fund                     --          --        622,348        (2,149,759)
--------------------
Small Company Fund         --          --       (489,320)       (1,229,691)
--------------------
International Equity
  Fund                     --          --     (1,247,108)       (1,653,080)
--------------------------------------------------------------------------------



Amounts designated as "--" are either $0 or have been rounded to $0.

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS


Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2002 through March 31, 2003 that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

The Funds had capital loss carryforwards available at March 31, 2003 to offset future realized capital gains throughout the indicated expiration dates as follows:


                                            2008             2009              2010              2011               TOTAL
---------------------------------------------------------------------------------------------------------------------------
Short/Intermediate Bond Fund              $     --        $       --        $       --        $  479,174        $  479,174
---------------------------------------
Bond Fund                                       --                --           893,882                --           893,882
---------------------------------------
Balanced Fund                                   --         1,976,125           111,228           405,832         2,493,185
---------------------------------------
Core Equity Fund                                --                --                --         1,066,251         1,066,251
---------------------------------------
Growth Opportunities Fund                  181,504                --         1,442,348                --         1,623,852
---------------------------------------
Small Company Fund                              --                --                --           740,567           740,567
---------------------------------------
International Equity Fund                       --                --                --           294,795           294,795
---------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

It is management's intention to make no distribution of any future capital gains until the Federal income tax loss carryforwards are exhausted.

For Federal income tax purposes, the cost of securities owned at March 31, 2003, and the net unrealized gains or losses on securities sold for the period were different from amounts reported for financial reporting purposes, due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. Additionally, these amounts were different for the Short/Intermediate Bond, Bond and Income Funds due to cumulative market discount and premium on bonds held as of March 31, 2003 in the Funds. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at March 31, 2003, were as follows:


                                                                                                                NET
                                                                                                            UNREALIZED
                                                 FEDERAL        AGGREGATED GROSS     AGGREGATED GROSS      APPRECIATION
                                                TAX COST          APPRECIATION         DEPRECIATION       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
Short/Intermediate Bond Fund                 $54,126,593         $ 1,526,078           $  (74,729)         $1,451,349
---------------------------------------
Bond Fund                                     33,541,404           1,588,186              (69,014)          1,519,172
---------------------------------------
Income Fund                                   73,601,266           2,084,637             (395,605)          1,689,032
---------------------------------------
Nebraska Tax-Free Fund                        89,660,304           4,888,172              (23,495)          4,864,677
---------------------------------------
Colorado Tax-Free Fund                        15,847,103           1,108,419               (4,831)          1,103,588
---------------------------------------
Balanced Fund                                 13,852,865           1,323,041           (1,333,336)            (10,295)
---------------------------------------
Core Equity Fund                              91,056,189          17,149,160          (13,058,837)          4,090,323
---------------------------------------
Growth Opportunities Fund                     44,889,306           6,364,181           (5,741,833)            622,348
---------------------------------------
Small Company Fund                            26,933,174           2,585,955           (3,075,275)           (489,320)
---------------------------------------
International Equity Fund                     12,592,852             138,304           (1,384,148)         (1,245,844)
---------------------------------------------------------------------------------------------------------------------------

ANNUAL REPORT
First Focus Funds SM


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
March 31, 2003


9. Concentration of Credit Risk

The Nebraska Tax-Free and Colorado Tax-Free Funds each concentrate their investments in a single state and therefore have more credit risk related to the economic conditions of that state than a Fund with broader geographical diversification.

The International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments, lack of liquidity, low market capitalizations, foreign currency fluctuations, and the level of governmental supervision and regulation of securities markets in the respective countries.


10. In-Kind Transfer

On October 22, 2002, the Short/Intermediate Bond Fund issued 62,458 shares of beneficial interest in exchange for assets in the amount of $619,582. These securities were transferred at their current market value on that date.

11. Subsequent Event

On May 6, 2003 the Board of Directors approved an Agreement and Plan of Reorganization to merge the Bond Fund into the Income Fund. The Agreement and Plan is subject to approval of shareholders of the Income Fund and the Bond Fund. If approved, the merger is to take place at close-of-business on July 31, 2003.

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS

DIRECTORS AND OFFICERS OF THE FIRST FOCUS FUNDS (UNAUDITED)
Set forth below are the names, age, position with the Company, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as a Director or Officer of the Company. Directors who are deemed not to be "interested persons" of the Company are referred to as "Independent Board Members". Messr. Koch is a Director who may be deemed to be an "interested" person of the Company as that term is defined in the 1940 Act.


                                         Term of                                                Number
                                         Office                                              of Portfolios
                                           and                                               in the First         Other
                       Position(s)      Length of                                             Focus Funds     Directorships
    Name, Address,      Held with         Time            Principal Occupation(s)             Overseen by       Held by
     Date of Birth      the Trust        Served1            During Past 5 Years              Board Member2    Board Member3
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
-------------
JOSEPH                  Director       (Since        Vice Chairman (1967-1993),                    10          Director,
CAGGIANO                                1994)        Chief Financial Officer (1967-1991)                       Humphrey
302 South 36th                                       and Vice-Chairman Emeritus                                Hospitality, Inc.
Street, Omaha,                                       (1993-present) of Bozell Jacobs
NE  68131
77 yrs. old

GARY WITT               Director       (Since        President and Shareholder,                    10              --
11837 Miracle                           1997)        Lutz & Company, P.C.,
Hills Drive,                                         Certified Public Accountants
Suite 100                                            (1987-present)
Omaha, NE
68154
50 yrs. old

ROBERT A. REED          Director       (Since        President and Chief Executive                 10              --
2600 Dodge Street                       1994)        Officer, Physicians Mutual Insurance
Omaha, NE 68131                                      Company and Physicians Life
63 yrs. old                                          Insurance Company (1974-present)

DAVID P. GREER         Director        (Since        Trust Officer, First National                 10              --
3623 South                 and          1994)        Bank of Omaha (1987-1994);
107th Ave. Circle       President                    presently retired
Omaha, NE 68124
72 yrs. old

INTERESTED
BOARD MEMBER
------------

HARRY A.                Director       (Since        President and Treasurer,                      10              --
KOCH, JR.                               1994)        The Harry A. Koch Co.,
P.O. Box 6215                                        insurance agents and
Omaha, NE  68106                                     brokers (1958-present)
73 yrs. old


ANNUAL REPORT
First Focus Funds SM


DIRECTORS AND OFFICERS OF THE FIRST FOCUS FUNDS (UNAUDITED) (CONCLUDED)
Set forth below are the names, age, position with the Company, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as a Director or Officer of the Company. Directors who are deemed not to be "interested persons" of the Company are referred to as "Independent Board Members".



                                         Term of                                                Number
                                         Office                                              of Portfolios
                                           and                                               in the First         Other
                       Position(s)      Length of                                             Focus Funds     Directorships
    Name, Address,      Held with         Time            Principal Occupation(s)             Overseen by       Held by
     Date of Birth      the Trust        Served 1           During Past 5 Years              Board Member 2   Board Member 3
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
BOARD MEMBERS
-------------
JAMES F.                Treasurer      (Since        Director of Investment Accounting             10             --
VOLK                                    2000)        Operations, SEI Investments Global
530 E. Swedesford                                    Funds Services (1996-present);
Road, Wayne,                                         (Assistant Chief Accountant of the
PA  19087                                            Securities and Exchange Commis-
40 yrs. old                                          sion's Division of Investment
                                                     Management (1993-1996)

JOHN C. MUNCH             Vice         (Since        Vice President and Assistant                  10              --
One Freedom             President       2002)        Secretary of the Administrator and
Valley Drive,              and                       Distributor since November 2001;
Oaks, PA 19456          Assistant                    Associate at Howard Rice
33 yrs. old             Secretary                    Nemorvoski Canady Falk &Rabkin,
                                                     (1998-2001); Associate at Seward &
                                                     Kissel, (1996-1998)

TIMOTHY D.                Vice         (Since        Vice President and Assistant                  10              --
BARTO                   President       2000)        Secretary of the Administrator and
One Freedom                and                       Distributor since November 1999;
Valley Drive,           Secretary                    Associate at Dechert Price & Rhoads
Oaks, PA 19456                                       (1997-1999); Associate at Richter,
35 yrs. old                                          Miller & Finn (1994-1997)


-----------------
1 Each director shall hold office during the lifetime of this Company until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Company's Articles of Incorporation.
2 The "First Focus Funds" consists all registered investment companies for which FNB Fund Advisers and FNC Fund Advisers serve as investment adviser. As of March 31, 2003, the First Focus Funds complex consisted of 10 portfolios.
3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

                                 [LOGO OMITTED]
                                   FIRST FOCUS
                                      FUNDS

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the fiscal year ended March 31, 2003, each Fund is designating long term capital gains and ordinary income with regard to distributions paid during the year as follows:


                                  LONG TERM      QUALIFIED      ORDINARY      TAX-EXEMPT
                                CAPITAL GAINS      5 YEAR        INCOME         INCOME           TOTAL
                                DISTRIBUTIONS       GAIN      DISTRIBUTIONS DISTRIBUTIONS   DISTRIBUTIONS  QUALIFYING
FUND                             (TAX BASIS)    DISTRIBUTION    (TAX BASIS)   (TAX BASIS)     (TAX BASIS)  DIVIDENDS(1)
--------                        -------------   ------------  -------------  ------------   -------------  ------------
Short/Intermediate Bond              0.00%          0.00%        100.00%         0.00%         100.00%         0.00%
Bond                                 0.00%          0.00%        100.00%         0.00%         100.00%         0.00%
Income                               0.78%          1.19%         98.03%         0.00%         100.00%         0.00%
Nebraska Tax-Free                   14.96%          0.00%          3.37%        81.67%         100.00%         0.00%
Colorado Tax-Free                   17.28%          0.12%          0.04%        82.56%         100.00%         0.00%
Balanced                             0.00%          0.00%        100.00%         0.00%         100.00%        32.87%
Core Equity                         40.05%          0.00%         59.95%         0.00%         100.00%       100.00%
Growth Opportunities                 0.00%          0.00%          0.00%         0.00%           0.00%         0.00%
Small Company                        0.00%          0.00%        100.00%         0.00%         100.00%       100.00%
International Equity                 0.00%          0.00%          0.00%         0.00%           0.00%         0.00%

The International Equity Fund elected to pass through foreign tax credits to its shareholders. The amount of foreign tax credit eligible as of March 31, 2003 is $14,304.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

NOTES

NOTES

NOTES

INDEPENDENT AUDITORS' REPORT

To the Shareholders and
Board of Directors of
First Focus Funds, Inc.:

We have audited the accompanying statements of net assets of the First Focus Funds, Inc. (the "Funds") comprising the Short/Intermediate Bond Fund, the Bond Fund, the Income Fund, the Nebraska Tax-Free Fund, the Colorado Tax-Free Fund, the Balanced Fund, the Core Equity Fund, the Growth Opportunities Fund, the Small Company Fund, and the International Equity Fund, as of March 31, 2003, and the related statements of operations for the period then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the First Focus Funds, Inc. as of March 31, 2003, the results of their operations for the period then ended, and the changes in their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

Omaha, Nebraska
May 13, 2003

INVESTMENT ADVISER
         FNB Fund Advisers
         First National Bank
         1620 Dodge Street, Stop 1075
         Omaha, Nebraska 68197

         FNC Fund Advisers
         First National Bank
         P.O. Box 555
         Fort Collins, Colorado 80522

INVESTMENT SUB-ADVISER
         (INTERNATIONAL EQUITY FUND ONLY)
         KBC Asset Management International Ltd.
         Joshua Dawson House
         Dawson Street
         Dublin 2, Ireland

CUSTODIAN
         First National Bank
         1620 Dodge Street, Stop 1075
         Omaha, Nebraska 68197

         The Northern Trust Company
         (International Equity Fund only)
         50 South LaSalle Street
         Chicago, Illinois 60675

ADMINISTRATOR
         SEI Investments Global Funds Services
         One Freedom Valley Drive
         Oaks, Pennsylvania 19456

DISTRIBUTOR
         SEI Investments Distribution Co.
         One Freedom Valley Drive
         Oaks, Pennsylvania 19456

LEGAL COUNSEL
         Cline, Williams, Wright, Johnson & Oldfather
         1900 US Bank Building
         233 South 13th Street
         Lincoln, NE 68508-2095

AUDITORS
         KPMG LLP
         Two Central Park Plaza, Suite 1501
         Omaha, Nebraska 68102

This report has been prepared for the general information of First Focus Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective First Focus Funds prospectus. The prospectus contains more complete information about First Focus Funds' investment objectives, management fees and expenses, risks and operating policies. Please read the prospectus carefully before investing or sending money.

FOR MORE INFORMATION
         call 1-800-662-4203
         or write to:
         First Focus Funds Service Center
         P.O. Box 219022
         Kansas City, Missouri 64121-9022



                                 [LOGO MISSING]
                                   FIRST FOCUS
                                      FUNDS
                            Value. Stability. Service.

                                                                 FFF-AR-001-0300